AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2016

                               File No. 333-100132
                                File No. 811-09154

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 14

                                   ON FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 77

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                          LINCOLN BENEFIT LIFE COMPANY
                               (Name of Depositor)
                             1221 N Street, Suite 200
                             Lincoln, Nebraska 68508
               (Complete Address of Depositor's Principal Office)

                                  ROBYN WYATT
                          Lincoln Benefit Life Company
                             1221 N Street, Suite 200
                             Lincoln, Nebraska 68508
                                 1-888-674-3667
                (Name and Complete Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b) of Rule 485

     X    on April 29, 2016, pursuant to paragraph (b) of Rule 485

          60 days after filing pursuant to paragraph (a) of Rule 485 on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

            CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE PROSPECTUS


          Flexible Premium Variable Universal Life Insurance Policies


                                   Issued by:
                          Lincoln Benefit Life Company


                              In connection with:
                   Lincoln Benefit Life Variable Life Account


                                Street Address:
                            1221 N Street, Suite 200
                               Lincoln, NE 68508


                                Mailing Address:
                                P.O. Box 660191
                             Dallas, TX 75266-0191


                        Telephone Number: 1-800-865-5237
                           Fax Number: 1-877-525-2689


This Prospectus describes information you should know before you purchase the Consultant Protector Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.

EFFECTIVE DECEMBER 31, 2008, THIS PRODUCT IS NO LONGER BEING OFFERED FOR SALE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 29, 2016

                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------





                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         7
FEE TABLES
     Transaction Fees                                            8
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                    9
     Optional Benefit Charges                                   10
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  11
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             12
     Safety Net Premium                                         13
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     13
POLICY VALUE
     General                                                    14
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   14
     Postponement of Payments                                   14
TRANSFERS
     General                                                    14
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      15
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          16
     Trading Limitations                                        16
     Agreements to Share Information with Funds                 17
     Short Term Trading Fees                                    17
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              22
     Additions, Deletions and Substitutions of Securities       22
     The Fixed Account                                          23
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             24
     Death Benefit Options                                      24
     Change to Death Benefit Option                             25
     Change to Face Amount                                      25


                                                               PAGE
     Optional Insurance Benefits                                25
POLICY LOANS
     General                                                    27
     Loan Interest                                              27
     Loan Repayment                                             27
     Pre-Existing Loan                                          28
     Effect on Policy Value                                     28
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 28
     Partial Withdrawal                                         28
SETTLEMENT OPTIONS                                              29
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     29
     Reinstatement                                              30
CANCELLATION AND CONVERSION RIGHTS
     Free-Look Period                                           30
     Conversion                                                 30
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     30
     Monthly Deduction                                          30
     Policy Fee                                                 31
     Administrative Expense Charge                              31
     Mortality and Expense Risk Charge                          31
     Cost of Insurance Charge                                   31
     Rider Charges                                              32
     Separate Account Income Taxes                              32
     Portfolio Charges                                          32
     Surrender Charge                                           32
     Transfer Fee                                               33
GENERAL POLICY PROVISIONS
     Beneficiaries                                              34
     Assignment                                                 34
     Dividends                                                  34
ABOUT US
     Lincoln Benefit Life Company                               34
     The Separate Account                                       34
FEDERAL TAXES
     Introduction                                               34
     Taxation of the Company and the Separate Account           35
     Taxation of Policy Benefits                                35
     Employer Owned Life Insurance (a.k.a. "COLI")              36
     Modified Endowment Contracts                               36
     Income Tax Withholding                                     37
     Diversification Requirements                               37

                                2   PROSPECTUS

                                           PAGE
     Ownership Treatment                    37
     Other Tax Considerations.              37
     Medicare Tax on Investment Income.     37
DISTRIBUTION                                38
LEGAL PROCEEDINGS                           38
LEGAL MATTERS                               39
FINANCIAL STATEMENTS                        39
GLOSSARY OF SPECIAL TERMS                   40
WHERE YOU CAN FIND MORE INFORMATION         41

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 40 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 34.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 36.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. In some states, the Safety Net Premium Period is less than twenty years as required by law. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 13.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 29.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 30. For additional discussion of your Policy Value, please see "Policy Value" on page 14.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty
(20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 16.

6. HOW ARE MY PREMIUMS ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
30. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 13.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your


                                 4   PROSPECTUS
initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 13. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See "Transfers" on page 14.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 15.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 27 and "Death Benefits and Optional Insurance Benefits" on page 24.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 25. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 34.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 32.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 28.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 35.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page 27. For a discussion regarding the possible tax consequences of loans, see "Federal Taxes" on page 34.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend


                                 5   PROSPECTUS
your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 20 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 30.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 29. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 34.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 34.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 28. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 34.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Trading Limitations" on page 16.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions - Surrender Charge" on page 32. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy


                                 6   PROSPECTUS

Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 34.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 36.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 34.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 7   PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge                            When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
     (1)                                          first 14 Policy Years.
  MINIMUM AND MAXIMUM INITIAL SURRENDER
  CHARGE:
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  Second and each subsequent transfer in each
                                                  calendar month.
Partial Withdrawal Service Fee                    When you make a withdrawal.
Loan Interest Rate (3)(4)                         When you have a Policy Loan



                      CHARGE                                  AMOUNT DEDUCTED
------------------------------------------------- --------------------------------------
Premium Expense Charge                            5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
     (1)
  MINIMUM AND MAXIMUM INITIAL SURRENDER           Minimum: $4.70 per $1000.
  CHARGE:                                         Maximum: $56.58 per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $27.36 per $1000.
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  $10.00 maximum; $0 current
Partial Withdrawal Service Fee                    $10.00 per withdrawal
Loan Interest Rate (3)(4)                         Interest Rate on Preferred Loans 4%
                                                  Interest Rate on Standard Loans 5%

(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)   Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 27.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                 8  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                CHARGE                  WHEN CHARGE IS DEDUCTED
-------------------------------------- -------------------------
Cost of Insurance Charge (per          Monthly
 $1000 Net Amount at Risk) (1)
MINIMUM AND MAXIMUM COI
 CHARGE:
MINIMUM & MAXIMUM COI CHARGE
 FOR A 45-YEAR OLD MALE
 NON-SMOKER, $120,000 FACE
 AMOUNT
Administrative Expense Charge          Monthly
 (per $1000 Initial Face Amount)
  (2)
Policy Fee                             Monthly
Mortality and Expense Risk Charge      Monthly
 (as a percentage of total monthly
 Subaccount Value) (3)



                CHARGE                                           AMOUNT DEDUCTED
-------------------------------------- -------------------------------------------------------------------
Cost of Insurance Charge (per
 $1000 Net Amount at Risk) (1)
MINIMUM AND MAXIMUM COI                GUARANTEED:                      CURRENT:
 CHARGE:                               Minimum: $0.05750 per            Minimum: $0.01029 per $1000.
                                       $ 1000.                          Maximum: $33.67500 per $1000
                                       Maximum: $83.33333 per
                                       $ 1000.
MINIMUM & MAXIMUM COI CHARGE           GUARANTEED:                      CURRENT:
 FOR A 45-YEAR OLD MALE                Minimum: $0.28750 per            Minimum: $0.22686 per $1000.
 NON-SMOKER, $120,000 FACE             $ 1000.                          Maximum: $22.06250 per $1000.
 AMOUNT                                Maximum: $83.33333 per
                                       $ 1000.
Administrative Expense Charge          Annual Rate for Policy Years     Annual Rate for Policy Years 21+:
 (per $1000 Initial Face Amount)       1-20: 0.3504 per $1000.          0.1992 per $1000
  (2)
Policy Fee                             Guaranteed: $10.00
Mortality and Expense Risk Charge      Annual Rate for Policy Years     Annual Rate for Policy Years 15+:
 (as a percentage of total monthly     1-14: 0.55%.                     0.15%.
 Subaccount Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 30.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is $0.0292 per $1,000 of Face Amount for the first 20 Policy Years, and $0.0166 per $1,000 of Face Amount thereafter.

(3) The monthly mortality and expense risk charge is 0.046% for the first 14 Policy Years and 0.012% thereafter.

  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.


                                 9  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:


                  OPTIONAL BENEFIT                    WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
---------------------------------------------------- ------------------------- -----------------------------------
Children's Level Term Rider (per $5,000 unit of               Monthly                    $2.50 per unit
 coverage)
Accidental Death Benefit Rider (per $1,000 of                 Monthly
 benefit amount) (1)
  MINIMUM AND MAXIMUM COI CHARGE:                                               Minimum COI: $0.08333 per $1,000
                                                                                Maximum COI: $0.13333 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                           Minimum COI: $0.10 per $1,000
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                     Maximum COI: $0.10 per $1,000
  AMOUNT:
Continuation of Premium Rider (per $100 of                    Monthly
 benefit amount) (2)
  MINIMUM AND MAXIMUM COI CHARGE:                                                Minimum COI: $0.23000 per $100
                                                                                 Maximum COI: $1.54000 per $100
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                            Minimum COI: $0.53 per $100
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                      Maximum COI: $0.53 per $100
  AMOUNT:
Additional Insured Rider (per $1000 of benefit                Monthly
 amount) (3)
  MINIMUM AND MAXIMUM COI CHARGE:                                                         GUARANTEED:
                                                                                Minimum COI: $0.05750 per $1,000
                                                                               Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.01833 per $1,000
                                                                               Maximum COI: $33.67500 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                                    GUARANTEED:
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Minimum COI: $0.05750 per $1,000
  AMOUNT:                                                                      Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.22686 per $1,000
                                                                               Maximum COI: $22.06250 per $1,000
Primary Insured Term Insurance Benefit Rider                  Monthly
      (4)
  MINIMUM AND MAXIMUM COI CHARGE:                                                         GUARANTEED:
                                                                                Minimum COI: $0.05750 per $1,000
                                                                               Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.01900 per $1,000
                                                                               Maximum COI: $25.25583 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                                    GUARANTEED:
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Minimum COI: $0.05750 per $1,000
  AMOUNT:                                                                      Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.6167 per $1,000
                                                                               Maximum COI: $17.03083 per $1,000
Accelerated Death Benefit Rider, Terminal                       N/A                           N/A
 Illness (5)
Accelerated Death Benefit Rider, Permanent                      N/A                           N/A
 Confinement (5)
Overloan Protection Rider (6)                                   N/A                           N/A

                                10  PROSPECTUS

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, and Accelerated Death Benefit Rider, Permanent Confinement, may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date the applicable state approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISORS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


                                                                                            MINIMUM         MAXIMUM
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees,
and other expenses)                                                                        0.10%          2.28%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2015.

                                 11  PROSPECTUS

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the Statement of Additional Information or in endorsements to the Policy, as appropriate.

In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 34. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 36 below for more information.


                                12   PROSPECTUS

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday. In some states, the Safety Net Premium period of twenty years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 29. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 29.

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

In some states, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 30.


                                13   PROSPECTUS

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future,


                                14   PROSPECTUS
we may charge you the transfer fee described on page 33, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE is open for business. See "Policy Value" on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
(i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 14 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this


                                15   PROSPECTUS
program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer


                                16   PROSPECTUS
     request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

o    the investment objectives and/or size of the Sub-Account's underlying
     Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company ("Lincoln Benefit") has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit's trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


                                17   PROSPECTUS

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND

EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE

SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES,
              --------------------------------------------------------------
PLEASE CONTACT US AT 1-800-865-5237.
------------------------------------


 Sub-Accounts                                        Investment Objective                                  Investment Advisor
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. American Franchise Fund - Series I    To seek capital growth
 Invesco V.I. American Value Fund - Series I        To provide above-average total return over a market
                                                    cycle of three to five years by investing in common
                                                    stocks and other equity securities.
 Invesco V.I. Core Equity Fund - Series I           Long-term growth of capital
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I                                                 appreciation
                                                                                                          INVESCO ADVISERS, INC.
 Invesco V.I. Growth and Income Fund - Series I     To seek long-term growth of capital and income
 Invesco V.I. High Yield Fund - Series I            Total return comprised of current income and capital
                                                    appreciation
 Invesco V.I. Mid Cap Core Equity Fund - Series     Long-term growth of capital
  I
 Invesco V.I. Mid Cap Growth Fund - Series II       To seek capital growth
 Invesco V.I. Value Opportunities Fund - Series I   Long-term growth of capital
 THE ALGER PORTFOLIOS
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
                                                                                                          FRED ALGER MANAGEMENT,
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
                                                                                                          INC.
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation

                                18  PROSPECTUS

 Sub-Accounts                                            Investment Objective
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A           To maximize income while maintaining prospects for
                                                        capital appreciation
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A                To replicate as closely as possible before deduction of
                                                        expenses, performance of the S&P 500 Index which
                                                        emphasizes stocks of large U.S. companies.
 Deutsche Small Cap Index VIP - Class A                 To replicate as closely as possible before deduction of
                                                        expenses, performance of the Russell 2000 Index which
                                                        emphasizes stocks of small U.S. companies.
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial       To obtain high total return with reduced risk over the
  Class                                                 long term by allocating its assets among stocks, bonds,
                                                        and short-term instruments.
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial   Long-term capital appreciation.
  Class
 Fidelity VIP Equity-Income Portfolio - Initial         Reasonable Income. The fund will also consider the
  Class                                                 potential for capital appreciation. The fund's goal is to
                                                        achieve a yield which exceeds the composite yield on the
                                                        securities comprising the S&P 500(Reg. TM) Index.
 Fidelity VIP Government Money Market                   As high a level of current income as is consistent with
  Portfolio - Initial Class                             preservation of capital and liquidity.
 Fidelity VIP Growth Portfolio - Initial Class          To achieve capital appreciation.
 Fidelity VIP Index 500 Portfolio - Initial Class       Investment results that correspond to the total return of
                                                        common stocks publicly traded in the United States, as
                                                        represented by the S&P 500(Reg. TM) Index.
 Fidelity VIP Investment Grade Bond Portfolio -         As high a level of current income as is consistent with
  Initial Class                                         the preservation of capital.
 Fidelity VIP Overseas Portfolio - Initial Class        Long-term growth of capital.
 ALPS VARIABLE INVESTMENT TRUST (1)
 Morningstar Aggressive Growth ETF Asset                Capital appreciation
  Allocation Portfolio Class I (2)
 Morningstar Balanced ETF Asset Allocation              Capital appreciation and some current income
  Portfolio Class I (2)
 Morningstar Conservative ETF Asset Allocation          Current income and preservation of capital
  Portfolio Class I (2)
 Morningstar Growth ETF Asset Allocation                Capital appreciation
  Portfolio Class I (2)
 Morningstar Income and Growth ETF Asset                Current income and capital appreciation
  Allocation Portfolio Class I (2)



 Sub-Accounts                                            Investment Advisor
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A           DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A
                                                        DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 Deutsche Small Cap Index VIP - Class A
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial
  Class
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
                                                        FIDELITY MANAGEMENT &
 Fidelity VIP Government Money Market
                                                        RESEARCH COMPANY (FMR)
  Portfolio - Initial Class
 Fidelity VIP Growth Portfolio - Initial Class
 Fidelity VIP Index 500 Portfolio - Initial Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Overseas Portfolio - Initial Class
 ALPS VARIABLE INVESTMENT TRUST (1)
 Morningstar Aggressive Growth ETF Asset
  Allocation Portfolio Class I (2)
 Morningstar Balanced ETF Asset Allocation
  Portfolio Class I (2)
 Morningstar Conservative ETF Asset Allocation
                                                        ALPS ADVISORS, INC.
  Portfolio Class I (2)
 Morningstar Growth ETF Asset Allocation
  Portfolio Class I (2)
 Morningstar Income and Growth ETF Asset
  Allocation Portfolio Class I (2)

                                19  PROSPECTUS

 Sub-Accounts                                             Investment Objective
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -           Capital appreciation.
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service         Long-term capital growth, consistent with preservation
  Shares                                                 of capital and balanced by current income.
 Janus Aspen Series Forty Portfolio - Institutional      Long-term growth of capital.
  Shares
 Janus Aspen Series Global Research Portfolio -          Long-term growth of capital.
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service         Long-term growth of capital.
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity               Long-term capital appreciation
  Portfolio
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio          Long-term growth of capital with current income as a
                                           (3)           secondary objective
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond           Maximize total return
  Portfolio
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class     Seeks capital appreciation
 MFS(Reg. TM) New Discovery Series - Initial Class       Seeks capital appreciation
 MFS(Reg. TM) Total Return Series - Initial Class        Seeks total return
 MFS(Reg. TM) Utilities Series - Initial Class           Seeks total return
 MFS(Reg. TM) Value Series - Initial Class               Seeks capital appreciation
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (4)   Seeks capital appreciation
 MFS(Reg. TM) Massachusetts Investors Growth Stock       Seeks capital appreciation
  Portfolio - Initial Class (5)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth                    Capital appreciation.
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares             The fund seeks capital appreciation
 Oppenheimer International Growth Fund/VA                The fund seeks capital appreciation
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA      The fund seeks capital appreciation



 Sub-Accounts                                             Investment Advisor
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service
  Shares
 Janus Aspen Series Forty Portfolio - Institutional      JANUS CAPITAL MANAGEMENT
  Shares                                                 LLC
 Janus Aspen Series Global Research Portfolio -
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity               LAZARD ASSET MANAGEMENT
  Portfolio                                              LLC
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio          LEGG MASON PARTNERS FUND
                                           (3)           ADVISOR, LLC
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond           LEGG MASON PARTNERS FUND
  Portfolio                                              ADVISOR, LLC
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class     MFS(Reg. TM) INVESTMENT
                                                         MANAGEMENT
 MFS(Reg. TM) New Discovery Series - Initial Class
 MFS(Reg. TM) Total Return Series - Initial Class
 MFS(Reg. TM) Utilities Series - Initial Class
 MFS(Reg. TM) Value Series - Initial Class
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (4)
                                                         MFS(Reg. TM) INVESTMENT
 MFS(Reg. TM) Massachusetts Investors Growth Stock
                                                         MANAGEMENT
  Portfolio - Initial Class (5)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares
                                                         OPPENHEIMERFUNDS, INC.
 Oppenheimer International Growth Fund/VA
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA

                                20  PROSPECTUS

 Sub-Accounts                                      Investment Objective
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.           Portfolio seeks maximum total return, consistent with
  Dollar-Hedged) - Administrative Shares          preservation of capital and prudent investment
                                                  management.
 PIMCO VIT Money Market Portfolio -               Portfolio seeks maximum current income, consistent
  Administrative Shares                           with preservation of capital and daily liquidity
 PIMCO VIT Real Return Portfolio -                Portfolio seeks maximum real return, consistent with
  Administrative Shares                           preservation of real capital and prudent investment
                                                  management
 PIMCO VIT Total Return Portfolio -               Portfolio seeks maximum total return, consistent with
  Administrative Shares                           preservation of capital and prudent investment
                                                  management.
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA             High current income. Capital growth is a secondary goal
                                                  when consistent with achieving high current income.
 Putnam VT International Value Fund - Class IA    Capital growth. Current income is a secondary
                                                  objective.
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund             Long-term capital appreciation.
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I     Long-term capital growth. Income is a secondary
                                                  objective.
 T. Rowe Price Equity Income Portfolio - I        A high level of dividend income and long-term capital
                                                  growth primarily through investment in stocks
 VANECK VIP TRUST
 VanEck VIP Emerging Markets Fund - Initial       Long-term capital appreciation by investing primarily in
  Class (6)                                       equity securities in emerging markets around the world
 VanEck VIP Global Hard Assets Fund - Initial     Long-term capital appreciation by investing primarily in
  Class (6)                                       hard asset securities. Income is a secondary
                                                  consideration.
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I     Long-term capital appreciation by investing primarily in
                                                  growth-oriented equity securities of large capitalization
                                                  companies.
 Morgan Stanley UIF U.S. Real Estate Portfolio,   Above average current income and long-term capital
  Class I                                         appreciation by investing primarily in equity securities
                                                  of companies in the U.S. real estate industry, including
                                                  real estate investment trusts.



 Sub-Accounts                                      Investment Advisor
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.
  Dollar-Hedged) - Administrative Shares
 PIMCO VIT Money Market Portfolio -
  Administrative Shares
                                                  PACIFIC INVESTMENT
 PIMCO VIT Real Return Portfolio -
                                                  MANAGEMENT COMPANY LLC
  Administrative Shares
 PIMCO VIT Total Return Portfolio -
  Administrative Shares
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA
                                                  PUTNAM INVESTMENT
                                                  MANAGEMENT, LLC
 Putnam VT International Value Fund - Class IA
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund             GUGGENHEIM INVESTMENTS
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I
                                                  T. ROWE PRICE ASSOCIATES,
                                                  INC.
 T. Rowe Price Equity Income Portfolio - I
 VANECK VIP TRUST
 VanEck VIP Emerging Markets Fund - Initial
  Class (6)
                                                  VAN ECK ASSOCIATES
 VanEck VIP Global Hard Assets Fund - Initial
                                                  CORPORATION
  Class (6)
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                                  MORGAN STANLEY INVESTMENT
 Morgan Stanley UIF U.S. Real Estate Portfolio,
                                                  MANAGEMENT INC.
  Class I

(1) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2) Effective April 29, 2016, the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio Class I, Ibbotson Balanced ETF Asset Allocation Portfolio Class I, Ibbotson Conservative ETF Asset Allocation Portfolio Class I, Ibbotson Growth ETF Asset Allocation Portfolio Class I and Ibbotson Income and Growth ETF Asset Allocation Portfolio Class I changed their names to the Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I, Morningstar Balanced ETF Asset Allocation Portfolio Class I, Morningstar Conservative ETF Asset Allocation Portfolio Class I, Morningstar Growth ETF Asset Allocation Portfolio Class I, Morningstar Income and Growth ETF Asset Allocation Portfolio Class I; respectively.

(3) Effective December 5, 2014, ClearBridge Variable Fundamental All Cap Value Portfolio - Class I was merged into ClearBridge Variable Large Cap Value Portfolio.

(4) Effective August 16, 2013, MFS(Reg. TM) High Income Series - Initial Class was merged into MFS(Reg. TM) High Yield Portfolio - Initial Class.

(5) Effective March 27, 2015, MFS(Reg. TM) Investors Growth Stock Series - Initial Class was merged into MFS(Reg. TM) Massachusetts Investors Growth Stock Portfolio - Initial Class.


                                 21  PROSPECTUS

(6) Effective May 1, 2016, the Van Eck VIP Emerging Markets Fund - Initial Class and Van Eck VIP Global Hard Assets Fund - Initial Class changed their names to the VanEck VIP Emerging Markets Fund - Initial Class and VanEck VIP Global Hard Assets Fund - Initial Class; respectively.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;


                                22   PROSPECTUS

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM. As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Lincoln Benefit, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own


                                23   PROSPECTUS
judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page
25. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Attained Age                      45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the


                                24   PROSPECTUS

Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $25,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 32 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 34.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date the applicable state approved the rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 25th birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child's 25th birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider.

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.

o    Continuation of Premium Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on


                                25   PROSPECTUS
the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider.

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 50% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

     (ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

o    Accelerated Death Benefit Rider, Permanent Confinement

This rider provides for an advance of a portion of the Death Benefit if:

     1) the Insured has been confined to a nursing care facility for at least a year and is expected to remain there for the rest of his or her life; and

     2) within the previous 12 months, the Insured has been certified by a licensed health care practitioner as a chronically ill individual.

Request for benefits under this rider may be made on or after the first Policy anniversary. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of :

     1)    80% of the Death Benefit as of the date the first request is paid;
           or

     2) $250,000, including all other accelerated benefit amounts paid under all policies and riders issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     1) any due and uncollected Monthly Deductions or unpaid required Premium if a claim occurs during a Grace Period;

     2) if allowed in your state and/or the rules and regulations of the Internal Revenue Service, an administrative charge of $150 for each accelerated benefit request;

     3)    pro rata amount of any outstanding Policy Loan; and

     4) an actuarial discount reflecting the early payment of the accelerated benefit amount.

o    Overloan Protection Rider

                                26   PROSPECTUS

If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid- up policy, no additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is at least 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

POLICY LOANS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any


                                27   PROSPECTUS
assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:



Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.

PARTIAL WITHDRAWAL. General. While the Policy is in force after the first
                    --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial


                                28   PROSPECTUS
withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%. We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

     Option A - Interest. We hold the proceeds, credit interest to them and pay
     --------------------
     out the funds when the person entitled to them requests.

     Option B - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option D - Joint and Survivor. We pay the proceeds in a monthly income to
     ------------------------------
     two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option E - Period Certain. We pay the proceeds in monthly installments for
     --------------------------
     a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice.


                                29   PROSPECTUS

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 24. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within twenty (20) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub- Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 20 days after the Issue Date or, if your state's free-look period is longer than twenty days, for twenty days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

State premium tax rates currently vary from 0% to 4.0%. Premium taxes are not directly passed through to you by us. We do not vary the Premium Expense Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

                                30   PROSPECTUS

5)   the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. We will never raise the current monthly policy fee to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge rates for (a) the first 20 Policy Years and (b) Policy Year 21 and thereafter are set at Policy issue for the life of the Policy. The monthly Administrative Expense Charge rate is calculated at an annual rate of $.3504 per $1,000 of Face Amount in Policy Years 1 through 20, and $.1992 per $1,000 of Face Amount thereafter. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount. The applicable charge is structured as described above, except that the rate is determined by the number of years from the date of the increase. The Administrative Expense Charge is waived after the Insured's Age 100.

MORTALITY AND EXPENSE RISK CHARGE. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 100.

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------------------------------
Face Amount                                              $100,000
Death Benefit Option                                            1
Policy Value on the Current Monthly Deduction Day        $ 30,000
Insured's Attained Age                                         45
Corridor Percentage                                           215%
Death Benefit                                            $100,000

On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never


                                31   PROSPECTUS
charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and age. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fee.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:


Male Non-Smoker          $ 27.36
Male Smoker              $ 33.53
Female Non-Smoker        $ 22.70
Female Smoker            $ 26.06
Unisex Non-Smoker        $ 26.28
Unisex Smoker            $ 31.73

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,736.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:


Male Non-Smoker          $ 56.27
Male Smoker              $ 56.58
Female Non-Smoker        $ 56.29
Female Smoker            $ 56.36
Unisex Non-Smoker        $ 56.28
Unisex Smoker            $ 56.55

If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which


                                32   PROSPECTUS
the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:



                      MALE,           MALE,         FEMALE,         FEMALE,         UNISEX,         UNISEX,
                    NONSMOKER        SMOKER        NONSMOKER         SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45          AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      ---------      -----------      --------
      1                100%            100%           100%            100%            100%            100%
      2                 99%            100%           100%            100%             99%             99%
      3                 97%             99%           100%            100%             97%             97%
      4                 93%             94%           100%             94%             93%             91%
      5                 86%             87%            92%             87%             86%             85%
      6                 79%             80%            85%             80%             79%             78%
      7                 72%             73%            77%             73%             72%             71%
      8                 64%             65%            69%             65%             64%             63%
      9                 56%             57%            60%             57%             56%             56%
      10                48%             49%            51%             49%             48%             47%
      11                39%             40%            42%             40%             39%             39%
      12                30%             31%            32%             31%             30%             30%
      13                21%             21%            22%             21%             20%             20%
      14                11%             11%            11%             11%             10%             11%
      15                 0%              0%             0%              0%              0%              0%

Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal [$1,313.28 ($2,736 x 48%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


                                33   PROSPECTUS

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.

ASSIGNMENT. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit's other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.


                                34   PROSPECTUS

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 36.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


                                35   PROSPECTUS

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion


                                36   PROSPECTUS
of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners' foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a


                                37   PROSPECTUS
tax advisor about the impact of this new tax on distributions from the Policy.

DISTRIBUTION
--------------------------------------------------------------------------------

Allstate Distributors, L.L.C. ("ADLLC"), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of 5% of any additional Premiums in year 5. Registered representatives also may be eligible for a trail commission of 0.66% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


                                38   PROSPECTUS

LEGAL MATTERS
--------------------------------------------------------------------------------

Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account as of December 31, 2015 and for each of the two periods ended December 31, 2015, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2015 and December 31, 2014, for the year ended December 31, 2015, for the period from April 1, 2014 through December 31, 2014, for the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.


                                39   PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

ATTAINED AGE - The Insured's age at the last Policy Anniversary.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

QUALIFIED PLAN - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401 or 403 of the Tax Code.

SAI - Statement of Additional Information, which is available upon request.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.


                                40   PROSPECTUS

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time during which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Lincoln Benefit Life Company, sometimes referred to as "Lincoln Benefit."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission ("SEC"). The current SAI is dated April 29, 2016. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.

We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.

                         LINCOLN BENEFIT LIFE COMPANY
            THROUGH ITS LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                           1940 ACT FILE NO. 811-9154
                          1933 ACT FILE NO. 333-100132

                                41   PROSPECTUS

LBL6283-14

            CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE PROSPECTUS


          Flexible Premium Variable Universal Life Insurance Policies


                                   Issued by:
                          Lincoln Benefit Life Company


                              In connection with:
                   Lincoln Benefit Life Variable Life Account


                                Street Address:
                            1221 N Street, Suite 200
                               Lincoln, NE 68508


                                Mailing Address:
                         Lincoln Benefit Life Company
                             Policyholder Services
                                 P.O. Box 1538
                          Jacksonville, IL 62651-1538


                        Telephone Number: 1-844-768-6780
                           Fax Number: 1-844-768-6772


This Prospectus describes information you should know before you purchase the Consultant Protector Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.

EFFECTIVE DECEMBER 31, 2008, THIS PRODUCT IS NO LONGER BEING OFFERED FOR SALE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 29, 2016

                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------





                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         7
FEE TABLES
     Transaction Fees                                            8
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                    9
     Optional Benefit Charges                                   10
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  11
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             12
     Safety Net Premium                                         13
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     13
POLICY VALUE
     General                                                    14
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   14
     Postponement of Payments                                   14
TRANSFERS
     General                                                    14
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      15
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          16
     Trading Limitations                                        16
     Agreements to Share Information with Funds                 17
     Short Term Trading Fees                                    17
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              22
     Additions, Deletions and Substitutions of Securities       22
     The Fixed Account                                          23
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             24
     Death Benefit Options                                      24
     Change to Death Benefit Option                             25
     Change to Face Amount                                      25


                                                               PAGE
     Optional Insurance Benefits                                25
POLICY LOANS
     General                                                    27
     Loan Interest                                              27
     Loan Repayment                                             27
     Pre-Existing Loan                                          28
     Effect on Policy Value                                     28
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 28
     Partial Withdrawal                                         28
SETTLEMENT OPTIONS                                              29
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     29
     Reinstatement                                              30
CANCELLATION AND CONVERSION RIGHTS
     Free-Look Period                                           30
     Conversion                                                 30
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     30
     Monthly Deduction                                          30
     Policy Fee                                                 31
     Administrative Expense Charge                              31
     Mortality and Expense Risk Charge                          31
     Cost of Insurance Charge                                   31
     Rider Charges                                              32
     Separate Account Income Taxes                              32
     Portfolio Charges                                          32
     Surrender Charge                                           32
     Transfer Fee                                               33
GENERAL POLICY PROVISIONS
     Beneficiaries                                              34
     Assignment                                                 34
     Dividends                                                  34
ABOUT US
     Lincoln Benefit Life Company                               34
     The Separate Account                                       34
FEDERAL TAXES
     Introduction                                               34
     Taxation of the Company and the Separate Account           35
     Taxation of Policy Benefits                                35
     Employer Owned Life Insurance (a.k.a. "COLI")              36
     Modified Endowment Contracts                               36
     Income Tax Withholding                                     37
     Diversification Requirements                               37

                                2   PROSPECTUS

                                           PAGE
     Ownership Treatment                    37
     Other Tax Considerations.              37
     Medicare Tax on Investment Income.     37
DISTRIBUTION                                38
LEGAL PROCEEDINGS                           38
LEGAL MATTERS                               39
FINANCIAL STATEMENTS                        39
GLOSSARY OF SPECIAL TERMS                   40
WHERE YOU CAN FIND MORE INFORMATION         41

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 40 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 34.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 36.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. In some states, the Safety Net Premium Period is less than twenty years as required by law. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 13.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 29.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 30. For additional discussion of your Policy Value, please see "Policy Value" on page 14.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty
(20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 16.

6. HOW ARE MY PREMIUMS ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
30. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 13.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your


                                 4   PROSPECTUS
initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 13. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-844-768-6780. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See "Transfers" on page 14.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 15.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 27 and "Death Benefits and Optional Insurance Benefits" on page 24.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 25. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 34.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 32.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 28.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 35.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page 27. For a discussion regarding the possible tax consequences of loans, see "Federal Taxes" on page 34.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend


                                 5   PROSPECTUS
your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 20 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 30.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 29. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 34.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 34.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 28. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 34.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Trading Limitations" on page 16.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions - Surrender Charge" on page 32. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy


                                 6   PROSPECTUS

Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 34.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 36.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 34.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 7   PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge                            When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
     (1)                                          first 14 Policy Years.
  MINIMUM AND MAXIMUM INITIAL SURRENDER
  CHARGE:
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  Second and each subsequent transfer in each
                                                  calendar month.
Partial Withdrawal Service Fee                    When you make a withdrawal.
Loan Interest Rate (3)(4)                         When you have a Policy Loan



                      CHARGE                                  AMOUNT DEDUCTED
------------------------------------------------- --------------------------------------
Premium Expense Charge                            5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
     (1)
  MINIMUM AND MAXIMUM INITIAL SURRENDER           Minimum: $4.70 per $1000.
  CHARGE:                                         Maximum: $56.58 per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $27.36 per $1000.
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  $10.00 maximum; $0 current
Partial Withdrawal Service Fee                    $10.00 per withdrawal
Loan Interest Rate (3)(4)                         Interest Rate on Preferred Loans 4%
                                                  Interest Rate on Standard Loans 5%

(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)   Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 27.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                 8  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                CHARGE                  WHEN CHARGE IS DEDUCTED
-------------------------------------- -------------------------
Cost of Insurance Charge (per          Monthly
 $1000 Net Amount at Risk) (1)
MINIMUM AND MAXIMUM COI
 CHARGE:
MINIMUM & MAXIMUM COI CHARGE
 FOR A 45-YEAR OLD MALE
 NON-SMOKER, $120,000 FACE
 AMOUNT
Administrative Expense Charge          Monthly
 (per $1000 Initial Face Amount)
  (2)
Policy Fee                             Monthly
Mortality and Expense Risk Charge      Monthly
 (as a percentage of total monthly
 Subaccount Value) (3)



                CHARGE                                           AMOUNT DEDUCTED
-------------------------------------- -------------------------------------------------------------------
Cost of Insurance Charge (per
 $1000 Net Amount at Risk) (1)
MINIMUM AND MAXIMUM COI                GUARANTEED:                      CURRENT:
 CHARGE:                               Minimum: $0.05750 per            Minimum: $0.01029 per $1000.
                                       $ 1000.                          Maximum: $33.67500 per $1000
                                       Maximum: $83.33333 per
                                       $ 1000.
MINIMUM & MAXIMUM COI CHARGE           GUARANTEED:                      CURRENT:
 FOR A 45-YEAR OLD MALE                Minimum: $0.28750 per            Minimum: $0.22686 per $1000.
 NON-SMOKER, $120,000 FACE             $ 1000.                          Maximum: $22.06250 per $1000.
 AMOUNT                                Maximum: $83.33333 per
                                       $ 1000.
Administrative Expense Charge          Annual Rate for Policy Years     Annual Rate for Policy Years 21+:
 (per $1000 Initial Face Amount)       1-20: 0.3504 per $1000.          0.1992 per $1000
  (2)
Policy Fee                             Guaranteed: $10.00
Mortality and Expense Risk Charge      Annual Rate for Policy Years     Annual Rate for Policy Years 15+:
 (as a percentage of total monthly     1-14: 0.55%.                     0.15%.
 Subaccount Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 30.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is $0.0292 per $1,000 of Face Amount for the first 20 Policy Years, and $0.0166 per $1,000 of Face Amount thereafter.

(3) The monthly mortality and expense risk charge is 0.046% for the first 14 Policy Years and 0.012% thereafter.

  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.


                                 9  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:


                  OPTIONAL BENEFIT                    WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
---------------------------------------------------- ------------------------- -----------------------------------
Children's Level Term Rider (per $5,000 unit of               Monthly                    $2.50 per unit
 coverage)
Accidental Death Benefit Rider (per $1,000 of                 Monthly
 benefit amount) (1)
  MINIMUM AND MAXIMUM COI CHARGE:                                               Minimum COI: $0.08333 per $1,000
                                                                                Maximum COI: $0.13333 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                           Minimum COI: $0.10 per $1,000
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                     Maximum COI: $0.10 per $1,000
  AMOUNT:
Continuation of Premium Rider (per $100 of                    Monthly
 benefit amount) (2)
  MINIMUM AND MAXIMUM COI CHARGE:                                                Minimum COI: $0.23000 per $100
                                                                                 Maximum COI: $1.54000 per $100
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                            Minimum COI: $0.53 per $100
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                      Maximum COI: $0.53 per $100
  AMOUNT:
Additional Insured Rider (per $1000 of benefit                Monthly
 amount) (3)
  MINIMUM AND MAXIMUM COI CHARGE:                                                         GUARANTEED:
                                                                                Minimum COI: $0.05750 per $1,000
                                                                               Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.01833 per $1,000
                                                                               Maximum COI: $33.67500 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                                    GUARANTEED:
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Minimum COI: $0.05750 per $1,000
  AMOUNT:                                                                      Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.22686 per $1,000
                                                                               Maximum COI: $22.06250 per $1,000
Primary Insured Term Insurance Benefit Rider                  Monthly
      (4)
  MINIMUM AND MAXIMUM COI CHARGE:                                                         GUARANTEED:
                                                                                Minimum COI: $0.05750 per $1,000
                                                                               Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.01900 per $1,000
                                                                               Maximum COI: $25.25583 per $1,000
  MINIMUM AND MAXIMUM COI CHARGE FOR A                                                    GUARANTEED:
  45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Minimum COI: $0.05750 per $1,000
  AMOUNT:                                                                      Maximum COI: $83.33333 per $1,000
                                                                                            CURRENT:
                                                                                Minimum COI: $0.6167 per $1,000
                                                                               Maximum COI: $17.03083 per $1,000
Accelerated Death Benefit Rider, Terminal                       N/A                           N/A
 Illness (5)
Accelerated Death Benefit Rider, Permanent                      N/A                           N/A
 Confinement (5)
Overloan Protection Rider (6)                                   N/A                           N/A

                                10  PROSPECTUS

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, and Accelerated Death Benefit Rider, Permanent Confinement, may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date the applicable state approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISORS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


                                                                                            MINIMUM         MAXIMUM
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees,
and other expenses)                                                                        0.10%          2.28%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2015.

                                 11  PROSPECTUS

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the Statement of Additional Information or in endorsements to the Policy, as appropriate.

In certain states, the Policy may be offered as a group policy with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group Policies unless the context specifies otherwise.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 34. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 36 below for more information.


                                12   PROSPECTUS

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday. In some states, the Safety Net Premium period of twenty years is not permitted by law. Please check with your local representative on the Safety Net period approved in your state.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 29. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 29.

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

In some states, we are required to return at least your Premium if you cancel your Policy during the "free-look" period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 30.


                                13   PROSPECTUS

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future,


                                14   PROSPECTUS
we may charge you the transfer fee described on page 33, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE is open for business. See "Policy Value" on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
(i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 14 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this


                                15   PROSPECTUS
program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer


                                16   PROSPECTUS
     request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

o    the investment objectives and/or size of the Sub-Account's underlying
     Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Lincoln Benefit Life Company ("Lincoln Benefit") has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit's trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


                                17   PROSPECTUS

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related the Sub-Accounts to which you allocate your premium.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND

EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE

SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES,
              --------------------------------------------------------------
PLEASE CONTACT US AT 1-844-768-6780.
------------------------------------


 Sub-Accounts                                        Investment Objective                                  Investment Advisor
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. American Franchise Fund - Series I    To seek capital growth
 Invesco V.I. American Value Fund - Series I        To provide above-average total return over a market
                                                    cycle of three to five years by investing in common
                                                    stocks and other equity securities.
 Invesco V.I. Core Equity Fund - Series I           Long-term growth of capital
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I                                                 appreciation
                                                                                                          INVESCO ADVISERS, INC.
 Invesco V.I. Growth and Income Fund - Series I     To seek long-term growth of capital and income
 Invesco V.I. High Yield Fund - Series I            Total return comprised of current income and capital
                                                    appreciation
 Invesco V.I. Mid Cap Core Equity Fund - Series     Long-term growth of capital
  I
 Invesco V.I. Mid Cap Growth Fund - Series II       To seek capital growth
 Invesco V.I. Value Opportunities Fund - Series I   Long-term growth of capital
 THE ALGER PORTFOLIOS
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
                                                                                                          FRED ALGER MANAGEMENT,
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
                                                                                                          INC.
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation

                                18  PROSPECTUS

 Sub-Accounts                                            Investment Objective
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A           To maximize income while maintaining prospects for
                                                        capital appreciation
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A                To replicate as closely as possible before deduction of
                                                        expenses, performance of the S&P 500 Index which
                                                        emphasizes stocks of large U.S. companies.
 Deutsche Small Cap Index VIP - Class A                 To replicate as closely as possible before deduction of
                                                        expenses, performance of the Russell 2000 Index which
                                                        emphasizes stocks of small U.S. companies.
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial       To obtain high total return with reduced risk over the
  Class                                                 long term by allocating its assets among stocks, bonds,
                                                        and short-term instruments.
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial   Long-term capital appreciation.
  Class
 Fidelity VIP Equity-Income Portfolio - Initial         Reasonable Income. The fund will also consider the
  Class                                                 potential for capital appreciation. The fund's goal is to
                                                        achieve a yield which exceeds the composite yield on the
                                                        securities comprising the S&P 500(Reg. TM) Index.
 Fidelity VIP Government Money Market                   As high a level of current income as is consistent with
  Portfolio - Initial Class                             preservation of capital and liquidity.
 Fidelity VIP Growth Portfolio - Initial Class          To achieve capital appreciation.
 Fidelity VIP Index 500 Portfolio - Initial Class       Investment results that correspond to the total return of
                                                        common stocks publicly traded in the United States, as
                                                        represented by the S&P 500(Reg. TM) Index.
 Fidelity VIP Investment Grade Bond Portfolio -         As high a level of current income as is consistent with
  Initial Class                                         the preservation of capital.
 Fidelity VIP Overseas Portfolio - Initial Class        Long-term growth of capital.
 ALPS VARIABLE INVESTMENT TRUST (1)
 Morningstar Aggressive Growth ETF Asset                Capital appreciation
  Allocation Portfolio Class I (2)
 Morningstar Balanced ETF Asset Allocation              Capital appreciation and some current income
  Portfolio Class I (2)
 Morningstar Conservative ETF Asset Allocation          Current income and preservation of capital
  Portfolio Class I (2)
 Morningstar Growth ETF Asset Allocation                Capital appreciation
  Portfolio Class I (2)
 Morningstar Income and Growth ETF Asset                Current income and capital appreciation
  Allocation Portfolio Class I (2)



 Sub-Accounts                                            Investment Advisor
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A           DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A
                                                        DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 Deutsche Small Cap Index VIP - Class A
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial
  Class
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
                                                        FIDELITY MANAGEMENT &
 Fidelity VIP Government Money Market
                                                        RESEARCH COMPANY (FMR)
  Portfolio - Initial Class
 Fidelity VIP Growth Portfolio - Initial Class
 Fidelity VIP Index 500 Portfolio - Initial Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Overseas Portfolio - Initial Class
 ALPS VARIABLE INVESTMENT TRUST (1)
 Morningstar Aggressive Growth ETF Asset
  Allocation Portfolio Class I (2)
 Morningstar Balanced ETF Asset Allocation
  Portfolio Class I (2)
 Morningstar Conservative ETF Asset Allocation
                                                        ALPS ADVISORS, INC.
  Portfolio Class I (2)
 Morningstar Growth ETF Asset Allocation
  Portfolio Class I (2)
 Morningstar Income and Growth ETF Asset
  Allocation Portfolio Class I (2)

                                19  PROSPECTUS

 Sub-Accounts                                             Investment Objective
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -           Capital appreciation.
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service         Long-term capital growth, consistent with preservation
  Shares                                                 of capital and balanced by current income.
 Janus Aspen Series Forty Portfolio - Institutional      Long-term growth of capital.
  Shares
 Janus Aspen Series Global Research Portfolio -          Long-term growth of capital.
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service         Long-term growth of capital.
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity               Long-term capital appreciation
  Portfolio
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio          Long-term growth of capital with current income as a
                                           (3)           secondary objective
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond           Maximize total return
  Portfolio
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class     Seeks capital appreciation
 MFS(Reg. TM) New Discovery Series - Initial Class       Seeks capital appreciation
 MFS(Reg. TM) Total Return Series - Initial Class        Seeks total return
 MFS(Reg. TM) Utilities Series - Initial Class           Seeks total return
 MFS(Reg. TM) Value Series - Initial Class               Seeks capital appreciation
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (4)   Seeks capital appreciation
 MFS(Reg. TM) Massachusetts Investors Growth Stock       Seeks capital appreciation
  Portfolio - Initial Class (5)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth                    Capital appreciation.
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares             The fund seeks capital appreciation
 Oppenheimer International Growth Fund/VA                The fund seeks capital appreciation
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA      The fund seeks capital appreciation



 Sub-Accounts                                             Investment Advisor
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service
  Shares
 Janus Aspen Series Forty Portfolio - Institutional      JANUS CAPITAL MANAGEMENT
  Shares                                                 LLC
 Janus Aspen Series Global Research Portfolio -
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service
  Shares
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity               LAZARD ASSET MANAGEMENT
  Portfolio                                              LLC
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio          LEGG MASON PARTNERS FUND
                                           (3)           ADVISOR, LLC
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond           LEGG MASON PARTNERS FUND
  Portfolio                                              ADVISOR, LLC
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class     MFS(Reg. TM) INVESTMENT
                                                         MANAGEMENT
 MFS(Reg. TM) New Discovery Series - Initial Class
 MFS(Reg. TM) Total Return Series - Initial Class
 MFS(Reg. TM) Utilities Series - Initial Class
 MFS(Reg. TM) Value Series - Initial Class
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (4)
                                                         MFS(Reg. TM) INVESTMENT
 MFS(Reg. TM) Massachusetts Investors Growth Stock
                                                         MANAGEMENT
  Portfolio - Initial Class (5)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares
                                                         OPPENHEIMERFUNDS, INC.
 Oppenheimer International Growth Fund/VA
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA

                                20  PROSPECTUS

 Sub-Accounts                                      Investment Objective
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.           Portfolio seeks maximum total return, consistent with
  Dollar-Hedged) - Administrative Shares          preservation of capital and prudent investment
                                                  management.
 PIMCO VIT Money Market Portfolio -               Portfolio seeks maximum current income, consistent
  Administrative Shares                           with preservation of capital and daily liquidity
 PIMCO VIT Real Return Portfolio -                Portfolio seeks maximum real return, consistent with
  Administrative Shares                           preservation of real capital and prudent investment
                                                  management
 PIMCO VIT Total Return Portfolio -               Portfolio seeks maximum total return, consistent with
  Administrative Shares                           preservation of capital and prudent investment
                                                  management.
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA             High current income. Capital growth is a secondary goal
                                                  when consistent with achieving high current income.
 Putnam VT International Value Fund - Class IA    Capital growth. Current income is a secondary
                                                  objective.
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund             Long-term capital appreciation.
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I     Long-term capital growth. Income is a secondary
                                                  objective.
 T. Rowe Price Equity Income Portfolio - I        A high level of dividend income and long-term capital
                                                  growth primarily through investment in stocks
 VANECK VIP TRUST
 VanEck VIP Emerging Markets Fund - Initial       Long-term capital appreciation by investing primarily in
  Class (6)                                       equity securities in emerging markets around the world
 VanEck VIP Global Hard Assets Fund - Initial     Long-term capital appreciation by investing primarily in
  Class (6)                                       hard asset securities. Income is a secondary
                                                  consideration.
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I     Long-term capital appreciation by investing primarily in
                                                  growth-oriented equity securities of large capitalization
                                                  companies.
 Morgan Stanley UIF U.S. Real Estate Portfolio,   Above average current income and long-term capital
  Class I                                         appreciation by investing primarily in equity securities
                                                  of companies in the U.S. real estate industry, including
                                                  real estate investment trusts.



 Sub-Accounts                                      Investment Advisor
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.
  Dollar-Hedged) - Administrative Shares
 PIMCO VIT Money Market Portfolio -
  Administrative Shares
                                                  PACIFIC INVESTMENT
 PIMCO VIT Real Return Portfolio -
                                                  MANAGEMENT COMPANY LLC
  Administrative Shares
 PIMCO VIT Total Return Portfolio -
  Administrative Shares
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA
                                                  PUTNAM INVESTMENT
                                                  MANAGEMENT, LLC
 Putnam VT International Value Fund - Class IA
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund             GUGGENHEIM INVESTMENTS
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I
                                                  T. ROWE PRICE ASSOCIATES,
                                                  INC.
 T. Rowe Price Equity Income Portfolio - I
 VANECK VIP TRUST
 VanEck VIP Emerging Markets Fund - Initial
  Class (6)
                                                  VAN ECK ASSOCIATES
 VanEck VIP Global Hard Assets Fund - Initial
                                                  CORPORATION
  Class (6)
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                                  MORGAN STANLEY INVESTMENT
 Morgan Stanley UIF U.S. Real Estate Portfolio,
                                                  MANAGEMENT INC.
  Class I

(1) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2) Effective April 29, 2016, the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio Class I, Ibbotson Balanced ETF Asset Allocation Portfolio Class I, Ibbotson Conservative ETF Asset Allocation Portfolio Class I, Ibbotson Growth ETF Asset Allocation Portfolio Class I and Ibbotson Income and Growth ETF Asset Allocation Portfolio Class I changed their names to the Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I, Morningstar Balanced ETF Asset Allocation Portfolio Class I, Morningstar Conservative ETF Asset Allocation Portfolio Class I, Morningstar Growth ETF Asset Allocation Portfolio Class I, Morningstar Income and Growth ETF Asset Allocation Portfolio Class I; respectively.

(3) Effective December 5, 2014, ClearBridge Variable Fundamental All Cap Value Portfolio - Class I was merged into ClearBridge Variable Large Cap Value Portfolio.

(4) Effective August 16, 2013, MFS(Reg. TM) High Income Series - Initial Class was merged into MFS(Reg. TM) High Yield Portfolio - Initial Class.

(5) Effective March 27, 2015, MFS(Reg. TM) Investors Growth Stock Series - Initial Class was merged into MFS(Reg. TM) Massachusetts Investors Growth Stock Portfolio - Initial Class.


                                 21  PROSPECTUS

(6) Effective May 1, 2016, the Van Eck VIP Emerging Markets Fund - Initial Class and Van Eck VIP Global Hard Assets Fund - Initial Class changed their names to the VanEck VIP Emerging Markets Fund - Initial Class and VanEck VIP Global Hard Assets Fund - Initial Class; respectively.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;


                                22   PROSPECTUS

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM. As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Lincoln Benefit, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own


                                23   PROSPECTUS
judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page
25. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Attained Age                      45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the


                                24   PROSPECTUS

Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $25,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 32 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 34.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date the applicable state approved the rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 25th birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child's 25th birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider.

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.

o    Continuation of Premium Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on


                                25   PROSPECTUS
the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider.

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 50% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

     (ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

o    Accelerated Death Benefit Rider, Permanent Confinement

This rider provides for an advance of a portion of the Death Benefit if:

     1) the Insured has been confined to a nursing care facility for at least a year and is expected to remain there for the rest of his or her life; and

     2) within the previous 12 months, the Insured has been certified by a licensed health care practitioner as a chronically ill individual.

Request for benefits under this rider may be made on or after the first Policy anniversary. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of :

     1)    80% of the Death Benefit as of the date the first request is paid;
           or

     2) $250,000, including all other accelerated benefit amounts paid under all policies and riders issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     1) any due and uncollected Monthly Deductions or unpaid required Premium if a claim occurs during a Grace Period;

     2) if allowed in your state and/or the rules and regulations of the Internal Revenue Service, an administrative charge of $150 for each accelerated benefit request;

     3)    pro rata amount of any outstanding Policy Loan; and

     4) an actuarial discount reflecting the early payment of the accelerated benefit amount.

o    Overloan Protection Rider

                                26   PROSPECTUS

If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid- up policy, no additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is at least 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

POLICY LOANS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any


                                27   PROSPECTUS
assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:



Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.

PARTIAL WITHDRAWAL. General. While the Policy is in force after the first
                    --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial


                                28   PROSPECTUS
withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%. We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

     Option A - Interest. We hold the proceeds, credit interest to them and pay
     --------------------
     out the funds when the person entitled to them requests.

     Option B - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option D - Joint and Survivor. We pay the proceeds in a monthly income to
     ------------------------------
     two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option E - Period Certain. We pay the proceeds in monthly installments for
     --------------------------
     a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice.


                                29   PROSPECTUS

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 24. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within twenty (20) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub- Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 20 days after the Issue Date or, if your state's free-look period is longer than twenty days, for twenty days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

State premium tax rates currently vary from 0% to 4.0%. Premium taxes are not directly passed through to you by us. We do not vary the Premium Expense Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

                                30   PROSPECTUS

5)   the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. We will never raise the current monthly policy fee to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge rates for (a) the first 20 Policy Years and (b) Policy Year 21 and thereafter are set at Policy issue for the life of the Policy. The monthly Administrative Expense Charge rate is calculated at an annual rate of $.3504 per $1,000 of Face Amount in Policy Years 1 through 20, and $.1992 per $1,000 of Face Amount thereafter. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount. The applicable charge is structured as described above, except that the rate is determined by the number of years from the date of the increase. The Administrative Expense Charge is waived after the Insured's Age 100.

MORTALITY AND EXPENSE RISK CHARGE. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 100.

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------------------------------
Face Amount                                              $100,000
Death Benefit Option                                            1
Policy Value on the Current Monthly Deduction Day        $ 30,000
Insured's Attained Age                                         45
Corridor Percentage                                           215%
Death Benefit                                            $100,000

On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never


                                31   PROSPECTUS
charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and age. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fee.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:


Male Non-Smoker          $ 27.36
Male Smoker              $ 33.53
Female Non-Smoker        $ 22.70
Female Smoker            $ 26.06
Unisex Non-Smoker        $ 26.28
Unisex Smoker            $ 31.73

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,736.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:


Male Non-Smoker          $ 56.27
Male Smoker              $ 56.58
Female Non-Smoker        $ 56.29
Female Smoker            $ 56.36
Unisex Non-Smoker        $ 56.28
Unisex Smoker            $ 56.55

If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which


                                32   PROSPECTUS
the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:



                      MALE,           MALE,         FEMALE,         FEMALE,         UNISEX,         UNISEX,
                    NONSMOKER        SMOKER        NONSMOKER         SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45          AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      ---------      -----------      --------
      1                100%            100%           100%            100%            100%            100%
      2                 99%            100%           100%            100%             99%             99%
      3                 97%             99%           100%            100%             97%             97%
      4                 93%             94%           100%             94%             93%             91%
      5                 86%             87%            92%             87%             86%             85%
      6                 79%             80%            85%             80%             79%             78%
      7                 72%             73%            77%             73%             72%             71%
      8                 64%             65%            69%             65%             64%             63%
      9                 56%             57%            60%             57%             56%             56%
      10                48%             49%            51%             49%             48%             47%
      11                39%             40%            42%             40%             39%             39%
      12                30%             31%            32%             31%             30%             30%
      13                21%             21%            22%             21%             20%             20%
      14                11%             11%            11%             11%             10%             11%
      15                 0%              0%             0%              0%              0%              0%

Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal [$1,313.28 ($2,736 x 48%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


                                33   PROSPECTUS

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

Different rules may apply if your Policy was issued in connection with a Qualified Plan.

ASSIGNMENT. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 1538, Jacksonville, IL 62651-1538. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit's other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.


                                34   PROSPECTUS

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 36.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


                                35   PROSPECTUS

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion


                                36   PROSPECTUS
of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners' foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a


                                37   PROSPECTUS
tax advisor about the impact of this new tax on distributions from the Policy.

DISTRIBUTION
--------------------------------------------------------------------------------

Allstate Distributors, L.L.C. ("ADLLC"), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of 5% of any additional Premiums in year 5. Registered representatives also may be eligible for a trail commission of 0.66% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


                                38   PROSPECTUS

LEGAL MATTERS
--------------------------------------------------------------------------------

Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account as of December 31, 2015 and for each of the two periods ended December 31, 2015, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2015 and December 31, 2014, for the year ended December 31, 2015, for the period from April 1, 2014 through December 31, 2014, for the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.


                                39   PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

ATTAINED AGE - The Insured's age at the last Policy Anniversary.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

QUALIFIED PLAN - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401 or 403 of the Tax Code.

SAI - Statement of Additional Information, which is available upon request.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.


                                40   PROSPECTUS

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time during which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Lincoln Benefit Life Company, sometimes referred to as "Lincoln Benefit."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

You can call us at 1-844-768-6780 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission ("SEC"). The current SAI is dated April 29, 2016. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.

We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.

                         LINCOLN BENEFIT LIFE COMPANY
            THROUGH ITS LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                           1940 ACT FILE NO. 811-9154
                          1933 ACT FILE NO. 333-100132

                                41   PROSPECTUS

LBL6283RES-14

                      STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT PROTECTOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                  DATE OF STATEMENT OF ADDITIONAL INFORMATION
                     AND RELATED PROSPECTUS: April 29, 2016


                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                    DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY


This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above.
    You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5231 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
                                  Prospectus.


                          Lincoln Benefit Life Company
                                P.O. Box 660191
                            Dallas, Texas 75266-0191

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................
     Description of Lincoln Benefit Life Company...............................
     State Regulation of Lincoln Benefit.......................................
     Lincoln Benefit Life Variable Life Account................................
EXPERTS........................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY.................
     Replacement of Modified Endowment Contracts...............................
     Computation of Policy Value...............................................
     Transfers Authorized by Telephone.........................................
GENERAL POLICY PROVISIONS......................................................
     Statements to Policy Owners...............................................
     Limit on Right to Contest.................................................
     Suicide...................................................................
     Misstatement as to Age and Sex............................................
ADDITIONAL INFORMATION ABOUT CHARGES...........................................
DISTRIBUTOR....................................................................
DISTRIBUTION OF THE POLICY.....................................................
FINANCIAL STATEMENTS...........................................................

                        GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.

The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to Allstate Life Insurance Company ("Allstate Life"), Lincoln Benefit Reinsurance Company and other non-affiliated reinsurers.

Under our prior reinsurance agreement with Allstate Life, in effect through the date of the Company's acquisition by Resolution Life, Inc., substantially all contract related transactions were transferred through reinsurance agreements to Allstate Life or other third party reinsurers, and substantially all of the invested assets backing our liabilities reinsured with Allstate Life were owned by Allstate Life. Accordingly, the results of operations for the historical periods prior to April 1, 2014 with respect to applications received and contracts issued by Lincoln Benefit are reflected net of the reinsurance in Lincoln Benefit's statement of operations. The amounts reflected in our statement of operations for the historical periods prior to April 1, 2014 relate only to the investment of those assets of Lincoln Benefit that were owned by Lincoln Benefit and not assets of Allstate Life acquired with funds received under the reinsurance agreement. These assets represented our general account and were invested and managed by Allstate Life prior to the acquisition. While the reinsurance agreement provided us with financial backing from Allstate Life, it did not create a direct contractual relationship between Allstate Life and you.

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among Allstate Life, Resolution Life Holdings, Inc. ("Resolution Holdings") and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with Allstate Life (the "Partial Commutation Agreement"), whereby we commuted certain business previously reinsured to Allstate Life as noted above, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to Allstate Life, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to Allstate Life, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to Allstate Life ((a), (b) and (c) collectively, the "Recaptured Business"). Effective April 1, 2014, the Company entered into a reinsurance agreement with a third party whereby risks associated with certain universal life and annuity policies were transferred, and in addition, also effective April 1, 2014, the Company entered into a reinsurance agreement with Lancaster Re Captive Insurance Company, a wholly-owned subsidiary of the Company, whereby risks associated with certain term and universal life policies were transferred. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you for your Contract.

Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the closing as noted above, with the exception of the Recaptured Business (the "ALIC Reinsured Business"). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Allstate Life or Lincoln Benefit may engage other service providers to provide certain administrative functions.

In administering the Policies, the services agreements include the following services, among others:

     o     Maintenance of Policy Owner records;
     o     Policy Owner services;
     o     Calculation of unit values;
     o     Maintenance of the Separate Account;
     o     Preparation of Policy Owner statements;
     o     Maintenance of fund company relationships, reports and materials; and
     o     Maintenance, coordination and filing of product prospectus materials.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

                                    EXPERTS

The financial statements and the related financial statement schedule of Lincoln Benefit Life Company for the year ended December 31, 2013 and for the period from January 1, 2014 through March 31, 2014 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedule are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company as of December 31, 2015 and December 31, 2014, and for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2015 and for each of the two years in the period ended December 31, 2015 included in this Statement of Additional Information have been included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1)  The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

     On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1)  Any Net Premium allocated to it, plus

     (2)  Any Policy Value transferred to it from the Subaccounts; plus

     (3)  Interest credited to it; minus

     (4)  Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6)  The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.

                           GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.

                                  DISTRIBUTOR

Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                               2013         2014       2015
=========================================     =======     =======     =======
=========================================     =======     =======     =======
Commission paid to ADLLC that were paid
to other broker-dealers and registered
representatives                                  0          0            0
Commission kept by ADLLC                         0          0            0
Other fees paid to ADLLC for
distribution services                            0          0            0

                           DISTRIBUTION OF THE POLICY

Lincoln Benefit offered the Policies on a continuous basis until December 31, 2008. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sold the Policy will be paid a maximum sales commission of 5% of any additional Premiums in year 5. Registered representatives also may be eligible for a trail commission of 0.66% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

                              FINANCIAL STATEMENTS

The financial statements of the Separate Account as of December 31, 2015, and for each of the two periods ended as of December 31, 2015, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2015 and 2014, and for the year ended December 31, 2015, for the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, and the accompanying Reports of Independent Registered Public Accounting Firms appear in this Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT PROTECTOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                  DATE OF STATEMENT OF ADDITIONAL INFORMATION
                     AND RELATED PROSPECTUS: April 29, 2016


                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                    DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY


This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above.
    You may obtain a copy of the Prospectus without charge by calling us at 1-844-768-6780 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
                                  Prospectus.


                          Lincoln Benefit Life Company
                             Policyholder Services
                                 P.O. Box 1538
                          Jacksonville, IL 62651-1538

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...............................................
     Description of Lincoln Benefit Life Company..............................
     State Regulation of Lincoln Benefit......................................
     Lincoln Benefit Life Variable Life Account...............................
EXPERTS.......................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY................
     Replacement of Modified Endowment Contracts..............................
     Computation of Policy Value..............................................
     Transfers Authorized by Telephone........................................
GENERAL POLICY PROVISIONS.....................................................
     Statements to Policy Owners..............................................
     Limit on Right to Contest................................................
     Suicide..................................................................
     Misstatement as to Age and Sex...........................................
ADDITIONAL INFORMATION ABOUT CHARGES..........................................
DISTRIBUTOR...................................................................
DISTRIBUTION OF THE POLICY....................................................
FINANCIAL STATEMENTS..........................................................

                        GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200 Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life L.P. (the "Limited Partnership"), a Bermuda limited partnership and Resolution Life (Parallel) Partnership, a Bermuda-based partnership.

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable life business. The Contracts offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.

The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to Allstate Life Insurance Company ("Allstate Life"), Lincoln Benefit Reinsurance Company and other non-affiliated reinsurers.

Under our prior reinsurance agreement with Allstate Life, in effect through the date of the Company's acquisition by Resolution Life, Inc., substantially all contract related transactions were transferred through reinsurance agreements to Allstate Life or other third party reinsurers, and substantially all of the invested assets backing our liabilities reinsured with Allstate Life were owned by Allstate Life. Accordingly, the results of operations for the historical periods prior to April 1, 2014 with respect to applications received and contracts issued by Lincoln Benefit are reflected net of the reinsurance in Lincoln Benefit's statement of operations. The amounts reflected in our statement of operations for the historical periods prior to April 1, 2014 relate only to the investment of those assets of Lincoln Benefit that were owned by Lincoln Benefit and not assets of Allstate Life acquired with funds received under the reinsurance agreement. These assets represented our general account and were invested and managed by Allstate Life prior to the acquisition. While the reinsurance agreement provided us with financial backing from Allstate Life, it did not create a direct contractual relationship between Allstate Life and you.

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among Allstate Life, Resolution Life Holdings, Inc. ("Resolution Holdings") and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with Allstate Life (the "Partial Commutation Agreement"), whereby we commuted certain business previously reinsured to Allstate Life as noted above, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to Allstate Life, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to Allstate Life, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to Allstate Life ((a), (b) and (c) collectively, the "Recaptured Business"). Effective April 1, 2014, the Company entered into a reinsurance agreement with a third party whereby risks associated with certain universal life and annuity policies were transferred, and in addition, also effective April 1, 2014, the Company entered into a reinsurance agreement with Lancaster Re Captive Insurance Company, a wholly-owned subsidiary of the Company, whereby risks associated with certain term and universal life policies were transferred. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you for your Contract.

Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the closing as noted above, with the exception of the Recaptured Business (the "ALIC Reinsured Business"). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014. Allstate Life also provides certain services on a transitional basis under a Transition Services Agreement by and between Resolution Life, Inc. and Allstate Life, entered into on April 1, 2014.

Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which, effective September 14, 2015, Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2015, consisted of the following: Merrill Communications LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).

In administering the Policies, the services agreements include the following services, among others:

     o     Maintenance of Policy Owner records;
     o     Policy Owner services;
     o     Calculation of unit values;
     o     Maintenance of the Separate Account;
     o     Preparation of Policy Owner statements;
     o     Maintenance of fund company relationships, reports and materials; and
     o     Maintenance, coordination and filing of product prospectus materials.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.


                                    EXPERTS

The financial statements and the related financial statement schedule of Lincoln Benefit Life Company for the year ended December 31, 2013 and for the period from January 1, 2014 through March 31, 2014 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedule are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company as of December 31, 2015 and December 31, 2014, and for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 and the financial statements of the Lincoln Benefit Life Variable Life Account as of December 31, 2015 and for each of the two years in the period ended December 31, 2015 included in this Statement of Additional Information have been included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1)  The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

     On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1)  Any Net Premium allocated to it, plus

     (2)  Any Policy Value transferred to it from the Subaccounts; plus

     (3)  Interest credited to it; minus

     (4)  Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6)  The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.

                           GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.


                      ADDITIONAL INFORMATION ABOUT CHARGES

We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.

                                  DISTRIBUTOR

Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                               2013         2014       2015
=========================================     =======     =======     =======
=========================================     =======     =======     =======
Commission paid to ADLLC that were paid
to other broker-dealers and registered
representatives                                  0          0            0
Commission kept by ADLLC                         0          0            0
Other fees paid to ADLLC for
distribution services                            0          0            0

                           DISTRIBUTION OF THE POLICY

Lincoln Benefit offered the Policies on a continuous basis until December 31, 2008. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sold the Policy will be paid a maximum sales commission of 5% of any additional Premiums in year
5. Registered representatives also may be eligible for a trail commission of 0.66% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

                              FINANCIAL STATEMENTS

The financial statements of the Separate Account as of December 31, 2015, and for each of the two periods ended as of December 31, 2015, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2015 and 2014, and for the year ended December 31, 2015, for the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, and the accompanying Reports of Independent Registered Public Accounting Firms appear in this Statement of Additional Information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations and comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Lincoln Benefit Life Company and its subsidiary at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, Schedule I - Summary of Investments - Other than Investments in Related Parties and Schedule IV - Reinsurance (the "financial statement schedules") present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 1, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company
Lincoln, Nebraska

We have audited the accompanying Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows of Lincoln Benefit Life Company (the "Company") for the year ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis). Our audits also included Schedule IV - Reinsurance for the year ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis). These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations, shareholder's equity and cash flows of Lincoln Benefit Life Company for the year ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance for the year ended December 31, 2013 (Predecessor's Basis) and for the period from January 1, 2014 through March 31, 2014 (Predecessor's Basis), when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
April 13, 2015

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Balance Sheets
December 31, 2015 and December 31, 2014
($ in thousands, except par value data and share amounts)

                                                                                    December 31, December 31,
                                                                                        2015         2014
                                                                                    ------------ ------------
ASSETS
   Fixed maturities, available-for-sale, at fair value (amortized cost $8,274,194 and $9,231,856)............................................................... $ 7,945,942  $ 9,390,647
   Commercial mortgage loans.......................................................   1,509,132    1,115,167
   Policy loans....................................................................     186,827      194,385
   Short-term investments..........................................................     184,820      361,369
   Other invested assets...........................................................      18,412       26,897
                                                                                    -----------  -----------
       Total Investments...........................................................   9,845,133   11,088,465
   Cash............................................................................      49,121       49,730
   Accrued investment income.......................................................      91,214       96,408
   Reinsurance recoverables -- nonaffiliates.......................................   5,984,458    5,694,965
   Valuation of business acquired..................................................     247,702      231,521
   Deposit receivable..............................................................   1,250,328    1,383,388
   Other assets....................................................................     633,091      592,202
   Current income tax..............................................................       1,472           --
   Deferred tax asset, net.........................................................      65,040           --
   Separate account assets.........................................................   1,395,141    1,573,865
                                                                                    -----------  -----------
       Total Assets................................................................ $19,562,700  $20,710,544
                                                                                    ===========  ===========
LIABILITIES
   Future policy benefits and other policyholder liabilities....................... $ 4,757,641  $ 4,528,949
   Policyholders' account balances.................................................  11,120,565   11,764,312
   Accrued expenses and other liabilities..........................................      95,826      188,656
   Modified coinsurance payable....................................................   1,250,328    1,383,388
   Deferred tax liability..........................................................          --       40,732
   Other long-term debt -- affiliate...............................................     608,700      551,600
   Separate account liabilities....................................................   1,395,141    1,573,865
                                                                                    -----------  -----------
       Total Liabilities........................................................... $19,228,201  $20,031,502
                                                                                    ===========  ===========
SHAREHOLDER'S EQUITY
   Common stock, $100 par value, 30,000 shares authorized, 25,000 shares
     issued and outstanding........................................................ $     2,500  $     2,500
   Additional paid-in capital......................................................     593,558      593,558
   Accumulated other comprehensive income..........................................    (154,699)      85,498
   Retained earnings (deficit).....................................................    (106,860)      (2,514)
                                                                                    -----------  -----------
       Total Shareholder's Equity..................................................     334,499      679,042
                                                                                    -----------  -----------
       Total Liabilities and Shareholder's Equity.................................. $19,562,700  $20,710,544
                                                                                    ===========  ===========

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Statements of Operations and Comprehensive Income (Loss) (Successor) and Statements of Operations and Comprehensive Income (Loss) (Predecessor)
For the Year Ended December 31, 2015, the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Year Ended December 31, 2013
($ in thousands)

                                                                   Successor
                                                    ---------------------------------------
                                                                       For the Period from
                                                       For the Year       April 1, 2014
                                                    Ended December 31, through December 31,
                                                           2015                2014
                                                    ------------------ --------------------
Revenues
    Premiums earned................................     $   8,841            $ 20,384
    Fee income from policyholders..................       353,932             259,169
    Net investment income..........................       398,931             288,571
    Realized investment gains, net.................       113,538              46,092
                                                        ---------            --------
       Total revenues..............................     $ 875,242            $614,216
                                                        ---------            --------
Expenses
    Policyholders' benefits........................       351,744             216,543
    Return credited to policyholders' account
     balances......................................       301,079             256,703
    Operating and acquisition expenses.............        93,671              96,050
                                                        ---------            --------
       Total expenses..............................     $ 746,494            $569,296
                                                        ---------            --------
       Income (Loss) Before Federal
        Income Tax.................................     $ 128,748            $ 44,920
    Federal Income Tax Expense (Benefit)
       Current.....................................        22,528                  --
       Deferred....................................        23,566              14,234
                                                        ---------            --------
       Total income tax expense (benefit)..........        46,094              14,234
                                                        ---------            --------
       NET INCOME (LOSS)...........................     $  82,654            $ 30,686
                                                        ---------            --------
    Other comprehensive (loss) income,
     before tax
       Net unrealized investment gains
        (losses):
          Unrealized investment gains
           (losses) for the period.................     $(290,511)           $131,433
          Reclassification adjustment for
           (gains) losses included in net
           income..................................        79,023                  --
                                                        ---------            --------
          Net unrealized investment gains
           (losses)................................      (369,534)            131,433
                                                        ---------            --------
    Other comprehensive (loss) income, before
     tax
       Less: Income tax expense (benefit)
        related to:
          Unrealized investment gains
           (losses) for the period.................      (101,679)             45,935
          Reclassification adjustment for
           (gains) losses included in net
           income..................................       (27,658)                 --
                                                        ---------            --------
          Net unrealized investment gains
           (losses)................................      (129,337)             45,935
                                                        ---------            --------
    Other comprehensive (loss) income..............      (240,197)             85,498
                                                        ---------            --------
    Comprehensive (loss) income....................     $(157,543)           $116,184
                                                        =========            ========

                                                                 Predecessor
                                                    -------------------------------------
                                                    For the Period from
                                                      January 1, 2014      For the Year
                                                     through March 31,  Ended December 31,
                                                           2014                2013
                                                    ------------------- ------------------
Revenues
    Premiums earned................................       $   --             $     --
    Fee income from policyholders..................           --                   --
    Net investment income..........................        2,350               10,935
    Realized investment gains, net.................          285                   --
                                                          ------             --------
       Total revenues..............................       $2,635             $ 10,935
                                                          ------             --------
Expenses
    Policyholders' benefits........................           --                   --
    Return credited to policyholders' account
     balances......................................           --                   --
    Operating and acquisition expenses.............           --                   --
                                                          ------             --------
       Total expenses..............................       $   --             $     --
                                                          ------             --------
       Income (Loss) Before Federal
        Income Tax.................................       $2,635             $ 10,935
    Federal Income Tax Expense (Benefit)
       Current.....................................          914                3,902
       Deferred....................................            8                  (77)
                                                          ------             --------
       Total income tax expense (benefit)..........          922                3,825
                                                          ------             --------
       NET INCOME (LOSS)...........................       $1,713             $  7,110
                                                          ------             --------
    Other comprehensive (loss) income,
     before tax
       Net unrealized investment gains
        (losses):
          Unrealized investment gains
           (losses) for the period.................       $2,364             $(15,281)
          Reclassification adjustment for
           (gains) losses included in net
           income..................................          285                    1
                                                          ------             --------
          Net unrealized investment gains
           (losses)................................        2,079              (15,282)
                                                          ------             --------
    Other comprehensive (loss) income, before
     tax
       Less: Income tax expense (benefit)
        related to:
          Unrealized investment gains
           (losses) for the period.................          828               (5,349)
          Reclassification adjustment for
           (gains) losses included in net
           income..................................         (100)                  --
                                                          ------             --------
          Net unrealized investment gains
           (losses)................................          728               (5,349)
                                                          ------             --------
    Other comprehensive (loss) income..............        1,351               (9,933)
                                                          ------             --------
    Comprehensive (loss) income....................       $3,064             $ (2,823)
                                                          ======             ========

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
Consolidated Statements of Shareholder's Equity (Successor) and Statements of Shareholder's Equity (Predecessor)
For the Year Ended December 31, 2015, the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014, and the Year Ended December 31, 2013
($ in thousands, except par value data and share amounts)



                                           Common Stock  Additional             Accumulated Other
                                           -------------  Paid-In    Retained  Other Comprehensive        Total
Predecessor                                Shares Amount  Capital    Earnings     Income (Loss)    Shareholder's Equity
-----------                                ------ ------ ---------- ---------  ------------------- --------------------
Balance, December 31, 2012................ 25,000 $2,500  $180,000  $ 150,215       $  13,803           $ 346,518
Comprehensive income (loss)
    Net income (loss).....................     --     --        --      7,110              --               7,110
    Other comprehensive income (loss),
     net of tax...........................     --     --        --         --          (9,933)             (9,933)
                                                                                                        ---------
    Total comprehensive income
     (loss)...............................                                                                 (2,823)
                                           ------ ------  --------  ---------       ---------           ---------
Balance, December 31, 2013................ 25,000 $2,500  $180,000  $ 157,325       $   3,870           $ 343,695
Comprehensive income (loss)
    Net income (loss).....................     --     --        --      1,713              --               1,713
    Other comprehensive income (loss),
     net of tax...........................     --     --        --         --           1,351               1,351
                                                                                                        ---------
    Total comprehensive income
     (loss)...............................                                                                  3,064
                                           ------ ------  --------  ---------       ---------           ---------
Balance, March 31, 2014................... 25,000 $2,500  $180,000  $ 159,038       $   5,221           $ 346,759
                                           ====== ======  ========  =========       =========           =========
-----------------------------------------------------------------------------------------------------------------------

Successor
---------
Balance, April 1, 2014.................... 25,000 $2,500  $593,308  $      --       $      --           $ 595,808
Dividends to shareholder..................     --     --        --    (33,200)             --             (33,200)
Capital contribution......................     --     --       250         --              --                 250
Comprehensive income (loss)
    Net income............................     --     --        --     30,686              --              30,686
    Other comprehensive income (loss),
     net of tax...........................     --     --        --         --          85,498              85,498
                                                                                                        ---------
    Total comprehensive income
     (loss)...............................                                                                116,184
                                           ------ ------  --------  ---------       ---------           ---------
Balance, December 31, 2014................ 25,000 $2,500  $593,558  $  (2,514)      $  85,498           $ 679,042
Dividends to shareholder                       --     --        --   (187,000)             --            (187,000)
Comprehensive income (loss)
    Net income............................     --     --        --     82,654              --              82,654
    Other comprehensive income (loss),
     net of tax...........................     --     --        --         --        (240,197)           (240,197)
                                                                                                        ---------
    Total comprehensive income
     (loss)...............................                                                               (157,543)
                                           ------ ------  --------  ---------       ---------           ---------
Balance, December 31, 2015................ 25,000 $2,500  $593,558  $(106,860)      $(154,699)          $ 334,499
                                           ====== ======  ========  =========       =========           =========

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Consolidated Statements of Cash Flows (Successor) and Statements of Cash Flows (Predecessor)
For the Year Ended December 31, 2015, the Period from April 1, 2014 through December 31, 2014, the Period from January 1, 2014 through March 31, 2014 and the Year Ended December 31, 2013
($ in thousands)

                                                                           Successor
                                                               ---------------------------------
                                                               For the Year
                                                                  Ended      For the Period from
                                                               December 31, April 1, 2014 through
                                                                   2015       December 31, 2014
                                                               ------------ ---------------------
Cash flows from operating activities:
Net income (loss)............................................. $    82,654       $    30,686
   Adjustments to reconcile net income to net cash:
   Policy charges and fee income..............................    (353,932)         (259,169)
   Interest credited..........................................     301,079           256,703
   Investment gains, net......................................    (125,986)          (46,092)
   Amortization/Accretion of bond premium, net................      44,701            44,112
   Amortization of VOBA.......................................      40,880            38,987
   Changes in assets and liabilities:
   Decrease (increase) in insurance related liabilities and
    policy-related balances...................................     (24,884)          (21,964)
   Decrease (increase) in receivable from/payable to
    affiliate.................................................          --                --
   Deferred income tax expense (benefit)......................      23,566            14,234
   Decrease (increase) in accrued investment income...........       5,194             6,838
   Decrease (increase) in other assets and liabilities........     (27,417)           31,780
                                                               -----------       -----------
Net cash provided by (used in) operating activities...........     (34,145)           96,115
                                                               -----------       -----------
Cash flows from investing activities:
   Fixed maturities, available for sale
      Proceeds from sales and maturities......................   4,739,792         1,844,344
      Purchases...............................................  (3,703,237)       (1,898,874)
   Commercial mortgage loans
      Proceeds from sales and paydowns........................     164,658           150,849
      Originations and purchases..............................    (559,110)               --
   Net purchases, sales, maturities of derivatives............      (1,379)           (8,636)
   Net purchases, sales, maturities of other investments......     184,107           620,425
                                                               -----------       -----------
Net cash provided by (used in) investing activities...........     824,831           708,108
                                                               -----------       -----------
Cash flows from financing activities:
   Policyholders' account deposits............................     356,916           340,128
   Policyholders' account withdrawals.........................    (922,215)       (1,141,289)
   Dividends paid to shareholder..............................    (187,000)          (33,200)
   Change in overdrafts.......................................     (38,996)           39,089
   Capital contribution.......................................          --               250
                                                               -----------       -----------
Net cash provided by (used in) financing activities...........    (791,295)         (795,022)
                                                               -----------       -----------
Net increase (decrease) in cash and cash equivalents..........        (609)            9,201
Cash and cash equivalents, beginning of period................      49,730            40,529
                                                               -----------       -----------
Cash and cash equivalents, end of period...................... $    49,121       $    49,730
                                                               -----------       -----------
Supplemental schedule of cash flow information:
Cash paid during the year:
   Income taxes paid.......................................... $    24,000       $        --
   Interest paid..............................................       6,671       $     4,585
Commutation Agreement proceeds (see Note 1):
   Cash received on April 1, 2014............................. $        --       $        --
   Cash received subsequent to April 1, 2014.................. $        --       $        --
   Invested assets transferred................................ $        --       $        --
Noncash activities
   Issuance of vehicle note................................... $        --       $   513,000
   Issuance of other long-term debt........................... $        --       $   513,000
   Interest income on vehicle note............................ $    22,880       $    15,711
   Interest expense on other long-term debt................... $    22,880       $    15,711
   Increase in vehicle note and other long-term debt.......... $    57,100       $    38,600
   Increase in modified coinsurance payable and deposit
    receivable................................................ $   133,060       $   166,963

                                                                          Predecessor
                                                               --------------------------------
                                                                  For the Period    For the Year
                                                               from January 1, 2014    Ended
                                                                     through        December 31,
                                                                  March 31, 2014        2013
                                                               -------------------- ------------
Cash flows from operating activities:
Net income (loss).............................................     $     1,713        $  7,110
   Adjustments to reconcile net income to net cash:
   Policy charges and fee income..............................              --              --
   Interest credited..........................................              --              --
   Investment gains, net......................................            (285)             --
   Amortization/Accretion of bond premium, net................              94             630
   Amortization of VOBA.......................................              --              --
   Changes in assets and liabilities:
   Decrease (increase) in insurance related liabilities and
    policy-related balances...................................           6,402          (6,147)
   Decrease (increase) in receivable from/payable to
    affiliate.................................................          24,358         (17,255)
   Deferred income tax expense (benefit)......................             921            (329)
   Decrease (increase) in accrued investment income...........              --              --
   Decrease (increase) in other assets and liabilities........         (23,192)         16,007
                                                                   -----------        --------
Net cash provided by (used in) operating activities...........          10,011              16
                                                                   -----------        --------
Cash flows from investing activities:
   Fixed maturities, available for sale
      Proceeds from sales and maturities......................          21,341          62,645
      Purchases...............................................              --         (38,896)
   Commercial mortgage loans
      Proceeds from sales and paydowns........................              --              --
      Originations and purchases..............................              --              --
   Net purchases, sales, maturities of derivatives............              --              --
   Net purchases, sales, maturities of other investments......          55,924         (31,738)
                                                                   -----------        --------
Net cash provided by (used in) investing activities...........          77,265          (7,989)
                                                                   -----------        --------
Cash flows from financing activities:
   Policyholders' account deposits............................              --              --
   Policyholders' account withdrawals.........................              --              --
   Dividends paid to shareholder..............................              --              --
   Change in overdrafts.......................................              --              --
   Capital contribution.......................................              --              --
                                                                   -----------        --------
Net cash provided by (used in) financing activities...........              --              --
                                                                   -----------        --------
Net increase (decrease) in cash and cash equivalents..........          87,276          (7,973)
Cash and cash equivalents, beginning of period................           5,100          13,073
                                                                   -----------        --------
Cash and cash equivalents, end of period......................     $    92,376        $  5,100
                                                                   -----------        --------
Supplemental schedule of cash flow information:
Cash paid during the year:
   Income taxes paid..........................................     $        --        $  4,200
   Interest paid..............................................     $        --        $     --
Commutation Agreement proceeds (see Note 1):
   Cash received on April 1, 2014.............................     $   143,348        $     --
   Cash received subsequent to April 1, 2014..................     $     5,946        $     --
   Invested assets transferred................................     $11,482,637        $     --
Noncash activities
   Issuance of vehicle note...................................     $        --        $     --
   Issuance of other long-term debt...........................     $        --        $     --
   Interest income on vehicle note............................     $        --        $     --
   Interest expense on other long-term debt...................     $        --        $     --
   Increase in vehicle note and other long-term debt..........     $        --        $     --
   Increase in modified coinsurance payable and deposit
    receivable................................................     $        --        $     --

              See Notes to the Consolidated Financial Statements

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

1. General

   Lincoln Benefit Life Company (the "Company" or "Lincoln Benefit") is a stock insurance company domiciled in the State of Nebraska. It is a wholly owned subsidiary of Resolution Life, Inc. ("Resolution"), which in turn is a wholly owned subsidiary of Resolution Life Holdings, Inc. ("Holdings"). Resolution was formed on July 2, 2013 under the General Corporation Law of the State of Delaware.

   On April 1, 2014, Lancaster Re Captive Insurance Company ("Lancaster Re"), a Nebraska domiciled captive insurance company, became a wholly owned subsidiary of Lincoln Benefit when it was contributed to Lincoln Benefit by Resolution.

   The Company became a wholly owned subsidiary of Resolution on April 1, 2014 after receiving all required regulatory approvals. Prior to this date, it was a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"). On
July 17, 2013, Holdings executed a Stock Purchase Agreement (the "Purchase Agreement") to acquire 100% of the Company from ALIC (the "Acquisition"). In November 2013, Holdings assigned the right to acquire all of Lincoln Benefit's outstanding capital stock to Resolution pursuant to an Assignment Agreement. The purchase price was $595.8 million.

   The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies ("Allstate Financial Sales channel") and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased, and sales through the Allstate Financial sales channel will continue for a period up to 30 months after the closing date of Acquisition. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

   On April 1, 2014, immediately prior to the Acquisition, the Company, pursuant to a Partial Commutation Agreement, recaptured all deferred annuity, long-term care, accident and health and life business sold through Lincoln Benefit's independent master brokerage agencies, other than specified life business, previously reinsured by ALIC. The primary impacts of the Partial Commutation Agreement with ALIC were the receipt of investments, the reduction of the related reinsurance recoverable and the reestablishment of deferred acquisition costs. The Company's assets and liabilities increased by $1.33 billion and $0.19 billion, respectively. Since the Partial Commutation Agreement occurred between entities under common control, the excess of assets received and liabilities assumed was recorded as a capital contribution through additional paid-in capital.

   Additionally, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement where ALIC continues to reinsure all life insurance business written by Lincoln Benefit through the Allstate Financial Sales channel, all immediate annuities written by Lincoln Benefit prior to closing of the Acquisition, and certain term life policies written by Lincoln Benefit. Lincoln Benefit's variable annuity business will remain reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. This business will continue to be administered by ALIC under an existing administrative services agreement between Lincoln Benefit and ALIC.

     As part of the Acquisition, ALIC has agreed to indemnify the Company for certain liabilities related to the pre-closing activities of the transferred business.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded at fair value at the date of acquisition. The following table summarizes the fair values of assets acquired and liabilities assumed as of April 1, 2014:

     ($ in thousands)
     ----------------
     Assets
     Fixed maturities.......................................... $ 9,194,903
     Commercial mortgage loans.................................   1,263,902
     Policy loans..............................................     196,451
     Short-term investments....................................     979,728
     Other invested assets.....................................       1,104
     Cash......................................................      40,529
     Accrued investment income.................................     103,246
     Reinsurance recoverable...................................   5,606,879
     Value of business acquired................................     290,795
     Deposit receivable........................................   1,550,351
     Intangibles...............................................       5,200
     Other assets..............................................     554,176
     Separate account assets...................................   1,661,007
                                                                -----------
        Total assets acquired..................................  21,448,271
                                                                -----------
     Liabilities
     Future policy benefits and other policyholder liabilities.   6,682,833
     Policyholders' account balances...........................  10,367,246
     Accrued expenses and other liabilities....................      78,026
     Modified coinsurance payable..............................   1,550,351
     Other long-term debt -- affiliate.........................     513,000
     Separate account liabilities..............................   1,661,007
                                                                -----------
        Total liabilities assumed..............................  20,852,463
                                                                -----------
        Net assets acquired.................................... $   595,808
                                                                ===========

   Included in the assets acquired is the value of business acquired ("VOBA"), which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 11 for further explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA and various state licenses.

Basis of Presentation

   The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). The financial statements are presented for Successor and Predecessor periods, which relate to the accounting periods after and before April 1, 2014, respectively, the date of the closing of the Acquisition. For periods after April 1, 2014, the accompanying financial statements comprise the consolidated financial statements of the Company, which include the accounts of the Company and its subsidiary. Due to the Acquisition and the application of push-down accounting, different bases of accounting have been used to prepare the Predecessor and Successor financial statements. A black line separates the Predecessor and Successor financial statements to highlight the lack of comparability between these two periods. The principal accounting policies applied in the preparation of these financial statements are set out below and in Note 2.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Consolidation

   The accompanying consolidated financial statements of the Successor include the accounts of Lincoln Benefit and its subsidiary, Lancaster Re. All significant intercompany balances and transactions have been eliminated on consolidation.

Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Significant Accounting Policies

Cash

   Cash includes cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business and other debt instruments with maturities of three months or less when purchased.

Investments

   Fixed maturities include bonds, asset-backed securities ("ABS") residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Fixed maturities, which may be sold prior to their contractual maturity, are designated as available-for-sale ("AFS") and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments and cash received from maturities and pay-downs are reflected as a component of proceeds from sales and maturities within the Consolidated Statement of Cash Flows -- Successor and Statement of Cash Flows -- Predecessor.

   The Company recognizes other-than-temporary impairments ("OTTI") for securities classified as AFS in accordance with ASC 320, Investments-Debt and Equity Securities. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

   If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and noncredit loss. Credit losses are charged to net realized investment losses and noncredit losses are charged to other comprehensive income. The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the noncredit loss. For corporate bonds, historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g., unemployment rates, housing prices) and loan-specific information (e.g., delinquency rates, loan-to-value ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

   Commercial mortgage loans ("CMLs") acquired at fair value are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the U.S. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

   Policy loans represent loans the Company issues to policyholders. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations and Comprehensive Income (Loss). Generally, interest is capitalized on the associated policy's anniversary date.

   Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates fair value.

Derivatives

   As part of the Company's overall risk management policy, the Company uses listed options and exchange traded futures to economically hedge its obligation under certain fixed indexed annuity and universal life contracts. Derivative financial instruments utilized by the Company during the year ended
December 31, 2015 and in the period from April 1, 2014 through December 31, 2014 (the "Successor Period") included index option contracts and futures contracts. Derivatives are carried in the Company's Consolidated Balance Sheet either as assets within Other invested assets or as liabilities within Accrued expenses and other liabilities at estimated fair value. The Company offsets the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in realized investment gains, net in the Consolidated Statement of Operations and Comprehensive Income
(Loss). The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in indexed annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash. Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. The Company purchases and writes (sells) option contracts primarily to

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

reduce market risk associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company receives/pays cash equal to the premium of written/purchased options when the contract is established. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract in exchange for the equity upon which the option is written/purchased. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. Purchased put and call index option contracts are cash settled upon exercise and the gain or loss on the settlement is reported in net investment income. If the purchased option contract expires without being exercised, the premiums paid are reported as net investment income and the corresponding asset previously recorded is reversed. The change in the fair value of written option contracts is reported in Realized investment gains, net, with an adjustment to a corresponding liability. Written call index option contracts are cash settled upon exercise and the gain or loss on settlement is reported in Realized investment gains, net.

   The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company's embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company has reinsurance agreements to transfer all the risk related to guarantee minimum income, accumulation and withdrawal benefits in variable annuity contracts to third party reinsurers. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in policyholder account balances or future policy benefits and other policyholder liabilities.

Investment Income and Realized Gains and Losses

   Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed maturities when the timing and amount of cash flows expected to be received is not reasonably estimable. It is the Company's policy to cease to carry accrued interest on commercial mortgage loans that are over 90 days delinquent. The Company held no non-income producing investments as of December 31, 2015 or December 31, 2014.

   Realized investment gains and losses net include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of Premium Revenues and Fees, and Related Policyholders' Benefits and Interest Credited

   Prior to April 1, 2014 or the periods prior to April 1, 2014 (the "Predecessor Periods"), the Company had reinsurance agreements whereby all premiums, fee income from policyholders and returns credited to policyholders, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Amounts reflected in the Statements of Operations and Comprehensive Income (Loss) are presented net of reinsurance.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Surrender values on traditional life and death benefits are reflected in policyholder benefits.

   Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. As of April 1, 2014, the Company has reinsurance agreements to transfer all the risk related to immediate annuities existing as of or prior to the Acquisition Date.

   Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the policyholder, interest credited to the policyholder account balance and contract charges assessed against the policyholder account balance. Premiums from these contracts are reported as policyholder account balances. Fee income from policyholders consist of fees assessed against the policyholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the policy prior to contractually specified dates. These charges are recognized as revenue when assessed against the policyholder account balance. Policyholder benefits include life-contingent benefit payments in excess of the policyholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as policyholder account balance deposits. Policy fees for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the policyholder account balance.

   Return credited to policyholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index.

   Policy charges for variable life and variable annuity products consist of fees assessed against the policyholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Policy benefits incurred for variable life and variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

   The Company incurs costs in connection with renewal insurance business. All acquisition-related costs, including commissions, as well as all indirect costs, are expensed as incurred and reported in Other expenses on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014.

Reinsurance

   Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting. For short duration contracts, to meet risk transfer requirements the reinsurer must assume significant insurance risk and have a reasonable possibility of experiencing significant loss.

   With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets (Successor). However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.

   In the Predecessor periods, or the periods prior to April 1, 2014, the Company had reinsurance agreements whereby all insurance risks represented by premiums, fee income from policyholders, returns credited to policyholder account balances, policyholder benefits and substantially all expenses were ceded to ALIC and other reinsurers. Additionally, investment income earned on the assets that supported policyholder account balances and future policy benefits and other policyholder funds were not included in the Company's financial statements, as those assets were owned and managed by ALIC and other reinsurers under the terms of the reinsurance agreements.

Value of Business Acquired ("VOBA")

   For interest-sensitive life products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits ("EGP's") from margins on mortality, interest, expenses, and surrenders, all of which are net of reinsurance and include actual realized gains and losses on investments. For non-interest sensitive life products, such as term life insurance, VOBA is amortized in relation to premium. VOBA is reviewed periodically for loss recognition to ensure that the unamortized balance is recoverable from future earnings from the business. The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS.

Separate Accounts

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders, and therefore are not included in the Company's Consolidated Statement of Operations and Comprehensive Income (Successor) or Statements of Operations and Comprehensive Income (Predecessor). Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Future Policy Benefits and Other Policyholder Liabilities

   Policy liabilities are established for future policy benefits on certain annuity, life, and long term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract claims are recorded in policyholder benefits in the Consolidated Statements of Operations and Comprehensive Income (Loss).

   For ASC 944-20 products, benefit reserves are computed using the net level premium method for individual life, annuity and long-term care policies, and are based upon estimates as to future investment yield, mortality and lapse that include provisions for adverse deviation that were prevalent at the time the reserve was initially established. Mortality, morbidity and lapse assumptions for all policies are based on the Company's own experience and industry standards.

   Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary. Such adjustments are reflected in current operations.

   Future policy benefit reserves for fixed indexed annuity policies with returns linked to the performance of a specified market index are equal to the excess of the sum of the fair value of the embedded derivative and the host (or guaranteed) component over the policyholder account balance. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established as of the date of acquisition and is equal to the account value, plus the value of the unexpired options at the date of acquisition, less the embedded derivative, and accreted over the policy's life at a constant rate of interest.

   The Company holds additional liabilities for its no lapse guarantees (associated with universal life) and guaranteed minimum withdrawal benefits (associated with fixed indexed annuities). These are accounted for in accordance with ASC 944-20, Financial Services -- Insurance Activities.

   Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Policyholders' Account Balances

   Policyholder account balances represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Policyholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

   Future policy benefits reserves for the portion of fixed indexed annuities earning a fixed rate of interest, and other deferred annuity products are computed under a retrospective deposit method and represent policyholders' account balances before applicable surrender charges. The prior year amount of $1.9 billion has been reclassified from Future Policy Benefits and Other Policyholder Liabilities to Policyholders' Account Balances to conform with the current year presentation.

   The Company holds additional liabilities for guaranteed minimum income benefits ("GMIB") associated with variable annuities, which are accounted for in accordance with ASC 944-20, Financial Services -- Insurance Activities. The reserves for certain living benefit features, including guaranteed minimum accumulation benefits

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

("GMAB") and guaranteed minimum withdrawal benefits ("GMWB") are accounted for as embedded derivatives, with fair values calculated as the present value of expected future benefit payments to contractholders less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. The Company's GMIB, GMAB and GMWB reserves are ceded to external reinsurers. For additional information regarding the valuation of these optional living benefit features, see Note 10.

Income Taxes -- Successor

   Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial statement and income tax bases of assets and liabilities. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The realizability of deferred tax assets is assessed at each reporting date and a deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized. Tax positions are assessed under a two-step approach, which requires the assessment of recognition and measurement. The Company reports interest expense related to income tax matters and tax penalties in other operating expenses in the Consolidated Statement of Operations and Comprehensive Income (Loss).

Income Taxes -- Predecessor

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, accrued expenses and reinsurance recoverables. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Other Long-Term Debt

   Effective April 1, 2014, and with Nebraska Department of Insurance (the "NE DOI" or the "Department of Insurance") approval, Lancaster Re issued a variable funding Surplus Note (the "Surplus Note") to its affiliate, Lanis, LLC. for $513 million and acquired from Lanis a Vehicle Note (the "Vehicle Note") for $513 million. The Vehicle Note is held to support a portion of Lancaster Re's reinsurance obligations and has been authorized as an acceptable form of reinsurance collateral pursuant to Nebraska Rev. Stat. (S)44-8216(8)(c)(i) which allows a special purpose financial captive insurer to establish any method of security that the Department deems acceptable. The scheduled maturity date of the Vehicle Note is April 1, 2034, and the scheduled maturity date of the Surplus Note is April 1, 2039, although each may be cancelled earlier or extended under certain conditions. The Surplus Note does not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the Department of Insurance. With pre-approval, the Surplus Note is increased each quarter with a corresponding increase in the Vehicle Note. With Department pre-approval, interest on the Surplus Note for the prior quarter is paid on the first day of each subsequent quarter at a rate consistent with the rate received on the Vehicle Note of 4%. The Surplus Note and Vehicle Note increased by $57.1 million and $38.6 million in the Successor Periods for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014, respectively. Interest expense of $22.9 million and $15.7 million was recognized in the Successor Periods for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014, respectively. The Surplus Note is unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of Lancaster Re.

Other Assets and Accrued Expenses and Other Liabilities

   Other assets consist primarily of premiums due, intangible assets, the Vehicle Note and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Reclassifications

   Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

Adoption of New Accounting Pronouncements

   In February 2013, the Financial Accounting Standards Board issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item, but only if the amount reclassified is required under accounting principles generally accepted in the United States of America ("GAAP") to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company's results of operations or financial position.

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The Company has applied pushdown accounting as a result of the Acquisition in the Successor Period, as disclosed in Note 1.

   In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. The adoption of this new guidance in 2015 did not have a material impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. The adoption of this guidance did not have a material impact on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In February 2015, the FASB issued updated guidance regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In May 2015, the FASB issued new guidance on short-duration insurance contracts. The amendments in this new guidance are effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. The new guidance should be applied retrospectively by providing comparative disclosures for each period presented, except for those requirements that apply only to the current period. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability; (ii) methodologies and judgments in estimating claims; and (iii) the timing, and frequency of claims. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In May 2015, the FASB issued new guidance on fair value measurement effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. Earlier application is permitted. The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement, effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the new guidance is permitted and an entity can elect to adopt the guidance either: (1) prospectively to all arrangements entered into or materially modified after the effective date; or (2) retrospectively. The new guidance provides that all software licenses included in cloud computing arrangements be accounted for consistent with other licenses of intangible assets. However, if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract, the accounting for which did not change. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures.

   In January 2016, the FASB issued new guidance on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to: (i) the classification and measurement of certain equity investments; (ii) the presentation of changes in the fair value of financial liabilities measured under

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

the fair value option that are due to instrument-specific credit risk; and
(iii) certain disclosures associated with the fair value of financial instruments. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

3. Investments

   The amortized cost, gross unrealized gains and losses and fair value for fixed maturities as of December 31, 2015 and 2014 were as follows:

                                                                          Gross      Gross
December 31, 2015 -- Successor                               Amortized  Unrealized Unrealized
($ in thousands)                                               Cost       Gains      Losses   Fair Value
------------------------------                               ---------- ---------- ---------- ----------
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government
  Authority and Agencies.................................... $  163,096  $  5,563  $     (81) $  168,578
Obligations of U.S. States and Political Subdivisions.......    712,948    14,827     (7,018)    720,757
Foreign government..........................................     72,042       202    (10,601)     61,643
Corporate securities........................................  6,060,561    31,263   (353,149)  5,738,675
ABS.........................................................    542,503     2,517     (8,229)    536,791
CMBS........................................................    513,316       627     (7,244)    506,699
RMBS........................................................    209,728     4,600     (1,529)    212,799
                                                             ----------  --------  ---------  ----------
   Total fixed maturities................................... $8,274,194  $ 59,599  $(387,851) $7,945,942
                                                             ==========  ========  =========  ==========

                                                                          Gross      Gross
December 31, 2014 -- Successor                               Amortized  Unrealized Unrealized
($ in thousands)                                               Cost       Gains      Losses   Fair Value
------------------------------                               ---------- ---------- ---------- ----------
Fixed maturities
U.S. Treasury Securities and Obligations of U.S. Government
  Authority and Agencies.................................... $  287,077  $ 20,933  $     (58) $  307,952
Obligations of U.S. States and Political Subdivisions.......    517,378    26,888       (531)    543,735
Foreign government..........................................    250,008     5,637       (437)    255,208
Corporate securities........................................  7,279,391   132,481    (34,127)  7,377,745
ABS.........................................................    378,906     6,145     (2,408)    382,643
CMBS........................................................    331,041     3,507     (1,065)    333,483
RMBS........................................................    188,055     2,849     (1,023)    189,881
                                                             ----------  --------  ---------  ----------
   Total fixed maturities................................... $9,231,856  $198,440  $ (39,649) $9,390,647
                                                             ==========  ========  =========  ==========

Scheduled Maturities -- Successor

   The scheduled maturities for fixed maturities are as follows as of December 31, 2015:

                                                        Amortized
  ($ in thousands)                                        Cost     Fair Value
  ----------------                                      ---------- ----------
  Due in one year or less.............................. $  190,261 $  189,547
  Due after one year through five years................  1,461,237  1,459,059
  Due after five years through ten years...............  2,148,851  2,092,046
  Due after ten years..................................  3,208,298  2,949,002
                                                        ---------- ----------
     Total before asset and mortgage-backed securities.  7,008,647  6,689,654
  Asset and mortgage-backed securities.................  1,265,547  1,256,288
                                                        ---------- ----------
     Total fixed maturities............................ $8,274,194 $7,945,942
                                                        ========== ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Asset and mortgage-backed securities are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Commercial Mortgage Loans -- Successor

   The Company diversifies its commercial mortgage loan portfolio by geographical region to reduce concentration risk. The following table presents the Company's commercial mortgage loan portfolio by geographical region as of December 31, 2015 and December 31, 2014:

                                             December 31, December 31,
         ($ in thousands)                        2015         2014
         ----------------                    ------------ ------------
         Alabama............................  $    1,508   $    1,720
         Arizona............................      34,911       35,481
         California.........................     336,310      255,563
         Colorado...........................      57,207       22,381
         Connecticut........................      25,374           --
         Florida............................      86,698       20,779
         Georgia............................      67,213       27,502
         Hawaii.............................       7,134        8,125
         Illinois...........................      92,813       53,174
         Iowa...............................       1,266        1,490
         Kansas.............................       9,200           --
         Kentucky...........................       7,696        8,260
         Maine..............................       3,905        4,114
         Maryland...........................      33,844       35,536
         Massachusetts......................      90,897       92,963
         Minnesota..........................     148,346       52,496
         Missouri...........................          --        9,324
         Nevada.............................      14,262       14,705
         New Jersey.........................      68,720       84,007
         New York...........................      94,985       72,625
         North Carolina.....................      58,078       31,111
         Ohio...............................      36,954       38,400
         Oklahoma...........................      10,803       10,835
         Pennsylvania.......................      41,975       37,688
         South Carolina.....................       2,532        3,130
         Tennessee..........................       5,278        5,719
         Texas..............................     107,279      103,778
         Utah...............................      44,366       45,914
         Virginia...........................       2,353       18,572
         Washington.........................      11,550       13,138
         Wisconsin..........................       5,675        6,637
         General allowance for loan loss....          --           --
                                              ----------   ----------
            Total commercial mortgage loans.  $1,509,132   $1,115,167
                                              ==========   ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment were as follows at December 31, 2015 and December 31, 2014:

                                        Recorded Investment
                       -----------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------
December 31, 2015                                                             Estimated Fair
($ in thousands)        > 1.20x   1.00x - 1.20x < 1.00x   Total    % of Total     Value      % of Total
-----------------      ---------- ------------- ------- ---------- ---------- -------------- ----------
                                (In thousands)                                (In thousands)
Loan-to-value ratios:
Less than 65%......... $  869,470   $ 85,869    $19,862 $  975,201    64.6%     $1,000,948      65.1%
65% to 75%............    508,557     25,374         --    533,931    35.4         535,690      34.9
76% to 80%............         --         --         --         --     0.0              --       0.0
Greater than 80%......         --         --         --         --     0.0              --       0.0
                       ----------   --------    ------- ----------   -----      ----------     -----
Total................. $1,378,027   $111,243    $19,862 $1,509,132   100.0%     $1,536,638     100.0%
                       ==========   ========    ======= ==========   =====      ==========     =====

                                        Recorded Investment
                       -----------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------
December 31, 2014                                                             Estimated Fair
($ in thousands)        > 1.20x   1.00x - 1.20x < 1.00x   Total    % of Total     Value      % of Total
-----------------      ---------- ------------- ------- ---------- ---------- -------------- ----------
                                (In thousands)                                (In thousands)
Loan-to-value ratios:
Less than 65%......... $  930,592   $151,700    $29,460 $1,111,752    97.6%     $1,146,030      97.6%
65% to 75%............     16,591     10,537         --     27,128     2.4          28,275       2.4
76% to 80%............         --         --         --         --     0.0              --       0.0
Greater than 80%......         --         --         --         --     0.0              --       0.0
                       ----------   --------    ------- ----------   -----      ----------     -----
Total................. $  947,183   $162,237    $29,460 $1,138,880   100.0%     $1,174,305     100.0%
                       ==========   ========    ======= ==========   =====      ==========     =====

   As of December 31, 2015 and December 31, 2014, the Company had no allowance for credit losses for commercial mortgage loans. As of December 31, 2015 and December 31, 2014, $1,509 million and $1,139 million, respectively, of commercial mortgage loans were in current status with no commercial mortgage or other loans classified as past due. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

   Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2015 and December 31, 2014, the Company held no impaired commercial mortgage loans.

   The Company's commercial mortgage may occasionally be involved in a troubled debt restructuring. As of December 31, 2015, the Company had no commitments to fund to borrowers that have been involved in a troubled debt restructuring. As of December 31, 2015 and December 31, 2014, the Company had no new troubled debt restructurings related to commercial mortgage and no payment defaults on commercial mortgages.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Other Invested Assets -- Successor

   The following table sets forth the composition of "Other invested assets" as of December 31, 2015 and December 31, 2014:

Amortized Cost

                                                 Successor    Successor
                                                ------------ ------------
                                                December 31, December 31,
      ($ in thousands)                              2015         2014
      ----------------                          ------------ ------------
      Low income housing tax credit properties.   $   677      $   896
      Derivatives..............................    17,735       26,001
                                                  -------      -------
                                                  $18,412      $26,897
                                                  =======      =======

Net Investment Income

   Net investment income for Successor Periods for the year ended December 31, 2015 and the period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and year ended December 31, 2013 were as follows:

                                                  Successor                     Predecessor
                                       ------------------------------- ------------------------------
                                                      For the Period    For the Period
                                       For the Year from April 1, 2014  from January 1,  For the Year
                                          Ended          through             2014           Ended
                                       December 31,    December 31,    through March 31, December 31,
($ in thousands)                           2015            2014              2014            2013
----------------                       ------------ ------------------ ----------------- ------------
Fixed maturities......................   $334,931        $231,972           $2,461         $11,545
Commercial mortgage loans.............     63,028          49,417               --              --
Cash, cash equivalents and short-term
  investments.........................        511           4,786               16              23
Other investment (loss) income........      9,543           7,353               --              --
                                         --------        --------           ------         -------
   Gross investment income............    408,013         293,528            2,477          11,568
Investment expenses...................      9,082           4,957              127             633
                                         --------        --------           ------         -------
   Net investment income..............   $398,931        $288,571           $2,350         $10,935
                                         ========        ========           ======         =======

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Realized Investment Gains and Losses

   Realized investment gains and losses for Successor Periods for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and year ended December 31, 2013 were as follows:

                                           Successor                     Predecessor
                                ------------------------------- ------------------------------
                                               For the Period    For the Period
                                For the Year from April 1, 2014  from January 1,  For the Year
                                   Ended          through             2014           Ended
                                December 31,    December 31,    through March 31, December 31,
($ in thousands)                    2015            2014              2014            2013
----------------                ------------ ------------------ ----------------- ------------
Realized investment gains, net
Fixed maturities...............   $120,421        $25,795             $285            $--
Commercial mortgage loans......      2,325          2,880               --             --
Derivatives....................     (9,208)        17,417               --             --
                                  --------        -------             ----            ---
   Net realized gains..........   $113,538        $46,092             $285            $--
                                  ========        =======             ====            ===

   There were no other-than-temporary impairment losses recorded in the Successor Periods for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014.

   There were no other-than-temporary impairment losses recorded in the Predecessor Period from January 1, 2014 through March 31, 2014. Realized capital gains and losses in the Predecessor year ended December 31, 2013 included $2 thousand of other-than-temporary impairment losses related to RMBS, none of which were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2015 or as of December 31, 2014.

   Proceeds from sales of fixed maturities and gross realized investment gains and losses for Successor Periods for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 and Predecessor Periods for the period from January 1, 2014 through March 31, 2014 and year ended December 31, 2013 were as follows:

                                                  Successor                     Predecessor
                                       ------------------------------  -----------------------------
                                                      For the Period    For the Period
                                       For the Year from April 1, 2014  from January 1,  For the Year
                                          Ended          through             2014           Ended
                                       December 31,    December 31,    through March 31, December 31,
($ in thousands)                           2015            2014              2014            2013
----------------                       ------------ ------------------ ----------------- ------------
Fixed maturities, available-for-sale
   Proceeds from sales................  $3,864,356      $1,429,177          $5,277          $9,170
   Gross investment gains from sales..     147,287          30,403             317               3
   Gross investment losses from sales.     (26,829)         (4,608)            (32)             (1)

   Proceeds from sales excludes taxable exchanges of $72.4 million and $3.0 million for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014, respectively.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Unrealized Investment Gains and Losses -- Successor

   The following table summarizes the gross unrealized losses and fair value of fixed maturities by the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 and December 31, 2014:

                                   Less than 12 months  Greater than 12 months
                                  --------------------  ---------------------
                                               Gross                 Gross                  Gross
December 31, 2015                            Unrealized  Fair      Unrealized             Unrealized
($ in thousands)                  Fair Value   Losses    Value       Losses    Fair Value   Losses
-----------------                 ---------- ----------  --------  ----------  ---------- ----------
U.S. Treasury Securities and
  Obligations of U.S. Government
  Authority and Agencies......... $   18,639 $     (77) $     98    $     (4)  $   18,737 $     (81)
Obligations of U.S. States and
  Political Subdivisions.........    207,889    (6,983)    4,030         (35)     211,919    (7,018)
Foreign government...............     41,507    (8,665)    5,965      (1,936)      47,472   (10,601)
All other corporate securities...  3,523,371  (293,131)  209,474     (60,018)   3,732,845  (353,149)
ABS..............................    397,884    (7,031)   15,040      (1,198)     412,924    (8,229)
CMBS.............................    437,244    (7,164)    8,419         (80)     445,663    (7,244)
RMBS.............................     65,470      (776)   29,659        (753)      95,129    (1,529)
                                  ---------- ---------   --------   --------   ---------- ---------
   Total fixed income securities. $4,692,004 $(323,827) $272,685    $(64,024)  $4,964,689 $(387,851)
                                  ========== =========   ========   ========   ========== =========

                                   Less than 12 months  Greater than 12 months
                                  --------------------  ---------------------
                                               Gross                 Gross                  Gross
December 31, 2014                            Unrealized  Fair      Unrealized             Unrealized
($ in thousands)                  Fair Value   Losses    Value       Losses    Fair Value   Losses
-----------------                 ---------- ----------  --------  ----------  ---------- ----------
U.S. Treasury Securities and
  Obligations of U.S. Government
  Authority and Agencies......... $   14,160 $     (58) $     --    $     --   $   14,160 $     (58)
Obligations of U.S. States and
  Political Subdivisions.........     57,605      (531)       --          --       57,605      (531)
Foreign government...............     37,543      (437)       --          --       37,543      (437)
All other corporate securities...  1,683,186   (34,127)       --          --    1,683,186   (34,127)
ABS..............................    115,568    (2,408)       --          --      115,568    (2,408)
CMBS.............................    135,203    (1,065)       --          --      135,203    (1,065)
RMBS.............................     92,804    (1,023)       --          --       92,804    (1,023)
                                  ---------- ---------   --------   --------   ---------- ---------
   Total fixed income securities. $2,136,069 $ (39,649) $     --    $     --   $2,136,069 $ (39,649)
                                  ========== =========   ========   ========   ========== =========

Portfolio Monitoring

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed maturity security whose carrying value may be other-than-temporarily impaired.

   For each fixed maturity security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other-than-temporary and is recorded in earnings.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   If the Company has not made the decision to sell the fixed maturity security and it is not more likely than not the Company will be required to sell the fixed maturity security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed maturity security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

   The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed maturity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Net Unrealized Investment Gains and Losses in AOCI

                                                                                             Accumulated Other
                                                                                               Comprehensive
                                                                                               Income (Loss)
                                                                 Future Policy    Deferred    Related to Net
                                      Net Unrealized              Benefits and   Income Tax     Unrealized
                                     Gain (Losses) on            Policyholders'  (Liability) Investment Gains
($ in thousands)                       Investments      VOBA    Account Balances   Benefit       (Losses)
Predecessor                          ---------------- --------  ---------------- ----------- -----------------
Balance, December 31, 2012..........    $  21,236     $     --      $    --       $ (7,433)      $  13,803
Net investment gains and losses on
  investments arising during the
  period............................      (15,281)          --           --          5,349          (9,932)
Reclassification adjustment for
  gains and losses included in net
  income............................            1           --           --             --               1
                                        ---------     --------      -------       --------       ---------
Balance, December 31, 2013..........    $   5,954     $     --      $    --       $ (2,084)      $   3,870
Net investment gains and losses on
  investments arising during the
  period............................        2,364           --           --           (828)          1,536
Reclassification adjustment for
  gains and losses included in net
  income............................          285           --           --           (100)            185
                                        ---------     --------      -------       --------       ---------
Balance, March 31, 2014.............    $   8,033     $     --      $    --       $ (2,812)      $   5,221

--------------------------------------------------------------------------------------------------------------

Successor
---------
Balance, April 1, 2014..............    $      --     $     --      $    --       $     --       $      --
Net investment gains and losses on
  investments arising during the
  period............................      159,261           --           --        (55,675)        103,586
Reclassification adjustment for
  gains and losses included in net
  income............................           --           --           --             --              --
Impact of net unrealized investment
  gains and losses on VOBA..........           --      (20,287)          --          7,100         (13,187)
Impact of net unrealized investment
  gains and losses on future policy
  benefits and policyholders'
  account balances..................           --           --       (7,541)         2,640          (4,901)
                                        ---------     --------      -------       --------       ---------
Balance, December 31, 2014..........    $ 159,261     $(20,287)     $(7,541)      $(45,935)      $  85,498
Net investment gains and losses on
  investments arising during the
  period............................     (408,019)          --           --        142,807        (265,212)
Reclassification adjustment for
  gains and losses included in net
  income............................       79,023           --           --        (27,658)         51,365
Impact of net unrealized investment
  gains and losses on VOBA..........           --       57,061           --        (19,971)         37,090
Impact of net unrealized investment
  gains and losses on future policy
  benefits and policyholders'
  account balances..................           --           --       60,447        (21,157)         39,290
                                        ---------     --------      -------       --------       ---------
Balance, December 31, 2015..........    $(327,781)    $ 36,774      $52,906       $ 83,402       $(154,699)
                                        =========     ========      =======       ========       =========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


4. Derivative Financial Instruments

   See Note 2 for a description of the Company's accounting policies for derivatives and Note 5 for information about the fair value hierarchy for derivatives.

   The following table provides a summary of the notional and fair value positions of derivative financial instruments as of December 31, 2015 and 2014:

($ in thousands)                                                                           Successor
----------------                                                 ------------------------------------------------------------
                                                                       December 31, 2015              December 31, 2014
                                                                 -----------------------------  -----------------------------
                                                                             Gross Fair Value               Gross Fair Value
                                                                            ------------------             ------------------
                                                                  Notional  Assets  Liabilities  Notional  Assets  Liabilities
-                                                                ---------- ------- ----------- ---------- ------- -----------
Assets
    Equity Options.............................................. $  879,853 $28,588  $(10,961)  $  593,610 $68,776  $(43,104)
    Futures.....................................................     15,373     108        --       20,195     329        --
Liabilities
    Policyholders account balances
       Derivatives embedded in life and annuity contracts
          Equity-indexed annuity contracts/(2)/................. $1,494,084 $    --  $(64,138)  $1,734,264 $    --  $(63,660)
          Equity-indexed life contracts.........................    401,511      --   (11,701)     347,610      --   (18,720)
          Guaranteed accumulation benefits/(1)/.................     95,752      --    (7,499)     120,714      --    (6,367)
          Guaranteed withdrawal benefits/(1)/...................     13,264      --      (315)      17,102      --      (366)

(1)As of April 1, 2014, these amounts were ceded in accordance with the Company's reinsurance agreements
(2)Notional amount represents account value of equity indexed contracts

   The standardized ISDA Master Agreement under which the Company's derivative transactions are executed include provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. At December 31, 2015 and December 31, 2014, the Company held $0.8 million and $6.4 million in cash and securities collateral delivered by trade counterparties. This cash collateral is reported in Cash on the Consolidated Balance Sheet.

   The following table presents the amount and location of gains (losses) recognized in income, net of reinsurance, for derivatives that were not designated or qualifying as hedging instruments for the Successor Period for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014:

                                                  For the Year Ended       For the Period from April 1, 2014
                                                   December 31, 2015         through December 31, 2014
                                             ----------------------------  --------------------------------
                                                 Realized                      Realized
                                             Investment Gains Policyholder Investment Gains   Policyholder
($ in thousands)                                 (Losses)       Benefits       (Losses)         Benefits
----------------                             ---------------- ------------ ----------------   ------------
Assets
   Equity Options...........................     $(7,557)        $  --         $15,230          $    --
   Futures..................................      (1,651)           --           2,187               --
Liabilities
   Policyholders' account balances
       Equity-indexed annuity contracts.....     $    --         $(478)        $    --          $(5,622)
       Equity-indexed life contracts........          --           956              --               90

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments for the Predecessor Period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013:

                                                        For the Period from January 1,        For the Year Ended
                                                         2014 through March 31, 2014           December 31, 2013
                                                      ----------------------------------   -------------------------
                                                                             Policyholder    Interest    Policyholder
($ in thousands)                                      Interest Credited/(1)/ Benefits/(1)/ Credited/(1)/ Benefits/(1)/
----------------                                      ---------------------  ------------  ------------  ------------
Liabilities
   Policyholders' account balances
       Derivatives embedded in life and annuity
         contracts...................................        $16,427             $946        $36,890       $10,177

(1)Prior to April 1, 2014, these amounts were ceded in accordance with the Company's reinsurance agreements.

5. Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Balance Sheets (Successor) at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1  Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2  Assets and liabilities whose values are based on the following:

         (a)Quoted prices for similar assets or liabilities in active markets;

         (b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or

         (c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3  Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

   The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company's processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Successor

   There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or December 31, 2014. The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 and December 31, 2014.

December 31, 2015
Description for Each Class of Asset or Liability
($ in thousands)                                       Level 1      Level 2    Level 3     Total
------------------------------------------------     -----------  ----------  --------  -----------
Assets at fair value
Fixed maturities
   U.S Treasury Securities and Obligations of U.S.
     Government Authority and Agencies.............. $    10,621  $  157,957  $     --  $   168,578
   Obligations of U.S. States and Political
     Subdivisions...................................          --     720,757        --      720,757
   Foreign government...............................          --      61,643        --       61,643
   All Other Corporate Securities...................          --   5,727,155    11,520    5,738,675
   ABS..............................................          --     522,531    14,260      536,791
   CMBS.............................................          --     506,699        --      506,699
   RMBS.............................................          --     212,799        --      212,799
Short term investments..............................     166,358      18,462        --      184,820
Other invested assets
   Equity Options...................................      17,627          --        --       17,627
   Futures..........................................         108          --        --          108
Separate accounts assets............................   1,395,141          --        --    1,395,141
                                                     -----------  ----------  --------  -----------
       Total assets at fair value................... $ 1,589,855  $7,928,003  $ 25,780  $ 9,543,638
                                                     ===========  ==========  ========  ===========
Liabilities at fair value
Policyholders' account balances
   Equity indexed annuity contracts................. $        --  $       --  $(64,138) $   (64,138)
   Equity indexed life contracts....................          --     (11,701)       --      (11,701)
   Guaranteed minimum accumulation benefits.........          --          --    (7,499)      (7,499)
   Guaranteed minimum withdrawal benefits...........          --          --      (315)        (315)
Separate accounts liabilities.......................  (1,395,141)         --        --   (1,395,141)
                                                     -----------  ----------  --------  -----------
       Total liabilities at fair value.............. $(1,395,141) $  (11,701) $(71,952) $(1,478,794)
                                                     ===========  ==========  ========  ===========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


December 31, 2014
Description for Each Class of Asset or Liability
($ in thousands)                                        Level 1      Level 2    Level 3     Total
------------------------------------------------      -----------  ----------  --------  -----------
Assets at fair value
Fixed maturities
   U.S. Treasury Securities and Obligations of U.S.
     Government Authority and Agencies............... $    12,408  $  295,544  $     --  $   307,952
   Obligations of U.S. States and Political
     Subdivisions....................................          --     543,735        --      543,735
   Foreign government................................          --     255,208        --      255,208
   All Other Corporate Securities....................          --   7,370,409     7,336    7,377,745
   ABS...............................................          --     377,393     5,250      382,643
   CMBS..............................................          --     330,790     2,693      333,483
   RMBS..............................................          --     189,881        --      189,881
Short term investments...............................     191,979     145,677    23,713      361,369
Other invested assets
   Equity Options....................................      25,672          --        --       25,672
   Futures...........................................         329          --        --          329
Separate accounts assets.............................   1,573,865          --        --    1,573,865
                                                      -----------  ----------  --------  -----------
       Total assets at fair value.................... $ 1,804,253  $9,508,637  $ 38,992  $11,351,882
                                                      ===========  ==========  ========  ===========
Liabilities at fair value
Policyholders' account balances
   Equity indexed annuity contracts.................. $        --  $       --  $(63,660) $   (63,660)
   Equity indexed life contracts.....................          --     (18,720)       --      (18,720)
   Guaranteed minimum accumulation benefits..........          --          --    (6,367)      (6,367)
   Guaranteed minimum withdrawal benefits............          --          --      (366)        (366)
Separate accounts liabilities........................  (1,573,865)         --        --   (1,573,865)
                                                      -----------  ----------  --------  -----------
       Total liabilities at fair value............... $(1,573,865) $  (18,720) $(70,393) $(1,662,978)
                                                      ===========  ==========  ========  ===========

   There were no transfers between Level 1 and Level 2 during the period from April 1, 2014 through December 31, 2014. In 2015, U.S. Treasury securities were transferred to Level 1 as those securities are traded in an active market. The prior year presentation has been updated to conform to the current year presentation.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Fixed Maturities

   The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. U.S. Treasury securities are included within Level 1 due to the market activity. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements

yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

   Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

   The fair value of private fixed maturities, which are comprised of investments in private placement securities are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2015 or December 31, 2014.

Short-term Investments

   Short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2. Short-term investments classified within Level 3 primarily consist of commercial mortgage loans. The fair value of the commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Other Invested Assets

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

Separate Account Assets and Liabilities

   Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Policyholders' Account Balances

   The liabilities for guarantees primarily associated with the optional living benefit features of certain variable annuity contracts and equity indexed annuity contracts are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

   The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

   Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Level 3 Fair Value Measurements

   The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements:

                                    Fair      Valuation       Unobservable                  Weighted
($ in thousands)                    Value     Technique          Input            Range     Average
----------------                  --------  --------------- ----------------- ------------- --------
Equity indexed annuity contracts. $(64,138) Option Pricing  Projected Option  1.40% - 2.11%  1.70%
                                              Technique           Cost

   Excluded from the table above at December 31, 2015 and December 31, 2014 are approximately $26 million and $15 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. These investments primarily consist of certain public debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   The table above also excludes underlying quantitative inputs related to liabilities held for the Company's guaranteed minimum accumulation benefits and guaranteed withdrawal benefits. These liabilities are not developed by the Company as they are 100% ceded to external reinsurers. The development of these liabilities generally involve actuarially determined models and could result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014:

                                  Balance
                                   as of      Net                        Transfers
                                 January 1,  income           Transfers   out of
                                    2015     (loss)    OCI    to Level 3  Level 3   Purchases   Sales   Issues Settlements
($ in thousands)                 ---------- -------  -------  ---------- ---------  --------- --------  ------ -----------
Assets
Fixed income securities
   All other corporate
    securities..................  $  7,336  $  (282) $    30   $13,255   $  (2,386)  $   --   $     --   $--    $ (6,433)
   ABS..........................     5,250      134   (2,338)   17,191          --       --     (5,000)   --        (977)
   CMBS.........................     2,693   23,506      314        --          --       --    (20,192)   --      (6,321)
   Short-term investments.......    23,713       14       --        --          --       --         --    --     (23,727)
Liabilities
   Equity indexed annuity
    contracts...................   (63,660)    (478)      --        --          --       --         --    --          --
   Guaranteed minimum
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/....    (6,733)  (1,081)      --        --          --       --         --    --          --

                                  Balance
                                   as of      Net                        Transfers
                                  April 1,   income           Transfers   out of
                                    2014     (loss)    OCI    to Level 3  Level 3   Purchases   Sales   Issues Settlements
($ in thousands)                 ---------- -------  -------  ---------- ---------  --------- --------  ------ -----------
Assets
Fixed income securities
   All other corporate
    securities..................  $396,694  $ 4,514  $(7,472)  $    --   $(289,172)  $   --   $(97,228)  $--    $     --
   ABS..........................       436       --      (55)       --          --    4,930         --    --         (61)
   CMBS.........................     3,397    2,179     (314)       --          --       --         --    --      (2,569)
   Short-term investments.......    24,095       29       --        --          --       --       (411)   --          --
Liabilities
   Equity indexed annuity
    contracts...................   (58,038)  (5,622)      --        --          --       --         --    --          --
   Guaranteed minimum
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/....    (8,499)   1,766       --        --          --       --         --    --          --

                                   Balance,
                                 December 31,
                                     2015
($ in thousands)                 ------------
Assets
Fixed income securities
   All other corporate
    securities..................   $ 11,520
   ABS..........................     14,260
   CMBS.........................         --
   Short-term investments.......         --
Liabilities
   Equity indexed annuity
    contracts...................    (64,138)
   Guaranteed minimum
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/....     (7,814)


                                   Balance,
                                   December
                                   31, 2014
($ in thousands)                 ------------
Assets
Fixed income securities
   All other corporate
    securities..................   $  7,336
   ABS..........................      5,250
   CMBS.........................      2,693
   Short-term investments.......     23,713
Liabilities
   Equity indexed annuity
    contracts...................    (63,660)
   Guaranteed minimum
    accumulation benefits and
    guaranteed minimum
    withdrawal benefits/(1)/....     (6,733)

(1)These amount are 100% ceded in accordance with the Company's reinsurance agreements.

   Transfers into Level 3 are generally the result of unobservable inputs utilized within the valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Consolidated Balance Sheet; however, in some cases, as described below, the carrying amount equals or approximates fair value as of December 31, 2015 and December 31, 2014:

December 31, 2015
($ in thousands)                                         Level 1 Level 2  Level 3     Total
-----------------                                        ------- ------- ---------- ----------
Assets
Commercial mortgage loans............................... $    --  $  --  $1,536,638 $1,536,638
Policy loans............................................      --     --     186,827    186,827
Cash....................................................  49,121     --          --     49,121
Vehicle note............................................      --     --     638,270    638,270
                                                         -------  -----  ---------- ----------
   Total assets at fair value........................... $49,121  $  --  $2,361,735 $2,410,856
                                                         =======  =====  ========== ==========
Liabilities at fair value
Policyholders' account balances -- investment contracts. $    --  $  --  $5,967,973 $5,967,973
Other long-term debt....................................      --     --     638,270    638,270
                                                         -------  -----  ---------- ----------
                                                         $    --  $  --  $6,606,243 $6,606,243
                                                         =======  =====  ========== ==========
December 31, 2014
($ in thousands)                                         Level 1 Level 2  Level 3     Total
-----------------                                        ------- ------- ---------- ----------
Assets
Commercial mortgage loans............................... $    --  $  --  $1,150,510 $1,150,510
Policy loans............................................      --     --     194,385    194,385
Cash....................................................  49,730     --          --     49,730
Vehicle note............................................      --     --     551,600    551,600
                                                         -------  -----  ---------- ----------
   Total assets at fair value........................... $49,730  $  --  $1,896,495 $1,946,225
                                                         =======  =====  ========== ==========
Liabilities at fair value
Policyholders' account balances -- investment contracts. $    --  $  --  $6,609,253 $6,609,253
Other long-term debt....................................      --     --     551,600    551,600
                                                         -------  -----  ---------- ----------
                                                         $    --  $  --  $7,160,853 $7,160,853
                                                         =======  =====  ========== ==========

   The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage Loans

   The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Policy Loans

   The fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value.

Cash

   The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Vehicle Note and Other Long-Term Debt

   The fair value of the Vehicle note and Other long-term debt is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate.

Policyholders' Account Balances -- Investment Contracts

   Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Predecessor

   Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 Measurements

    . Fixed maturities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested and obtained daily from the fund managers.

Level 2 Measurements

    .  Fixed maturities

   U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

   Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

   Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

   Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

   CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

    . Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 Measurements

    .  Policyholder account balances -- Successor; contractholder funds
       Predecessor: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of nonmarket observable inputs.

   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the period from January 1, 2014 through March 31, 2014.

                                                          Total gains (losses)
                                                             included in:
                                                          ------------------
                                            Balance as                          Transfers   Transfers
                                          of December 31,    Net                  into        out of
($ in thousands)                               2013       income/(1)/   OCI      Level 3     Level 3
----------------                          --------------- ----------  -------  ----------- ------------
Liabilities
Contractholder funds:
Derivatives embedded in life and annuity
  contracts..............................    $(267,859)    $18,525    $    --    $   --     $      --
                                             ---------     -------    -------    ------     ---------
Total recurring Level 3 liabilities......    $(267,859)    $18,525    $    --    $   --     $      --
                                             =========     =======    =======    ======     =========

                                                                                            Balance as
                                                                                           of March 31,
                                             Purchases      Sales      Issues  Settlements     2014
                                          --------------- ----------  -------  ----------- ------------
Liabilities
Contractholder funds:
Derivatives embedded in life and annuity
  contracts..............................    $      --     $    --    $(3,764)   $2,612     $(250,486)
                                             ---------     -------    -------    ------     ---------
Total recurring Level 3 liabilities......    $      --     $    --    $(3,764)   $2,612     $(250,486)
                                             =========     =======    =======    ======     =========

--------
/(1)/The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits. These amounts were ceded in accordance with the Company's reinsurance agreements.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

                                                                    Total gains (losses)
                                                                      included in:
                                                                    --------------------
                                                      Balance as                          Transfers Transfers
                                                    of December 31,    Net                  into     out of
($ in thousands)                                         2012       income/(1)/    OCI     Level 3   Level 3
----------------                                    --------------- ----------     -----  --------- ---------
Assets
Fixed maturities:
   Corporate.......................................    $     312     $    --      $  --     $  --     $  --
                                                       ---------     -------       -----    -----     -----
Total recurring Level 3 assets.....................    $     312     $    --      $  --     $  --     $  --
                                                       =========     =======       =====    =====     =====
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity contracts.    $(314,926)    $43,244      $  --     $  --     $  --
                                                       ---------     -------       -----    -----     -----
Total recurring Level 3 liabilities................    $(314,926)    $43,244      $  --     $  --     $  --
                                                       =========     =======       =====    =====     =====

                                                                                 Balance as
                                                                               of December 31,
                                          Purchases Sales  Issues  Settlements      2013
                                          --------- ----- -------  ----------- ---------------
Assets
Fixed maturities:
   Corporate.............................   $  --   $  -- $    --    $  (312)     $      --
                                            -----   ----- -------    -------      ---------
Total recurring Level 3 assets...........   $  --   $  -- $    --    $  (312)     $      --
                                            =====   ===== =======    =======      =========
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity
  contracts..............................   $  --   $  -- $(6,621)   $10,444      $(267,859)
                                            -----   ----- -------    -------      ---------
Total recurring Level 3 liabilities......   $  --   $  -- $(6,621)   $10,444      $(267,859)
                                            =====   ===== =======    =======      =========

--------
/(1)/The amount attributable to derivatives embedded in life and annuity contracts was reported as follows: $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits. These amounts were ceded in accordance with the Company's reinsurance agreements.

   Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

   There were no transfers between Level 1 and Level 2 during the period from January 1, 2014 through March 31, 2014 or 2013.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities.

                                                    Period from
                                                     January 1,
                                                    2014 through
                                                     March 31,         As of
($ in thousands)                                        2014     December 31, 2013
----------------                                    ------------ -----------------
Liabilities
Policyholders' account balances:
Derivatives embedded in life and annuity contracts.   $18,525         $43,244
                                                      -------         -------
Total recurring Level 3 liabilities................   $18,525         $43,244
                                                      =======         =======

   The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows:
$17.6 million in interest credited to contractholder funds and $946 thousand in contract benefits in the period from January 1, 2014 through March 31, 2014, $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits in 2013. These amounts are ceded in accordance with the Company's reinsurance agreements.

6. Reinsurance

Successor

   The Company has agreements that provide for reinsurance of certain policy-related risks. Under the agreements, premiums, contract charges, interest credited to policyholder funds, policy benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life and long-term care policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers. As of December 31, 2015 and December 31, 2014, approximately 99% of the Company's non-affiliated reinsurance recoverables are due from companies rated A- or better by S&P. ALIC represents over 65% of the Company's reinsurance recoverables as of December 31, 2015 and 2014.

   On April 1, 2014, the Company entered into an experience rated modified coinsurance and monthly renewal term reinsurance arrangement with an external reinsurer under which risk on certain universal life and fixed annuity products is transferred. No portion of the assets constituting the consideration has been transferred to the reinsurer. This agreement was structured to finance reserves on certain universal life and fixed annuity products, in exchange for a fee based on those reserves. The profit to the reinsurer expected on the modified coinsurance and monthly renewable term portions is returned through an experience refund. The Company has determined that this agreement does not fulfill the requirements of risk transfer under generally accepted accounting principles and is accounted for on a deposit method of accounting. As of December 31, 2015 and 2014, the Company had a deposit receivable and a modified coinsurance payable of $1,250 million and $1,383 million, respectively, related to this agreement.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The effects of reinsurance on premiums earned and fee income from policyholders for the Successor Period for the year ended December 31, 2015 and for the period April 1, 2014 through December 31, 2014 were as follows:

                                                         For the Period from
                                         For the Year       April 1, 2014
                                             Ended       Through December 31,
  ($ in thousands)                     December 31, 2015         2014
  ----------------                     ----------------- --------------------
  Direct..............................    $ 1,463,472         $ 921,444
  Assumed.............................          5,939             5,258
  Ceded...............................     (1,106,638)         (702,833)
                                          -----------         ---------
     Premiums and fee income, net of
       reinsurance....................    $   362,773         $ 223,869
                                          ===========         =========

   The effects of reinsurance on return credited to policyholders' account balances and policyholder benefits for the year ended December 31, 2015 and for the period April 1, 2014 through December 31, 2014 were as follows:

                                                                   For the Period from
                                                   For the Year       April 1, 2014
                                                       Ended       Through December 31,
($ in thousands)                                 December 31, 2015         2014
----------------                                 ----------------- --------------------
Direct..........................................    $1,603,724          $1,104,420
Assumed.........................................         6,743               4,713
Ceded...........................................      (957,643)           (635,887)
                                                    ----------          ----------
   Return credited to policyholders' account
     balances and policyholders' benefits, net
     of reinsurance.............................    $  652,824          $  473,246
                                                    ==========          ==========

Predecessor

   Prior to April 1, 2014, the Company had reinsurance agreements under which it reinsured all of its business to ALIC, Lincoln Benefit Re ("LB Re") or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to policyholders account balances, contract benefits and substantially all expenses were reinsured. The Company purchased reinsurance to limit aggregate and single losses on large risks. The Company ceded a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

   The effects of reinsurance on premiums and contract charges are as follows:

                                             Period from January 1, 2014
($ in thousands)                               through March 31, 2014       2013
----------------                             --------------------------- ----------
Direct......................................          $ 331,899          $1,331,597
Assumed.....................................              1,581               6,830
Ceded:
   Affiliate................................           (244,797)           (962,576)
   Non-affiliate............................            (88,683)           (375,851)
                                                      ---------          ----------
Premiums and fee income, net of reinsurance.          $      --          $       --
                                                      =========          ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The effects of reinsurance on return credited to policyholders' account balances, policyholder benefits and other expenses are as follows:

                                             Period from January 1, 2014
($ in thousands)                               through March 31, 2014        2013
----------------                             --------------------------- -----------
Direct......................................          $ 450,041          $ 1,938,015
Assumed.....................................              2,606                8,180
Ceded:
   Affiliate................................           (336,122)          (1,505,010)
   Non-affiliate............................           (116,525)            (441,185)
                                                      ---------          -----------
Return credited to policyholders, contract
  benefits and expenses, net of reinsurance.          $      --          $        --
                                                      =========          ===========

7. Income Taxes

Successor

   In connection with the Acquisition as defined in Note 1, ALIC made an election under Treasury Regulation Section 1.1502-36(d) for ALIC to eliminate tax basis in certain assets and tax attributes under the "unified loss rules". As a result, the tax basis of certain of the Company's assets was reduced immediately prior to the Acquisition. The reduced tax bases were used to determine the deferred tax impact under the acquisition method of accounting as discussed in Note 1.

   The Company is party to a federal income tax allocation agreement (the "Tax Allocation Agreement") with Lancaster Re. The Company and Lancaster Re will file a separate consolidated federal income tax return for the period April 1, 2014 to December 31, 2014 and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).

   Following the Acquisition, the Company exited The Allstate Corporation's consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates. Final tax settlements were agreed to with The Allstate Corporation and no future tax allocations are expected to occur with The Allstate Corporation.

   As part of the Acquisition, although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by ALIC in accordance with the Acquisition agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2015 and December 31, 2014. As of December 31, 2015, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The components of the deferred income tax assets and liabilities as of December 31, 2015 and December 31, 2014 are as follows:

 ($ in thousands)                           December 31, 2015 December 31, 2014
 ----------------                           ----------------- -----------------
 Deferred tax assets
    Policyholder reserves..................    $ 2,058,446       $ 2,057,627
    Deferred acquisition costs.............         41,664            24,850
    Deferred financing costs...............          8,707            10,755
    Net operating loss carryforward........             --             7,500
    Investments............................        120,893                --
    Other assets...........................            688                38
                                               -----------       -----------
        Total deferred tax assets..........    $ 2,230,398       $ 2,100,770
                                               -----------       -----------
 Deferred tax liabilities
    Value of business acquired.............    $   (86,696)      $   (81,032)
    Amounts recoverable from
      reinsurers...........................     (2,076,251)       (2,010,157)
    Investments............................             --           (45,935)
    Intangibles............................         (1,820)           (1,820)
    Other liabilities......................           (591)           (2,558)
                                               -----------       -----------
        Total deferred tax liabilities.....    $(2,165,358)      $(2,141,502)
                                               -----------       -----------
           Net deferred tax asset/
             (liability)...................    $    65,040       $   (40,732)
                                               ===========       ===========

   The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2015 or December 31, 2014. With respect to deferred tax assets associated with investments, the Company has the ability and intent to hold these securities until recovery. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

   At December 31, 2015, the Company had no net operating loss carryforwards, no capital loss carryforwards, or tax credit carryforwards.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014 were as follows:

                                                         For the Period from
                                         For the Year       April 1, 2014
                                             Ended       Through December 31,
  ($ in thousands)                     December 31, 2015         2014
  ----------------                     ----------------- --------------------
  Expected federal income tax expense.       45,062            $15,722
  Dividends received deduction........       (2,443)            (1,470)
  Other...............................        3,475                (18)
                                            -------            -------
     Total income tax expense.........      $46,094            $14,234
                                            =======            =======

   Other represents the establishment of additional deferred tax liabilities that existed at the time of Acquisition and identified during the completion of the consolidated federal income tax return for the 2014 tax year.

   The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

   However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, certain issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Predecessor

   Prior to April 1, 2014, the Company joined The Allstate Corporation and its other subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and was party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company paid to or received from The Allstate Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also had a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements resulted in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

   The IRS is currently examining the Allstate Group's 2013 and 2014 federal income tax returns. The IRS completed the audit of the Allstate Group's 2011 and 2012 federal income tax returns and issued a final Revenue Agent's Report on June 10, 2015. The Allstate Group's tax years prior to 2011 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Allstate Group's tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The components of income tax expense are as follows:

                                     Period from January 1, 2014
        ($ in thousands)               through March 31, 2014     2013
        ----------------             --------------------------- ------
        Current.....................            $914             $3,902
        Deferred....................               8                (77)
                                                ----             ------
           Total income tax expense.            $922             $3,825
                                                ====             ======

   The Company paid no income taxes in the period from January 1, 2014 through March 31, 2014. The Company paid income taxes of $4.2 million in 2013.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:

                                         Period from January 1, 2014
                                           through March 31, 2014    2013
                                         --------------------------- ----
      Statutory federal income tax rate.            35.0%            35.0%
      Other.............................              --               --
                                                    ----             ----
      Effective income tax rate.........            35.0%            35.0%
                                                    ====             ====

8. Future Policy Benefits and Other Policyholder Liabilities -- Successor

   Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2015 and 2014, future policy benefits and other policyholder liabilities consisted of the following:

       ($ in thousands)               December 31, 2015 December 31, 2014
       ----------------               ----------------- -----------------
       Traditional life insurance....    $1,567,388        $1,492,438
       Immediate fixed annuities.....       584,948           635,858
       Accident and health insurance.     1,580,809         1,462,110
       Equity indexed annuities......        38,739            39,174
       Other.........................       985,757           899,369
                                         ----------        ----------
          Total......................    $4,757,641        $4,528,949
                                         ==========        ==========

   Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


9. Policyholder Account Balances -- Successor

   As of December 31, 2015 and 2014, policyholders' account balances consisted of the following:

 ($ in thousands)                          December 31, 2015 December 31, 2014
 ----------------                          ----------------- -----------------
 Interest-sensitive life contracts........    $ 5,210,152       $ 5,085,470
 Individual annuities.....................      5,896,019         6,662,985
 Other....................................         14,394            15,857
                                              -----------       -----------
    Total policyholders' account balances.    $11,120,565       $11,764,312
                                              ===========       ===========

   Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%.

10.Certain Nontraditional Long-Duration Contracts -- Successor

   The Company offered traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also offered variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or
(2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with and without market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. All of the risks associated with the Company's variable annuity contracts are reinsured with external reinsurers.

   In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

   The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in fee income from policyholders and changes in liabilities for minimum guarantees are generally included in policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss)
(Successor) and Statements of Operations and Comprehensive Income (Predecessor).

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

   For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

   For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

   The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within Future policy benefits and other policyholder liabilities or Policyholders' account balances. As of December 31, 2015 and December 31, 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                   December 31, 2015
                                            ----------------------------------------------------------------
                                                                  At                            Accumulation
                                            In the Event of Annuitization/    For Cumulative    at Specified
($ in millions)                                  Death       Accumulation  Periodic Withdrawals    Dates
---------------                             --------------- -------------- -------------------- ------------
Variable Annuity Contracts
Separate account value.....................   $     608.8       $127.4            $12.8           $   91.6
Net amount at risk.........................   $      66.3       $ 16.9            $ 0.1           $    7.4
Average attained age of contractholders....    61 years          N/A               N/A              N/A
Weighted average waiting period until
  guarantee date...........................       N/A            None              N/A            5 years
Variable Life, Variable Universal Life and
  Universal Life Contracts
No Lapse Guarantees
Separate account value.....................   $     307.3
General account value......................   $   3,639.6
Net amount at risk.........................   $  84,370.9
Average attained age of contractholders....    48 years

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   As of December 31, 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                   December 31, 2014
                                            ----------------------------------------------------------------
                                                                  At                            Accumulation
                                            In the Event of Annuitization/    For Cumulative    at Specified
($ in millions)                                  Death       Accumulation  Periodic Withdrawals    Dates
---------------                             --------------- -------------- -------------------- ------------
Variable Annuity Contracts
Separate account value.....................   $     742.7       $151.9            $16.6           $  118.4
Net amount at risk.........................   $      57.2       $ 15.2            $ 0.1           $    6.2
Average attained age of contractholders....    60 years          N/A               N/A              N/A
Weighted average waiting period until
  guarantee date...........................       N/A            None              N/A            6 years
Variable Life, Variable Universal Life and
  Universal Life Contracts
No Lapse Guarantees
Separate account value.....................   $     325.1
General account value......................   $   3,518.3
Net amount at risk.........................   $  89,942.8
Average attained age of contractholders....    51 years

Liabilities for Guarantee Benefits

   The liabilities for guaranteed minimum death benefits ("GMDB") and secondary guarantees on interest-sensitive life and fixed annuities are included in Future policy benefits and other policyholder liabilities on the Consolidated Balance Sheet (Successor) and the related changes in the liabilities are included in Policyholder benefits in the Consolidated Statement of Operations and Comprehensive Income (Loss) for the Successor Period for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014. Guaranteed minimum income benefits ("GMIB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within Policyholders' account balances on the Consolidated Balance Sheet (Successor). The table below summarizes the changes in general account liabilities for guarantees on variable contracts.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


                                                           GMWB/   Secondary
                                          GMDB     GMIB     GMAB   Guarantees
                                        -------- -------- -------- ----------
                                                                   Interest-
                                                                   Sensitive
                                                                    Life and
                                        Variable Variable Variable   Fixed
($ in thousands)                        Annuity  Annuity  Annuity  Annuities    Total
----------------                        -------- -------- -------- ---------- ---------
Predecessor
   Net balance as of December 31, 2013.  $   --   $   --   $   --  $      --  $      --
   Plus reinsurance recoverable........   8,444    8,743    9,444    281,771    308,402
                                         ------   ------   ------  ---------  ---------
Balance as of December 31, 2013........  $8,444   $8,743   $9,444  $ 281,771  $ 308,402
                                         ======   ======   ======  =========  =========
Less: reinsurance recoverable..........   8,444    8,743    9,444    281,771    308,402
   Net balance as of December 31, 2013.      --       --       --         --         --
Incurred guarantee benefits............      --       --       --         --         --
Paid guarantee benefits................      --       --       --         --         --
                                         ------   ------   ------  ---------  ---------
   Net change..........................      --       --       --         --         --
   Net balance as of March 31, 2014....      --       --       --         --         --
   Plus reinsurance recoverable........   8,057    7,122    8,499    293,704    317,382
                                         ------   ------   ------  ---------  ---------
Balance as of March 31, 2014...........  $8,057   $7,122   $8,499  $ 293,704  $ 317,382
                                         ======   ======   ======  =========  =========
----------------------------------------------------------------------------------------

Successor
Balance as of April 1, 2014............  $8,057   $7,122   $8,499  $ 552,163  $ 575,841
Less: reinsurance recoverable..........   8,057    7,122    8,499     67,288     90,966
                                         ------   ------   ------  ---------  ---------
   Net balance as of April 1, 2014.....      --       --       --    484,875    484,875
Incurred guarantee benefits............      --       --       --    159,104    159,104
Paid guarantee benefits................      --       --       --   (108,252)  (108,252)
                                         ------   ------   ------  ---------  ---------
   Net change..........................      --       --       --     50,852     50,852
   Net balance as of December 31, 2014.      --       --       --    535,727    535,727
   Plus reinsurance recoverable........   8,358    8,240    6,733     83,733    107,064
                                         ------   ------   ------  ---------  ---------
Balance as of December 31, 2014........  $8,358   $8,240   $6,733  $ 619,460  $ 642,791
                                         ======   ======   ======  =========  =========
Less: reinsurance recoverable..........   8,358    8,240    6,733     83,733    107,064
                                         ------   ------   ------  ---------  ---------
   Net balance as of December 31, 2014.      --       --       --    535,727    535,727
Incurred guarantee benefits............      --       --       --    217,626    217,626
Paid guarantee benefits................      --       --       --   (118,063)  (118,063)
                                         ------   ------   ------  ---------  ---------
   Net change..........................      --       --       --     99,563     99,563
   Net balance as of December 31, 2015.      --       --       --    635,290    635,290
   Plus reinsurance recoverable........   8,844    5,663    7,814    100,317    122,638
                                         ------   ------   ------  ---------  ---------
Balance as of December 31, 2015........  $8,844   $5,663   $7,814  $ 735,607  $ 757,928
                                         ======   ======   ======  =========  =========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


11.Value of Business Acquired -- Successor

   The following reflects the changes to the VOBA asset:

                                                               For the Period from
                                               For the Year       April 1, 2014
                                                   Ended       Through December 31,
($ in thousands)                             December 31, 2015         2014
----------------                             ----------------- --------------------
Balance at beginning of period..............     $231,521            $290,795
Business acquired...........................           --                  --
Amortized to expense during the year/(1)/...      (40,880)            (38,987)
Adjustment for unrealized investment losses
  during the year...........................       57,061             (20,287)
                                                 --------            --------
Balance at end of year......................     $247,702            $231,521
                                                 ========            ========

(1)Amount is included in Operating and Acquisition Expenses on the Consolidated Statements of Operations and Other Comprehensive Income (Loss)

   The following table provides estimated percentage of the VOBA balance to be amortized for the years indicated:

                                                VOBA
                                            Amortization
                                            ------------
                       2016................      14%
                       2017................      12%
                       2018................      10%
                       2019................       8%
                       2020 and thereafter.      56%

12.Commitments and Contingencies

Regulation and Compliance

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

   The Company is currently being examined by certain states for compliance with unclaimed property laws. It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company's practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2015, the Company accrued $6.7 million for guaranty fund assessments which is expected to be offset by estimated future premium tax deductions of $11.1 million.

Litigation

   The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the consolidated financial position or results of operations.

   In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

   The Company had the following restricted assets:

    . Certain bonds were on deposit with governmental authorities as required by law with market values of $8.4 million and $8.9 million at December 31, 2015 and December 31, 2014, respectively.

    . Derivative cash collateral received was reported as cash equivalents of $0.8 million and $6.4 million at December 31, 2015 and December 31, 2014, respectively.

    . Funds pledged on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaling $18.4 million at December 31, 2015.

13.Regulatory Capital and Dividends

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments at amortized cost. Statutory accounting practices do not give recognition to purchase accounting adjustments.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   Statutory net income was $74 million and $226 million for the years ended December 31, 2015 and December 31, 2014, respectively. Statutory capital and surplus was $555 million and $719 million as of December 31, 2015 and December 31, 2014, respectively.

DividendLimitations

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Department of Insurance is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as, the timing and amount of dividends paid in the preceding twelve months. In connection with the Acquisition, prior approval of the Nebraska Director of Insurance is required for the Company for any dividend or distribution for five years subsequent to the Acquisition. The Company paid dividends of $187.0 million and $33.2 million during the year ended
December 31, 2015 and the period from April 1, 2014 through December 31, 2014, respectively.

Other

   Without the prior approval of the Nebraska Director of Insurance, the Company may not:

1. Acquire or enter into an agreement or understanding to acquire control of any insurer, assumptively acquire policies, or bulk reinsure business during the period of three years after the Acquisition.

2. Provide or propose to provide directly or indirectly any loans, advances, guarantees, pledges, or other financial assistance (excluding policy loans or investment portfolio transactions) during the period of three years after the Acquisition.

3. Engage in any material transaction during the period of three years after the Acquisition. "Material transaction" shall mean any transfer or encumbrance of assets that, together with all other transfers or encumbrances made within the preceding twelve months, exceeds in value the greater of five percent of Lincoln Benefit's surplus as of the December 31st of the last preceding, or the net gain from operations of Lincoln Benefit for the twelve-month period ending the December 31st of the last preceding. For the purposes of this clause, "Material Transaction" shall exclude:
   (i) investment portfolio transactions; (ii) settlement of balances due to policyholders, agents or third party reinsurers under existing reinsurance agreements or; (iii) settlement of ordinary course payables including but not limited to taxes, third party administrators, suppliers or other ordinary course creditors, and intercompany payables arising under any approved intercompany services agreement

   Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital ("RBC") requirements adopted by state insurance regulators. A company's "authorized control level RBC" is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements.

14.Leases

   In December 2014, the Company entered into a lease agreement, effective February 2015, to lease office space under a non-cancellable operating lease agreement that expires in January 31, 2026. For the year ended December 31, 2015, the Company made payments of $0.1 million pursuant to this operating lease. For the period from April 1, 2014 through December 31, 2014, the Company made no payments pursuant to this operating lease.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


   The minimum aggregate rental commitments as of December 31, 2015 were as follows:

                            ($ in thousands)
                            ----------------
                               2015.......... $  194
                               2016..........    207
                               2017..........    212
                               2018..........    217
                               2019..........    222
                            All future years.  1,489
                                              ------
                            Aggregate total.. $2,541
                                              ======

15.Related Parties

Successor

   On April 1, 2014, the Company entered into a management services agreement with Resolution. Under this agreement, Resolution and Lincoln Benefit provide services to each other including but not limited to compliance, legal, risk management, accounting and reporting, treasury, tax and other management related services. Services are provided at cost. Resolution provided $13.9 million and $21.1 million in services to Lincoln Benefit for the year ended December 31, 2015 and for the period from April 1, 2014 through December 31, 2014, respectively.

   Effective April 1, 2014, the Company entered into a Fee Letter (the "Fee Letter") with Lanis LLC ("Lanis") pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. The total expense related to this risk spread for the year ended December 31, 2015 and the period from April 1, 2014 through December 31, 2014 was approximately $6.7 million and $4.3 million, respectively.

   The Company reported the following receivables/ (payables) to affiliates as of December 31, 2015 and December 31, 2014 ($ in thousands):

                            December 31, 2015 December 31, 2014
                            ----------------- -----------------
                Resolution.      $(2,623)          $(4,509)
                Lanis......      $(1,742)          $(1,564)

   Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

   The Company's stock is pledged as collateral on Resolution's term loan agreement with a syndicate of lenders ("Term Loan"). The maturity date of the loan is June 15, 2018. The Term Loan was funded on April 1, 2014.

   On April 1, 2014, the Company and RLI entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten Business Days of such payment by the Company, RLI shall reimburse the Company in cash in an amount equal to such payment by the Company.

Predecessor

   All intercompany balances were settled prior to the Acquisition.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Notes to Consolidated Financial Statements


Business operations

   Prior to April 1, 2014, the Company used services performed by its affiliates, Allstate Insurance Company ("AIC"), ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shared the services of employees with AIC. The Company reimbursed its affiliates for the operating expenses incurred on behalf of the Company. The Company was charged for the cost of these operating expenses based on the level of services provided. Operating expenses allocated to the Company were $50.1 million and $249.7 million in the period from January 1, 2014 through March 31, 2014, for the years ended December 31, 2013, respectively. Of these costs, the Company retained investment related expenses on the invested assets that were not transferred under the reinsurance agreements. All other costs were ceded to ALIC under the reinsurance agreements.

Broker-Dealer agreements

   Prior to April 1, 2014, the Company had a service agreement with Allstate Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promoted and marketed products sold by the Company. In return for these services, the Company recorded expense of $12 thousand and $71 thousand in the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

   Prior to April 1, 2014, the Company received distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $2.2 million and $7.7 million in the period from January 1, 2014 through March 31, 2014 and for the year ended December 31, 2013, respectively, that were ceded to ALIC under the terms of the reinsurance agreements.

  Reinsurance

   The following table summarizes amounts that were ceded to ALIC under reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income:

                                                              Period from January 1, 2014
($ in thousands)                                                through March 31, 2014       2013
----------------                                              --------------------------- ----------
Premiums and contract charges................................          $244,797           $  962,576
Interest credited to contractholder funds, contract benefits
  and expenses...............................................           336,122            1,505,010

   In September 2012, the Company entered into a coinsurance reinsurance agreement with LB Re to cede certain interest-sensitive life insurance policies to LB Re.

Income taxes

   Prior to April 1, 2014, the Company was a party to a federal income tax allocation agreement with The Allstate Corporation (see Note 7).

Intercompany loan agreement

   Prior to April 1, 2014, the Company had an intercompany loan agreement with The Allstate Corporation.

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Schedule I Summary of Investments Other Than Investments in Related Parties December 31, 2015


                                                                                      Amount at which
                                                                                       shown in the
                                                                Amortized              Consolidated
($ in thousands)                                                  Cost     Fair Value  Balance Sheet
----------------                                               ----------- ---------- ---------------
Type of Investment
Fixed maturities:
   Bonds:
       United States government, government agencies and
         authorities.......................................... $   163,096 $  168,578   $  168,578
       States, municipalities and political subdivisions......     712,948    720,757      720,757
       Foreign governments....................................      72,042     61,643       61,643
       All other corporate bonds..............................   6,060,561  5,738,675    5,738,675
   Residential mortgage-backed securities.....................     209,728    212,799      212,799
   Commercial mortgage-backed securities......................     513,316    506,699      506,699
   Asset-backed securities....................................     542,503    536,791      536,791
                                                               ----------- ----------   ----------
       Total fixed maturities................................. $ 8,274,194 $7,945,942   $7,945,942
Other securities:
   Mortgage loans............................................. $ 1,509,132 $            $1,509,132
   Derivatives................................................      26,128     17,735       17,735
   Other long-term assets.....................................         677                     677
   Policy loans...............................................     186,827                 186,827
   Short-term investments.....................................     184,820                 184,820
                                                               ----------- ----------   ----------
       Total other securities................................. $ 1,907,584 $   17,735   $1,899,191
                                                               ----------- ----------   ----------
       Total investments...................................... $10,181,778 $7,963,677   $9,845,133
                                                               =========== ==========   ==========

Lincoln Benefit Life Company
(A Wholly-Owned Subsidiary of Resolution Life, Inc.)
Schedule IV -- Reinsurance


                                                                  Assumed               Percentage of
                                                  Ceded to Other from Other                 Amount
($ in thousands)                     Gross Amount   Companies    Companies  Net Amount  Assumed to Net
----------------                     ------------ -------------- ---------- ----------- --------------
Successor
Year Ended December 31, 2015
Life insurance in force............. $390,226,197  $384,704,438  $4,601,282 $10,123,041      45.5%
                                     ============  ============  ========== ===========
Premiums and contract charges:
   Life and annuities............... $  1,405,005  $ (1,056,276) $    5,939 $   354,668       1.7%
   Accident and health insurance....       58,467       (50,362)         --       8,105       0.0%
                                     ------------  ------------  ---------- -----------
                                     $  1,463,472  $ (1,106,638) $    5,939 $   362,773       1.6%
                                     ============  ============  ========== ===========
Period from April 1, 2014 through
  December 31, 2014
Life insurance in force............. $395,385,878  $388,790,881  $5,106,566 $11,701,563      43.6%
                                     ============  ============  ========== ===========
Premiums and contract charges:
   Life and annuities............... $    869,472  $   (669,382) $    5,258 $   205,348       2.6%
   Accident and health insurance....       51,972       (33,451)         --      18,521       0.0%
                                     ------------  ------------  ---------- -----------
                                     $    921,444  $   (702,833) $    5,258 $   223,869       2.4%
                                     ============  ============  ========== ===========

------------------------------------------------------------------------------------------------------

Predecessor
Period from January 1, 2014 through
  March 31, 2014
Premiums and contract charges:
   Life and annuities............... $    313,410  $   (314,991) $    1,581 $        --       0.0%
   Accident and health insurance....       18,489       (18,489)         --          --       0.0%
                                     ------------  ------------  ---------- -----------
                                     $    331,899  $   (333,480) $    1,581 $        --       0.0%
                                     ============  ============  ========== ===========
Year ended December 31, 2013
Life insurance in force............. $389,941,404  $395,421,202  $5,479,798 $        --       0.0%
                                     ============  ============  ========== ===========
Premiums and contract charges:
   Life and annuities............... $  1,250,623  $ (1,257,453) $    6,830 $        --       0.0%
   Accident and health insurance....       80,974       (80,974)         --          --       0.0%
                                     ------------  ------------  ---------- -----------
                                     $  1,331,597  $ (1,338,427) $    6,830 $        --       0.0%
                                     ============  ============  ========== ===========

   No reinsurance or coinsurance income was netted against premiums ceded in the year ended December 31, 2015, the period from April 1, 2014 through December 31, 2014, the period from January 1, 2014 to March 31, 2014, or the year ended December 31, 2013.

                --------------------------------------------------------------
                LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                FINANCIAL STATEMENTS AS OF DECEMBER 31, 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of Lincoln Benefit Life Variable Life Account and Board of Directors of Lincoln Benefit Life Company:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Lincoln Benefit Life Variable Life Account (the "Account") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the unaffiliated mutual fund managers, provides a reasonable basis for our opinion. The financial statements of the sub-accounts of the Account, including the financial highlights which appear in the footnotes, for the periods ended December 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated March 28, 2014 expressed an unqualified opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 15, 2016

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Deutsche
                                                                                                                     Investments
                                                                                                                      Variable
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein  Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS               VPS
                             Growth         International     International         Small           Small/Mid          Deutsche
                           and Income           Growth            Value          Cap Growth         Cap Value      Equity 500 Index
                             Class A           Class A           Class A           Class A           Class A          VIP Class A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         492,500 $         307,499 $         173,820 $         475,041 $         296,511 $       3,041,042
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         492,500 $         307,499 $         173,820 $         475,041 $         296,511 $       3,041,042
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         492,500 $         307,499 $         173,820 $         475,041 $         296,511 $       3,041,042
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         492,500 $         307,499 $         173,820 $         475,041 $         296,511 $       3,041,042
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   16,351            16,514            12,856            27,443            17,149           156,755
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         372,530 $         289,561 $         176,531 $         521,657 $         328,949 $       2,170,203
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT
  VALUE (1)
    Lowest              $           16.54 $            8.88 $            7.42 $           20.06 $           17.60 $           31.05
                        ================= ================= ================= ================= ================= =================
    Highest             $           16.54 $            8.88 $            7.42 $           20.06 $           17.60 $           31.05
                        ================= ================= ================= ================= ================= =================

(1) The high and low accumulation unit value ("AUV") are reported at the same amount when there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Deutsche
                           Investments         Deutsche          Deutsche         Deutsche          Deutsche           Deutsche
                             Variable          Variable          Variable         Variable          Variable           Variable
                         Insurance Trust       Series I          Series I         Series I          Series I          Series II
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                      Deutsche
                             Deutsche          Deutsche          Deutsche          Deutsche          Deutsche       Global Income
                         Small Cap Index         Bond          Core Equity     Global Small Cap   International      Builder VIP
                           VIP Class A       VIP Class A       VIP Class A       VIP Class A       VIP Class A         Class A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       1,072,227 $       5,206,075 $       2,086,510 $       4,148,843 $       1,499,341 $       3,662,037
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       1,072,227 $       5,206,075 $       2,086,510 $       4,148,843 $       1,499,341 $       3,662,037
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       1,072,227 $       5,206,075 $       2,086,510 $       4,148,843 $       1,499,341 $       3,662,037
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       1,072,227 $       5,206,075 $       2,086,510 $       4,148,843 $       1,499,341 $       3,662,037
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   70,634           948,283           156,998           315,022           209,698           159,705
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         948,411 $       5,702,759 $       1,397,869 $       4,328,181 $       1,945,119 $       3,571,801
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           35.96 $           18.17 $           22.59 $           38.34 $           12.59 $           15.21
                        ================= ================= ================= ================= ================= =================
    Highest             $           35.96 $           20.40 $           22.59 $           38.34 $           12.59 $           16.38
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Fidelity          Fidelity           Fidelity
                            Federated         Federated         Federated         Variable          Variable           Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                             Series            Series            Series         Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Federated                           Federated
                          Fund for U.S.       Federated          Managed
                           Government        High Income       Volatility         VIP Asset                          VIP Emerging
                          Securities II      Bond Fund II        Fund II           Manager       VIP Contrafund        Markets
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       6,308,261 $       7,303,703 $       2,709,233 $       8,837,877 $      71,391,423 $         465,014
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       6,308,261 $       7,303,703 $       2,709,233 $       8,837,877 $      71,391,423 $         465,014
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       6,308,261 $       7,303,703 $       2,709,233 $       8,837,877 $      71,391,423 $         465,014
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       6,308,261 $       7,303,703 $       2,709,233 $       8,837,877 $      71,391,423 $         465,014
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  579,803         1,148,381           291,629           560,779         2,104,700            57,127
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       6,530,932 $       7,757,536 $       2,777,691 $       8,264,608 $      56,427,893 $         504,732
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           20.59 $           25.18 $           18.36 $           23.00 $           16.17 $            9.79
                        ================= ================= ================= ================= ================= =================
    Highest             $           23.17 $           33.83 $           27.10 $           31.14 $           51.08 $            9.79
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity         Fidelity          Fidelity          Fidelity
                             Variable          Variable          Variable         Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance        Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                   VIP              VIP                                  VIP
                               VIP                                Growth            High                              Index 500-
                          Equity-Income       VIP Growth         & Income          Income         VIP Index 500     Service Class
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $      33,785,270 $      44,988,221 $         550,885 $         395,234 $      55,469,064 $       3,171,565
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $      33,785,270 $      44,988,221 $         550,885 $         395,234 $      55,469,064 $       3,171,565
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $      33,785,270 $      44,988,221 $         550,885 $         395,234 $      55,469,064 $       3,171,565
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $      33,785,270 $      44,988,221 $         550,885 $         395,234 $      55,469,064 $       3,171,565
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                1,651,284           684,232            29,178            79,845           268,706            15,409
                        ================= ================= ================= ================= ================= =================
Cost of investments     $      36,168,435 $      25,361,945 $         471,168 $         454,843 $      37,807,721 $       2,510,731
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           13.98 $           17.06 $           15.46 $           14.89 $           22.33 $           16.97
                        ================= ================= ================= ================= ================= =================
    Highest             $           46.02 $           49.43 $           15.46 $           14.89 $           25.58 $           16.97
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity          Fidelity         Fidelity
                             Variable          Variable          Variable          Variable          Variable         Variable
                            Insurance          Insurance        Insurance         Insurance         Insurance         Insurance
                          Products Fund      Products Fund    Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account        Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 VIP                                                   VIP                VIP
                          VIP Investment         Mid               VIP                                 Real              Value
                            Grade Bond           Cap           Money Market      VIP Overseas         Estate          Strategies
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       5,913,088 $       1,753,608 $      24,438,794 $      15,039,393 $       1,244,779 $         166,141
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       5,913,088 $       1,753,608 $      24,438,794 $      15,039,393 $       1,244,779 $         166,141
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       5,913,088 $       1,753,608 $      24,438,794 $      15,039,393 $       1,244,779 $         166,141
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       5,913,088 $       1,753,608 $      24,438,794 $      15,039,393 $       1,244,779 $         166,141
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  478,018            53,709        24,438,794           788,228            63,477            11,426
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       6,090,373 $       1,746,297 $      24,438,795 $      13,933,879 $       1,118,455 $         136,670
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.06 $           16.78 $           10.31 $           20.53 $           16.92 $           16.17
                        ================= ================= ================= ================= ================= =================
    Highest             $           17.10 $           16.78 $           15.89 $           24.84 $           16.92 $           16.17
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             Franklin Mutual                         Franklin         Franklin
                          Franklin High        Franklin          Global        Franklin Mutual        Small           Small-Mid
                           Income VIP         Income VIP      Discovery VIP       Shares VIP      Cap Value VIP     Cap Growth VIP
                          Fund Class 1       Fund Class 1     Fund Class 1       Fund Class 1      Fund Class 1      Fund Class 1
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         247,974 $         410,168 $         670,596 $         306,615 $         675,546 $         433,103
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         247,974 $         410,168 $         670,596 $         306,615 $         675,546 $         433,103
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         247,974 $         410,168 $         670,596 $         306,615 $         675,546 $         433,103
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         247,974 $         410,168 $         670,596 $         306,615 $         675,546 $         433,103
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   44,045            28,017            33,783            15,740            37,282            22,687
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         293,398 $         433,408 $         719,734 $         291,038 $         698,052 $         514,281
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.69 $           13.87 $           15.03 $           13.98 $           16.02 $           17.33
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.69 $           13.87 $           15.03 $           13.98 $           16.02 $           17.33
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton
                           Investments       Investments       Investments        Ibbotson          Ibbotson           Ibbotson
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                             Franklin          Franklin         Templeton         Aggressive         Balanced        Conservative
                             Strategic     U.S. Government        Global            Growth             ETF               ETF
                            Income VIP      Securities VIP       Bond VIP         ETF Asset           Asset             Asset
                           Fund Class 1      Fund Class 1      Fund Class 1       Allocation        Allocation        Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         291,032 $         283,916 $         880,097 $       5,243,895 $      10,601,130 $         777,121
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         291,032 $         283,916 $         880,097 $       5,243,895 $      10,601,130 $         777,121
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         291,032 $         283,916 $         880,097 $       5,243,895 $      10,601,130 $         777,121
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         291,032 $         283,916 $         880,097 $       5,243,895 $      10,601,130 $         777,121
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   27,586            22,285            53,862           471,150           996,347            72,493
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         337,094 $         295,657 $       1,004,604 $       4,813,728 $      10,365,774 $         814,726
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.41 $           12.70 $           15.79 $           12.73 $           13.06 $           12.36
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.41 $           12.70 $           15.79 $           19.72 $           17.22 $           13.37
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Ibbotson          Ibbotson       Invesco Funds     Invesco Funds     Invesco Funds     Invesco Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                              Growth          Income and
                                ETF             Growth         Invesco V.I.      Invesco V.I.                        Invesco V.I.
                               Asset           ETF Asset         American          American        Invesco V.I.       Government
                            Allocation        Allocation        Franchise           Value          Core Equity        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $      12,267,312 $       1,835,154 $       1,877,548 $       9,449,828 $         625,387 $       1,077,609
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $      12,267,312 $       1,835,154 $       1,877,548 $       9,449,828 $         625,387 $       1,077,609
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $      12,267,312 $       1,835,154 $       1,877,548 $       9,449,828 $         625,387 $       1,077,609
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $      12,267,312 $       1,835,154 $       1,877,548 $       9,449,828 $         625,387 $       1,077,609
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                1,148,625           181,339            32,767           602,283            18,481            93,542
                        ================= ================= ================= ================= ================= =================
Cost of investments     $      11,352,146 $       1,907,694 $       1,284,471 $       8,974,176 $         533,113 $       1,109,309
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           13.02 $           12.70 $           15.56 $           16.42 $           17.37 $           11.14
                        ================= ================= ================= ================= ================= =================
    Highest             $           18.94 $           15.11 $           15.56 $           26.46 $           17.37 $           11.14
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Invesco Funds     Invesco Funds
                          Invesco Funds     Invesco Funds     Invesco Funds     Invesco Funds       (Class II)        (Class II)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Invesco V.I.
                              Growth                           Invesco V.I.      Invesco V.I.      Invesco V.I.      Invesco V.I.
                            and Income       Invesco V.I.        Mid Cap            Value           Growth and         Mid Cap
                         Fund - Series I      High Yield       Core Equity       Opportunity          Income            Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       4,640,655 $         366,545 $       2,048,381 $       5,199,262 $       4,903,539 $       3,719,112
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       4,640,655 $         366,545 $       2,048,381 $       5,199,262 $       4,903,539 $       3,719,112
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       4,640,655 $         366,545 $       2,048,381 $       5,199,262 $       4,903,539 $       3,719,112
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       4,640,655 $         366,545 $       2,048,381 $       5,199,262 $       4,903,539 $       3,719,112
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  236,768            72,440           169,008           664,867           250,564           697,770
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       4,653,271 $         389,435 $       2,102,808 $       5,223,431 $       4,973,826 $       2,917,047
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           15.84 $           11.90 $           20.43 $           13.66 $           21.33 $           22.62
                        ================= ================= ================= ================= ================= =================
    Highest             $           31.18 $           11.90 $           20.43 $           14.82 $           23.47 $           24.54
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen
                              Series            Series            Series            Series            Series            Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                 Flexible           Forty             Global            Global
                             Balanced         Enterprise           Bond           Portfolio          Research         Technology
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $      32,347,196 $      37,747,783 $       7,116,259 $       5,204,682 $      25,435,356 $         421,830
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $      32,347,196 $      37,747,783 $       7,116,259 $       5,204,682 $      25,435,356 $         421,830
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $      32,347,196 $      37,747,783 $       7,116,259 $       5,204,682 $      25,435,356 $         421,830
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $      32,347,196 $      37,747,783 $       7,116,259 $       5,204,682 $      25,435,356 $         421,830
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                1,075,372           658,430           609,791           143,104           632,091            55,286
                        ================= ================= ================= ================= ================= =================
Cost of investments     $      28,140,801 $      24,940,334 $       7,408,724 $       5,104,278 $      17,644,195 $         370,410
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           17.22 $           18.14 $           15.33 $           15.78 $           18.90 $           19.97
                        ================= ================= ================= ================= ================= =================
    Highest             $           62.66 $           65.31 $           35.20 $           31.45 $           38.06 $           19.97
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Janus Aspen       Janus Aspen       Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen          Series            Series            Series
                              Series            Series            Series       (Service Shares)  (Service Shares)  (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 Mid                                                  Global           Mid Cap
                              Janus              Cap                               Balanced          Research           Value
                            Portfolio           Value            Overseas      (Service Shares)  (Service Shares)  (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $      30,108,823 $         395,570 $         787,560 $       6,280,388 $         854,806 $       3,634,001
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $      30,108,823 $         395,570 $         787,560 $       6,280,388 $         854,806 $       3,634,001
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $      30,108,823 $         395,570 $         787,560 $       6,280,388 $         854,806 $       3,634,001
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $      30,108,823 $         395,570 $         787,560 $       6,280,388 $         854,806 $       3,634,001
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  976,291            24,403            27,346           198,684            21,624           229,419
                        ================= ================= ================= ================= ================= =================
Cost of investments     $      24,410,982 $         404,133 $       1,039,875 $       5,651,780 $         616,629 $       3,600,215
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           24.47 $           15.77 $            7.49 $           28.25 $           23.14 $           24.22
                        ================= ================= ================= ================= ================= =================
    Highest             $           45.18 $           15.77 $            7.49 $           28.25 $           23.14 $           24.22
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Legg Mason        Legg Mason
                                                                Partners          Partners
                            Janus Aspen         Lazard          Variable          Variable        MFS Variable       MFS Variable
                              Series          Retirement      Portfolios I,     Portfolios I,       Insurance         Insurance
                         (Service Shares)    Series, Inc.          Inc.             Inc.              Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                 Legg Mason      Legg Mason
                                               Emerging         ClearBridge     Western Asset                            MFS
                             Overseas           Markets       Variable Large   Variable Global        MFS            High Yield
                         (Service Shares)       Equity      Cap Value Class I  High Yield Bond       Growth           Portfolio
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       4,428,598 $       1,147,332 $       2,951,959 $       1,939,903 $       7,730,573 $         961,690
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       4,428,598 $       1,147,332 $       2,951,959 $       1,939,903 $       7,730,573 $         961,690
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       4,428,598 $       1,147,332 $       2,951,959 $       1,939,903 $       7,730,573 $         961,690
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       4,428,598 $       1,147,332 $       2,951,959 $       1,939,903 $       7,730,573 $         961,690
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  159,073            73,078           165,376           297,075           192,446           177,107
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       6,640,741 $       1,456,655 $       2,908,311 $       2,353,346 $       4,413,478 $       1,093,072
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $            7.04 $           41.52 $           20.53 $           18.67 $           28.93 $           10.24
                        ================= ================= ================= ================= ================= =================
    Highest             $            7.39 $           41.52 $           22.28 $           18.67 $           28.93 $           10.24
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                           MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                              Trust             Trust             Trust             Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                               MFS Mass
                                           Investors Growth
                          MFS Investors      Stock Series         MFS New                           MFS Total
                              Trust        - Initial Class      Discovery        MFS Research         Return        MFS Utilities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       5,004,777 $         961,714 $       8,508,281 $       3,264,382 $      11,669,784 $       2,527,554
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       5,004,777 $         961,714 $       8,508,281 $       3,264,382 $      11,669,784 $       2,527,554
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       5,004,777 $         961,714 $       8,508,281 $       3,264,382 $      11,669,784 $       2,527,554
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       5,004,777 $         961,714 $       8,508,281 $       3,264,382 $      11,669,784 $       2,527,554
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  188,291            58,713           549,276           122,353           516,362            98,887
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       3,798,338 $       1,035,740 $       8,188,232 $       2,327,361 $      10,217,707 $       2,695,182
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           23.40 $            9.86 $           41.41 $           25.22 $           27.70 $           47.42
                        ================= ================= ================= ================= ================= =================
    Highest             $           23.40 $            9.86 $           41.41 $           25.22 $           27.70 $           47.42
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                            MFS Variable
                           MFS Variable       Insurance        Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance           Trust            Variable         Variable          Variable           Variable
                              Trust        (Service Class)    Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                               MFS New                                             Oppenheimer
                                              Discovery        Oppenheimer       Oppenheimer        Discovery
                                               Series          Conservative         Core             MidCap          Oppenheimer
                            MFS Value      (Service Class)     Balance Fund         Bond             Growth         Equity Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $       1,979,945 $         651,156 $         295,967 $         146,977 $       1,952,336 $         318,177
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $       1,979,945 $         651,156 $         295,967 $         146,977 $       1,952,336 $         318,177
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       1,979,945 $         651,156 $         295,967 $         146,977 $       1,952,336 $         318,177
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $       1,979,945 $         651,156 $         295,967 $         146,977 $       1,952,336 $         318,177
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  107,664            45,063            20,468            19,063            25,404            32,734
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       1,564,741 $         729,377 $         259,282 $         148,759 $       1,310,352 $         322,057
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           25.11 $           21.83 $           11.20 $            9.61 $           20.17 $           16.09
                        ================= ================= ================= ================= ================= =================
    Highest             $           25.11 $           21.83 $           11.20 $            9.61 $           20.17 $           16.09
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Oppenheimer       Oppenheimer
                           Oppenheimer      Oppenheimer        Oppenheimer     Variable Account  Variable Account
                            Variable          Variable          Variable        Funds (Service    Funds (Service   Panorama Series
                          Account Funds    Account Funds      Account Funds     Shares ("SS"))    Shares ("SS"))      Fund, Inc.
                           Sub-Account      Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                            Oppenheimer        Oppenheimer                         Oppenheimer       Oppenheimer
                           Oppenheimer         Global          Main Street       Oppenheimer       Main Street      International
                             Global       Strategic Income      Small Cap        Global (SS)      Small Cap (SS)        Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         946,777 $         280,108 $       9,700,453 $       9,110,354 $       5,194,772 $       1,561,161
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total assets       $         946,777 $         280,108 $       9,700,453 $       9,110,354 $       5,194,772 $       1,561,161
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         946,777 $         280,108 $       9,700,453 $       9,110,354 $       5,194,772 $       1,561,161
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total net assets   $         946,777 $         280,108 $       9,700,453 $       9,110,354 $       5,194,772 $       1,561,161
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   24,915            57,399           454,993           242,361           246,783           709,618
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         840,998 $         310,067 $       8,631,805 $       7,566,139 $       5,127,287 $       1,415,260
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
     Lowest             $           15.22 $           13.06 $           18.84 $           23.84 $           27.12 $           13.05
                        ================= ================= ================= ================= ================= =================
     Highest            $           15.22 $           13.06 $           41.22 $           23.84 $           29.84 $           42.99
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                         Panorama Series
                           Fund, Inc.
                         (Service Class     PIMCO Variable    PIMCO Variable    PIMCO Variable    PIMCO Variable   Putnam Variable
                             ("SC"))       Insurance Trust    Insurance Trust  Insurance Trust   Insurance Trust        Trust
                           Sub-Account       Sub-Account        Sub-Account      Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Oppenheimer                                                                                    VT
                          International                                             PIMCO             PIMCO         International
                           Growth (SC)       Foreign Bond      Money Market      Real Return       Total Return       Value Fund
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $       1,917,640 $       3,372,860 $       2,522,181 $       3,275,944 $      14,402,162 $       2,485,597
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total assets       $       1,917,640 $       3,372,860 $       2,522,181 $       3,275,944 $      14,402,162 $       2,485,597
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       1,917,640 $       3,372,860 $       2,522,181 $       3,275,944 $      14,402,162 $       2,485,597
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total net assets   $       1,917,640 $       3,372,860 $       2,522,181 $       3,275,944 $      14,402,162 $       2,485,597
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  837,398           320,006         2,522,181           274,597         1,361,263           260,000
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       1,703,053 $       3,317,496 $       2,522,181 $       3,578,962 $      14,820,115 $       2,971,202
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
     Lowest             $           22.68 $           18.90 $           11.74 $           16.23 $           18.59 $           16.15
                        ================= ================= ================= ================= ================= =================
     Highest            $           22.68 $           20.80 $           11.74 $           16.23 $           20.46 $           17.78
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                T. Rowe Price     T. Rowe Price     T. Rowe Price
                          Putnam Variable  Putnam Variable         Rydex            Equity            Equity            Equity
                         Trust (Class IA)  Trust (Class IA)   Variable Trust     Series, Inc.      Series, Inc.      Series, Inc.
                            Sub-Account      Sub-Account        Sub-Account      Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                Guggenheim
                                           VT International    VT U.S. Long     T. Rowe Price
                           VT High Yield      Value Fund          Short           Blue Chip       T. Rowe Price     T. Rowe Price
                            (Class IA)        (Class IA)        Equity Fund         Growth        Equity Income     Mid-Cap Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $         893,998 $         997,880 $         786,027 $       4,536,724 $      22,929,445 $      11,675,195
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total assets       $         893,998 $         997,880 $         786,027 $       4,536,724 $      22,929,445 $      11,675,195
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         893,998 $         997,880 $         786,027 $       4,536,724 $      22,929,445 $      11,675,195
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total net assets   $         893,998 $         997,880 $         786,027 $       4,536,724 $      22,929,445 $      11,675,195
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  148,505           103,193            51,475           197,163           855,257           454,288
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       1,009,043 $       1,128,919 $         668,048 $       2,183,961 $      18,286,199 $      10,018,546
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
     Lowest             $           25.57 $           24.13 $           23.56 $           27.93 $           28.72 $           58.77
                        ================= ================= ================= ================= ================= =================
     Highest            $           25.57 $           24.13 $           23.56 $           27.93 $           28.72 $           58.77
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                           T. Rowe Price       T. Rowe
                              Equity        International      The Alger         The Alger          The Alger         The Alger
                           Series, Inc.      Series, Inc.     Portfolios         Portfolios         Portfolios        Portfolios
                            Sub-Account      Sub-Account      Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                   Alger              Alger             Alger
                           T. Rowe Price    T. Rowe Price        Alger            Capital           Income and        Large Cap
                            New America     International      Balanced         Appreciation          Growth            Growth
                              Growth            Stock          Class I-2         Class I-2          Class I-2         Class I-2
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $       2,959,062 $       3,523,571 $         224,068 $      21,764,521 $       5,355,645 $      12,134,235
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total assets       $       2,959,062 $       3,523,571 $         224,068 $      21,764,521 $       5,355,645 $      12,134,235
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $       2,959,062 $       3,523,571 $         224,068 $      21,764,521 $       5,355,645 $      12,134,235
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total net assets   $       2,959,062 $       3,523,571 $         224,068 $      21,764,521 $       5,355,645 $      12,134,235
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  121,223           240,189            15,571           322,820           329,578           227,830
                        ================= ================= ================= ================= ================= =================
Cost of investments     $       2,664,577 $       3,351,665 $         199,138 $      17,044,980 $       3,579,895 $      10,086,148
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
     Lowest             $           27.91 $           18.03 $           13.79 $           20.28 $           26.54 $           16.28
                        ================= ================= ================= ================= ================= =================
     Highest            $           27.91 $           18.03 $           13.79 $           46.29 $           26.54 $           24.46
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Van Eck
                                                              The Universal     The Universal     The Universal       Worldwide
                             The Alger        The Alger       Institutional     Institutional     Institutional       Insurance
                            Portfolios        Portfolios       Funds, Inc.       Funds, Inc.       Funds, Inc.          Trust
                            Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               Alger            Alger        Morgan Stanley     Morgan Stanley    Morgan Stanley       Van Eck
                              MidCap           SmallCap       UIF Emerging           UIF               UIF            Worldwide
                              Growth            Growth           Markets            Growth       U.S. Real Estate      Emerging
                             Class I-2        Class I-2          Class I           Class I           Class I           Markets
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $      23,869,473 $       6,086,773 $         302,478 $       2,830,434 $       6,454,909 $       4,104,047
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total assets       $      23,869,473 $       6,086,773 $         302,478 $       2,830,434 $       6,454,909 $       4,104,047
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $      23,869,473 $       6,086,773 $         302,478 $       2,830,434 $       6,454,909 $       4,104,047
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     Total net assets   $      23,869,473 $       6,086,773 $         302,478 $       2,830,434 $       6,454,909 $       4,104,047
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                1,223,448           297,351            24,413            94,568           318,289           390,862
                        ================= ================= ================= ================= ================= =================
Cost of investments     $      18,946,930 $       7,568,808 $         329,738 $       2,123,245 $       5,020,867 $       5,063,614
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
     Lowest             $           13.40 $           23.28 $            7.71 $           20.94 $           44.10 $           28.43
                        ================= ================= ================= ================= ================= =================
     Highest            $           34.10 $           23.28 $            7.71 $           32.45 $           44.10 $           28.43
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Van Eck
                            Worldwide
                            Insurance         Wells Fargo        Wells Fargo
                              Trust          Variable Trust     Variable Trust
                           Sub-Account        Sub-Account        Sub-Account
                        -----------------  -----------------  -----------------
                             Van Eck         Wells Fargo VT     Wells Fargo VT
                            Worldwide          Advantage          Advantage
                           Hard Assets         Discovery         Opportunity
                        -----------------  -----------------  -----------------
ASSETS
Investments, at fair
   value                $       2,337,167  $       5,620,979  $       6,851,667
                        -----------------  -----------------  -----------------
     Total assets       $       2,337,167  $       5,620,979  $       6,851,667
                        =================  =================  =================
NET ASSETS
Accumulation units      $       2,337,167  $       5,620,979  $       6,851,667
                        -----------------  -----------------  -----------------
     Total net assets   $       2,337,167  $       5,620,979  $       6,851,667
                        =================  =================  =================
FUND SHARE INFORMATION
Number of shares                  138,458            216,275            273,520
                        =================  =================  =================
Cost of investments     $       3,996,611  $       4,520,333  $       5,620,970
                        =================  =================  =================
ACCUMULATION UNIT VALUE
     Lowest             $           19.54  $           28.91  $           22.29
                        =================  =================  =================
     Highest            $           19.54  $           28.91  $           22.29
                        =================  =================  =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Deutsche
                                                                                                                     Investments
                                                                                                                       Variable
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein  Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ------------------ -----------------
                              VPS               VPS               VPS               VPS                VPS
                             Growth        International     International         Small            Small/Mid          Deutsche
                           and Income          Growth            Value           Cap Growth         Cap Value      Equity 500 Index
                            Class A           Class A           Class A           Class A            Class A         VIP Class A
                        ----------------- ----------------- ----------------- ----------------- ------------------ -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           6,901 $             981 $           4,456 $               - $           2,282 $          50,298
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 6,901               981             4,456                 -             2,282            50,298
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            19,500            13,226             8,212            26,047            47,120           200,081
    Cost of investments
      sold                         14,746            11,570             7,746            24,757            40,843           137,823
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                        4,754             1,656               466             1,290             6,277            62,258
Realized gain
  distributions                         -                 -                 -            78,261            46,383           140,102
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      4,754             1,656               466            79,551            52,660           202,360
Change in unrealized
  gains (losses)                   (3,993)           (8,119)           (1,374)          (87,380)          (70,867)         (218,394)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                     761            (6,463)             (908)           (7,829)          (18,207)          (16,034)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           7,662 $          (5,482)$           3,548 $          (7,829)$         (15,925)$          34,264
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Deutsche
                           Investments        Deutsche          Deutsche          Deutsche          Deutsche          Deutsche
                            Variable          Variable          Variable          Variable          Variable          Variable
                         Insurance Trust      Series I          Series I          Series I          Series I         Series II
                           Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                      Deutsche
                            Deutsche          Deutsche          Deutsche          Deutsche          Deutsche       Global Income
                         Small Cap Index        Bond          Core Equity     Global Small Cap   International        Builder
                           VIP Class A      VIP Class A       VIP Class A       VIP Class A       VIP Class A        VIP Class A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          11,463 $         161,182 $          17,417 $          44,197 $          68,756 $         118,453
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -         (7,620.78)                -                 -                 -            (2,410)
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                11,463           153,561            17,417            44,197            68,756           116,043
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            51,756           541,434           227,003           619,709           236,133           239,930
    Cost of investments
      sold                         41,409           582,563           149,992           609,902           280,488           230,561
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       10,347           (41,129)           77,011             9,807           (44,355)            9,369
Realized gain
  distributions                    82,554                 -             4,719           481,351                 -           100,075
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                     92,901           (41,129)           81,730           491,158           (44,355)          109,444
Change in unrealized
  gains (losses)                 (156,945)         (133,757)            8,676          (467,973)         (109,776)         (285,581)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 (64,044)         (174,886)           90,406            23,185          (154,131)         (176,137)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         (52,581)$         (21,325)$         107,823 $          67,382 $         (85,375)$         (60,094)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Fidelity          Fidelity          Fidelity
                            Federated         Federated         Federated          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                              Series            Series            Series        Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Federated                           Federated
                          Fund for U.S.       Federated          Managed
                            Government       High Income        Volatility        VIP Asset                          VIP Emerging
                          Securities II      Bond Fund II         Fund II          Manager        VIP Contrafund       Markets
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         175,966 $         487,100 $         156,264 $         145,333 $         765,876 $           2,843
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                 (9,102)          (17,316)           (9,778)          (32,871)         (131,953)                -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               166,864           469,784           146,486           112,462           633,923             2,843
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           887,717         1,414,356         1,000,657           797,337         6,167,883            43,887
    Cost of investments
      sold                        911,785         1,434,016           998,002           710,617         4,639,117            42,335
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      (24,068)          (19,660)            2,655            86,720         1,528,766             1,552
Realized gain
  distributions                         -                 -            16,759           634,028         6,643,524                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    (24,068)          (19,660)           19,414           720,748         8,172,290             1,552
Change in unrealized
  gains (losses)                 (117,589)         (643,163)         (451,686)         (842,570)       (8,377,349)          (51,340)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (141,657)         (662,823)         (432,272)         (121,822)         (205,059)          (49,788)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          25,207 $        (193,039)$        (285,786)$          (9,360)$         428,864 $         (46,945)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                             Variable          Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                   VIP               VIP                                 VIP
                               VIP                                Growth             High                            Index 500 -
                          Equity-Income       VIP Growth         & Income           Income        VIP Index 500     Service Class
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $       1,135,762 $         117,197 $          11,975 $          26,917 $       1,132,768 $          59,923
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk               (104,625)         (121,141)                -                 -           (38,067)                -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)             1,031,137            (3,944)           11,975            26,917         1,094,701            59,923
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales         3,422,264         3,851,922            58,233            37,209         5,963,079           417,070
    Cost of investments
      sold                      3,385,829         2,195,673            45,865            38,478         4,015,346           316,925
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       36,435         1,656,249            12,368            (1,269)        1,947,733           100,145
Realized gain
  distributions                 3,400,531         1,401,597            24,351                 -            37,629             1,887
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                  3,436,966         3,057,846            36,719            (1,269)        1,985,362           102,032
Change in unrealized
  gains (losses)               (5,982,380)            8,067           (61,743)          (41,118)       (2,337,968)         (125,877)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments              (2,545,414)        3,065,913           (25,024)          (42,387)         (352,606)          (23,845)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $      (1,514,277)$       3,061,969 $         (13,049)$         (15,470)$         742,095 $          36,078
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Fidelity          Fidelity          Fidelity          Fidelity         Fidelity           Fidelity
                             Variable          Variable          Variable          Variable         Variable           Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                      VIP                VIP
                          VIP Investment         VIP               VIP                                Real              Value
                            Grade Bond         Mid Cap         Money Market      VIP Overseas        Estate           Strategies
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         157,083 $           9,073 $           6,538 $         210,666 $          23,524 $           2,021
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -           (26,384)          (24,820)                -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               157,083             9,073           (19,846)          185,846            23,524             2,021
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           499,403           102,390         3,703,266         1,382,699            59,062           121,806
    Cost of investments
      sold                        496,388            94,816         3,703,266         1,230,728            50,751            93,088
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                        3,015             7,574                 -           151,971             8,311            28,718
Realized gain
  distributions                     4,762           193,374                 -            15,547            25,697               185
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      7,777           200,948                 -           167,518            34,008            28,903
Change in unrealized
  gains (losses)                 (199,914)         (237,266)                1           190,474           (17,811)          (35,410)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (192,137)          (36,318)                1           357,992            16,197            (6,507)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         (35,054)$         (27,245)$         (19,845)$         543,838 $          39,721 $          (4,486)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin           Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             Franklin Mutual                        Franklin          Franklin
                          Franklin High        Franklin           Global       Franklin Mutual        Small           Small-Mid
                           Income VIP         Income VIP      Discovery VIP       Shares VIP      Cap Value VIP     Cap Growth VIP
                          Fund Class 1       Fund Class 1      Fund Class 1      Fund Class 1      Fund Class 1      Fund Class 1
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          17,473 $          18,529 $          19,466 $           9,851 $           6,109 $               -
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                17,473            18,529            19,466             9,851             6,109                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            14,239            30,679            58,766            27,198            62,835            80,955
    Cost of investments
      sold                         15,239            30,191            53,961            22,044            57,984            89,651
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       (1,000)              488             4,805             5,154             4,851            (8,696)
Realized gain
  distributions                         -                 -            35,899            19,837            96,916            99,595
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                     (1,000)              488            40,704            24,991           101,767            90,899
Change in unrealized
  gains (losses)                  (40,793)          (47,644)          (82,265)          (48,820)         (158,023)         (108,240)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 (41,793)          (47,156)          (41,561)          (23,829)          (56,256)          (17,341)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         (24,320)$         (28,627)$         (22,095)$         (13,978)$         (50,147)$         (17,341)
                        ================= ================- ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton
                           Investments       Investments       Investments         Ibbotson           Ibbotson          Ibbotson
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ------------------ ----------------- -----------------
                             Franklin          Franklin         Templeton         Aggressive          Balanced        Conservative
                            Strategic      U.S. Government        Global            Growth              ETF               ETF
                            Income VIP      Securities VIP       Bond VIP          ETF Asset           Asset             Asset
                           Fund Class 1      Fund Class 1      Fund Class 1       Allocation         Allocation        Allocation
                        ----------------- ----------------- ----------------- ------------------ ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          17,327 $           7,430 $          65,213 $          77,495 $         183,813 $          11,018
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -              (591)           (6,060)             (214)
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                17,327             7,430            65,213            76,904           177,753            10,804
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            26,412            33,676            43,644           327,789         1,140,107           103,270
    Cost of investments
      sold                         28,224            34,712            46,376           276,017         1,033,939           103,468
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       (1,812)           (1,036)           (2,732)           51,772           106,168              (198)
Realized gain
  distributions                     4,445                 -             4,105            78,065           291,166            18,644
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      2,633            (1,036)            1,373           129,837           397,334            18,446
Change in unrealized
  gains (losses)                  (30,500)           (4,448)         (102,702)         (352,391)         (796,135)          (37,762)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 (27,867)           (5,484)         (101,329)         (222,554)         (398,801)          (19,316)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         (10,540)$           1,946 $         (36,116)$        (145,650)$        (221,048)$          (8,512)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Ibbotson           Ibbotson       Invesco Funds     Invesco Funds     Invesco Funds     Invesco Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                             Growth           Income and
                               ETF              Growth         Invesco V.I.      Invesco V.I.                        Invesco V.I.
                              Asset           ETF Asset          American          American        Invesco V.I.       Government
                           Allocation         Allocation        Franchise           Value          Core Equity        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         189,241 $          34,916 $               - $          32,357 $           7,439 $          22,982
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                 (1,297)             (505)                -           (14,675)                -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               187,944            34,411                 -            17,682             7,439            22,982
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           834,244           234,325           161,209           977,269            41,356           118,437
    Cost of investments
      sold                        707,447           224,054           110,757           742,787            29,393           119,596
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      126,797            10,271            50,452           234,482            11,963            (1,159)
Realized gain
  distributions                   181,088            72,530             9,995         1,271,923            68,033                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    307,885            82,801            60,447         1,506,405            79,996            (1,159)
Change in unrealized
  gains (losses)                 (772,993)         (145,624)           31,565        (2,476,357)         (125,624)          (18,104)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (465,108)          (62,823)           92,012          (969,952)          (45,628)          (19,263)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $        (277,164)$         (28,412)$          92,012 $        (952,270)$         (38,189)$           3,719
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Invesco Funds     Invesco Funds
                          Invesco Funds     Invesco Funds     Invesco Funds     Invesco Funds       (Class II)        (Class II)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                          Invesco V.I.
                             Growth                            Invesco V.I.      Invesco V.I.      Invesco V.I.      Invesco V.I.
                           and Income        Invesco V.I.        Mid Cap            Value           Growth and         Mid Cap
                         Fund - Series I      High Yield       Core Equity       Opportunity          Income            Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         142,321 $          20,804 $           7,527 $         153,150 $         133,527 $               -
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -            (2,567)          (12,707)           (5,559)
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               142,321            20,804             7,527           150,583           120,820            (5,559)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           348,444            32,414           176,689           345,195           722,015           465,825
    Cost of investments
      sold                        296,614            31,358           156,767           291,877           587,071           321,683
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       51,830             1,056            19,922            53,318           134,944           144,142
Realized gain
  distributions                   739,596                 -           202,143           429,887           781,310           298,527
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    791,426             1,056           222,065           483,205           916,254           442,669
Change in unrealized
  gains (losses)               (1,081,130)          (33,873)         (314,165)       (1,244,157)       (1,214,601)         (396,462)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (289,704)          (32,817)          (92,100)         (760,952)         (298,347)           46,207
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $        (147,383)$         (12,013)$         (84,573)$        (610,369)$        (177,527)$          40,648
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE  LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                            Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen
                              Series             Series            Series            Series            Series            Series
                            Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  Flexible           Forty             Global            Global
                             Balanced          Enterprise           Bond           Portfolio          Research         Technology
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         627,730 $         344,382 $         173,184 $          62,774 $         179,698 $           3,125
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                (90,553)         (115,750)          (10,873)           (3,263)          (91,773)                -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               537,177           228,632           162,311            59,511            87,925             3,125
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales         2,991,908         3,660,966         1,105,060           778,886         2,207,392            32,918
    Cost of investments
      sold                      2,513,134         2,207,914         1,124,512           729,844         1,436,183            26,625
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                     478,774         1,453,052           (19,452)           49,042           771,209             6,293
Realized gain
  distributions                 1,045,230         4,115,026            35,345           982,725                 -            51,467
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                  1,524,004         5,568,078            15,893         1,031,767           771,209            57,760
Change in unrealized
  gains (losses)               (1,931,047)       (4,314,385)         (169,018)         (504,029)       (1,486,226)          (43,708)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (407,043)        1,253,693          (153,125)          527,738          (715,017)           14,052
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         130,134 $       1,482,325 $           9,186 $         587,249 $        (627,092)$          17,177
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Janus Aspen       Janus Aspen       Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen         Series            Series            Series
                             Series            Series            Series       (Service Shares)  (Service Shares)  (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 Mid                                                 Global            Mid Cap
                              Janus              Cap                              Balanced          Research            Value
                            Portfolio           Value           Overseas      (Service Shares)  (Service Shares)  (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         198,643 $           4,774 $           4,831 $         105,979 $           4,935 $          40,283
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk               (103,694)                -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                94,949             4,774             4,831           105,979             4,935            40,283
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales         3,182,822            35,317           106,806           633,246            83,642           427,901
    Cost of investments
      sold                      2,304,664            32,907           130,432           549,653            56,681           386,548
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      878,158             2,410           (23,626)           83,593            26,961            41,353
Realized gain
  distributions                 5,705,319            37,024            22,167           191,843                 -           380,696
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                  6,583,477            39,434            (1,459)          275,436            26,961           422,049
Change in unrealized
  gains (losses)               (5,109,646)          (58,033)          (72,859)         (351,871)          (52,850)         (600,750)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments               1,473,831           (18,599)          (74,318)          (76,435)          (25,889)         (178,701)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $       1,568,780 $         (13,825)$         (69,487)$          29,544 $         (20,954)$        (138,418)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Legg Mason        Legg Mason
                           Janus Aspen         Lazard           Partners          Partners        MFS Variable      MFS Variable
                             Series          Retirement         Variable          Variable          Insurance         Insurance
                        (Service Shares)    Series, Inc.    Portfolios I, Inc.Portfolios I, Inc.      Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                               Legg Mason
                                                               ClearBridge       Legg Mason
                                              Emerging          Variable        Western Asset                            MFS
                            Overseas           Markets          Large Cap      Variable Global         MFS           High Yield
                        (Service Shares)       Equity         Value Class I    High Yield Bond       Growth           Portfolio
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          24,972 $          14,956 $          45,127 $         127,681 $          12,175 $          72,171
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                 (3,805)                -            (3,396)                -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                21,167            14,956            41,731           127,681            12,175            72,171
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           791,431           205,429           400,391           198,381         1,287,505            74,528
    Cost of investments
      sold                      1,087,760           220,253           360,728           213,548           693,470            76,757
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                     (296,329)          (14,824)           39,663           (15,167)          594,035            (2,229)
Realized gain
  distributions                   145,709             3,728           123,391                 -           423,688                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                   (150,620)          (11,096)          163,054           (15,167)        1,017,723            (2,229)
Change in unrealized
  gains (losses)                 (292,790)         (294,225)         (294,763)         (231,480)         (432,826)         (112,011)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (443,410)         (305,321)         (131,709)         (246,647)          584,897          (114,240)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $        (422,243)$        (290,365)$         (89,978)$        (118,966)$         597,072 $         (42,069)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                              Trust             Trust             Trust             Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                 MFS Mass
                                                             Investors Growth
                          MFS Investors                        Stock Series
                             Growth         MFS Investors       - Initial          MFS New                            MFS Total
                            Stock (*)           Trust           Class (*)         Discovery       MFS Research         Return
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           8,065 $          48,000 $           4,845 $               - $          25,206 $         318,254
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 8,065            48,000             4,845                 -            25,206           318,254
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           999,469           819,300            34,190         1,164,004           348,118         1,009,218
    Cost of investments
      sold                        769,967           535,498            35,701         1,019,560           231,794           837,678
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      229,502           283,802            (1,511)          144,444           116,324           171,540
Realized gain
  distributions                    84,848           564,490            56,899           283,441           260,053           452,731
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Net realized gains
      (losses)                    314,350           848,292            55,388           427,885           376,377           624,271
Change in unrealized
  gains (losses)                 (309,283)         (874,698)          (74,027)         (546,992)         (372,165)         (985,997)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   5,067           (26,406)          (18,639)         (119,107)            4,212          (361,726)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          13,132 $          21,594 $         (13,794)$        (119,107)$          29,418 $         (43,472)
                        ================= ================= ================= ================= ================= =================

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                              MFS Variable
                          MFS Variable      MFS Variable        Insurance        Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance           Trust           Variable          Variable          Variable
                              Trust             Trust        (Service Class)    Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                 MFS New                                             Oppenheimer
                                                                Discovery        Oppenheimer       Oppenheimer        Discovery
                                                                 Series         Conservative          Core             MidCap
                          MFS Utilities       MFS Value      (Service Class)   Balance Fund (*)       Bond             Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $         121,868 $          47,600 $               - $           5,803 $           5,477 $               -
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -            (5,356)                -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)               121,868            47,600            (5,356)            5,803             5,477                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           358,907           197,439           314,215            13,044            12,011           146,351
    Cost of investments
      sold                        308,644           143,008           337,142            11,009            11,947            87,514
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       50,263            54,431           (22,927)            2,035                64            58,837
Realized gain
  distributions                   201,261           119,456            27,762                 -                 -           165,885
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    251,524           173,887             4,835             2,035                64           224,722
Change in unrealized
  gains (losses)                 (804,274)         (236,059)          (32,499)           (5,986)           (4,413)         (108,680)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                (552,750)          (62,172)          (27,664)           (3,951)           (4,349)          116,042
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $        (430,882)$         (14,572)$         (33,020)$           1,852 $           1,128 $         116,042
                        ================= ================= ================= ================= ================= =================

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Oppenheimer       Oppenheimer
                           Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer    Variable Account  Variable Account
                            Variable          Variable          Variable          Variable       Funds (Service    Funds (Service
                          Account Funds     Account Funds     Account Funds     Account Funds    Shares ("SS"))    Shares ("SS"))
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                               Oppenheimer       Oppenheimer                         Oppenheimer
                           Oppenheimer       Oppenheimer         Global          Main Street       Oppenheimer       Main Street
                          Equity Income        Global       Strategic Income      Small Cap        Global (SS)     Small Cap (SS)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          10,023 $          11,485 $          15,422 $          92,298 $         102,135 $          35,957
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -           (10,901)
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                10,023            11,485            15,422            92,298           102,135            25,056
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            15,133            33,225            14,543           883,003           858,295           557,635
    Cost of investments
      sold                         12,434            26,426            15,192           663,519           655,545           472,520
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                        2,699             6,799              (649)          219,484           202,750            85,115
Realized gain
  distributions                    25,451            57,256                 -         1,523,429           629,187           832,844
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                     28,150            64,055              (649)        1,742,913           831,937           917,959
Change in unrealized
  gains (losses)                  (69,734)          (47,134)          (21,471)       (2,428,075)         (565,546)       (1,295,813)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 (41,584)           16,921           (22,120)         (685,162)          266,391          (377,854)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS            $         (31,561)$          28,406 $          (6,698)$        (592,864)$         368,526 $        (352,798)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                           Panorama Series
                                              Fund, Inc.
                         Panorama Series   (Service Class    PIMCO Variable    PIMCO Variable    PIMCO Variable    PIMCO Variable
                           Fund, Inc.          ("SC"))       Insurance Trust   Insurance Trust   Insurance Trust   Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Oppenheimer       Oppenheimer
                          International     International                                             PIMCO            PIMCO
                             Growth          Growth (SC)      Foreign Bond      Money Market       Real Return      Total Return
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          19,218 $          19,476 $         108,752 $             272 $         140,701 $         739,892
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -           (14,436)           (5,674)                -                 -           (17,128)
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                19,218             5,040           103,078               272           140,701           722,764
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           377,390           367,926           932,310           321,290           271,466         1,740,184
    Cost of investments
      sold                        318,765           310,232           886,729           321,290           276,960         1,695,785
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                       58,625            57,694            45,581                 -            (5,494)           44,399
Realized gain
  distributions                   117,299           147,088            17,131               302                 -           155,227
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    175,924           204,782            62,712               302            (5,494)          199,626
Change in unrealized
  gains (losses)                 (132,380)         (172,370)         (159,295)                -          (226,148)         (864,402)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                  43,544            32,412           (96,583)              302          (231,642)         (664,776)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          62,762 $          37,452 $           6,495 $             574 $         (90,941)$          57,988
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  T. Rowe Price     T. Rowe Price
                         Putnam Variable   Putnam Variable   Putnam Variable        Rydex            Equity            Equity
                              Trust       Trust (Class IA)  Trust (Class IA)   Variable Trust     Series, Inc.      Series, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VT                           VT International     Guggenheim       T. Rowe Price
                          International     VT High Yield      Value Fund     VT U.S. Long Short    Blue Chip       T. Rowe Price
                           Value Fund        (Class IA)        (Class IA)        Equity Fund         Growth         Equity Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          36,581 $          68,550 $          17,333 $               - $               - $         449,600
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                 (4,157)                -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                32,424            68,550            17,333                 -                 -           449,600
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           485,291            60,836           122,078            50,343           457,490         2,474,111
    Cost of investments
      sold                        538,978            63,437           129,327            41,692           222,303         1,791,485
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      (53,687)           (2,601)           (7,249)            8,651           235,187           682,626
Realized gain
  distributions                         -                 -                 -                 -                 -           517,078
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    (53,687)           (2,601)           (7,249)            8,651           235,187         1,199,704
Change in unrealized
  gains (losses)                  (18,084)         (114,043)          (23,865)              674           232,314        (3,372,952)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 (71,771)         (116,644)          (31,114)            9,325           467,501        (2,173,248)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         (39,347)$         (48,094)$         (13,781)$           9,325 $         467,501 $      (1,723,648)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     T. Rowe Price     T. Rowe Price
                             Equity            Equity         International       The Alger         The Alger         The Alger
                          Series, Inc.      Series, Inc.      Series, Inc.       Portfolios        Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                      Alger             Alger
                                             T. Rowe Price     T. Rowe Price         Alger           Capital          Income and
                          T. Rowe Price      New America      International        Balanced        Appreciation         Growth
                         Mid-Cap Growth        Growth             Stock            Class I-2         Class I-2         Class I-2
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               - $               - $          35,185 $           4,564 $          18,147 $          94,118
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                     -                 -            35,185             4,564            18,147            94,118
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales         1,005,077           391,350           485,150            17,425         1,716,728           554,220
    Cost of investments
      sold                        732,943           321,628           429,036            14,591         1,155,592           359,577
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      272,134            69,722            56,114             2,834           561,136           194,643
Realized gain
  distributions                 1,564,432           289,460            70,369                 -         2,405,970                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                  1,836,566           359,182           126,483             2,834         2,967,106           194,643
Change in unrealized
  gains (losses)               (1,064,152)         (117,109)         (205,900)           (4,549)       (1,661,442)         (226,900)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 772,414           242,073           (79,417)           (1,715)        1,305,664           (32,257)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         772,414 $         242,073 $         (44,232)$           2,849 $       1,323,811 $          61,861
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

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
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                The Universal     The Universal     The Universal
                            The Alger         The Alger         The Alger       Institutional     Institutional     Institutional
                           Portfolios        Portfolios        Portfolios        Funds, Inc.       Funds, Inc.       Funds, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                              Alger             Alger             Alger        Morgan Stanley    Morgan Stanley    Morgan Stanley
                            Large Cap          MidCap           SmallCap        UIF Emerging           UIF               UIF
                             Growth            Growth            Growth            Markets           Growth       U.S. Real Estate
                            Class I-2         Class I-2         Class I-2          Class I           Class I           Class I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               - $               - $               - $           2,516 $               - $          89,192
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -            (5,340)                -
    Administrative
      Expense                           -                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                     -                 -                 -             2,516            (5,340)           89,192
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           977,573         2,115,914           606,992            50,611           448,265           830,058
    Cost of investments
      sold                        681,387         1,575,132           545,927            47,580           336,649           654,052
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses)on fund
      shares                      296,186           540,782            61,065             3,031           111,616           176,006
Realized gain
  distributions                 1,344,761                 -         1,774,434                 -           383,602                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                  1,640,947           540,782         1,835,499             3,031           495,218           176,006
Change in unrealized
  gains (losses)               (1,402,222)         (855,305)       (2,038,781)          (39,540)         (175,790)         (135,506)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                 238,725          (314,523)         (203,282)          (36,509)          319,428            40,500
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS          $         238,725 $        (314,523)$        (203,282)$         (33,993)$         314,088 $         129,692
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------------

                             Van Eck           Van Eck           Van Eck
                            Worldwide         Worldwide         Worldwide
                            Insurance         Insurance         Insurance        Wells Fargo       Wells Fargo
                              Trust             Trust             Trust        Variable Trust    Variable Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- -----------------
                             Van Eck                             Van Eck
                            Worldwide          Van Eck          Worldwide      Wells Fargo VT    Wells Fargo VT
                            Emerging          Worldwide       Multi-Manager       Advantage         Advantage
                             Markets         Hard Assets    Alternatives (*)      Discovery        Opportunity
                        ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $          24,976 $             899 $               - $               - $           9,439
Charges from Lincoln
  Benefit Life Company:
    Mortality and
      expense risk                      -                 -                 -                 -                 -
    Administrative
      Expense                           -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                24,976               899                 -                 -             9,439
                        ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales           491,949           237,830           275,977           580,219           752,258
    Cost of investments
      sold                        523,467           291,437           284,299           398,456           538,950
                        ----------------- ----------------- ----------------- ----------------- -----------------
    Realized gains
      (losses) on fund
      shares                      (31,518)          (53,607)           (8,322)          181,763           213,308
Realized gain
  distributions                   246,451                 -            10,469           908,223           755,650
                        ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                    214,933           (53,607)            2,147         1,089,986           968,958
Change in unrealized
    gains (losses)               (899,337)       (1,039,742)           (2,993)       (1,159,773)       (1,183,676)
                        ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized
      gains (losses) on
      investments                (684,404)       (1,093,349)             (846)          (69,787)         (214,718)
                        ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $        (659,428)$      (1,092,450)$            (846)$         (69,787)$        (205,279)
                        ================= ================= ================= ================= =================

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                AllianceBernstein             AllianceBernstein             AllianceBernstein
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                     VPS
                                                       VPS                      International                      VPS
                                                 Growth and Income                 Growth                     International
                                                     Class A                       Class A                       Class A
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      6,901   $      5,835   $        981   $          -   $      4,456   $      5,654
Net realized gains (losses)                       4,754          6,533          1,656          1,793            466            955
Change in unrealized gains (losses)              (3,993)        26,136         (8,119)        (5,862)        (1,374)       (16,237)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                      7,662         38,504         (5,482)        (4,069)         3,548         (9,628)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         88,640         85,783         93,125         88,921         44,570         44,899
Benefit payments                                      -              -              -           (790)             -              -
Payments on termination                          (6,374)       (13,618)       (13,177)        (7,197)        (4,158)        (3,394)
Loans - net                                        (777)        (6,203)        (1,050)        (2,336)           333         (4,704)
Policy maintenance charge                       (48,350)       (41,637)       (38,417)       (34,160)       (23,139)       (20,003)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (2,622)        31,434         10,409          5,323           (277)         4,105
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            30,517         55,759         50,890         49,761         17,329         20,903
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                38,179         94,263         45,408         45,692         20,877         11,275
NET ASSETS AT BEGINNING OF PERIOD               454,321        360,058        262,091        216,399        152,943        141,668
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    492,500   $    454,321   $    307,499   $    262,091   $    173,820   $    152,943
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       27,933         24,250         28,948         23,616         21,154         18,377
      Units issued                                3,045          5,326          7,064          6,605          3,336          3,903
      Units redeemed                             (1,204)        (1,643)        (1,403)        (1,273)        (1,055)        (1,126)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             29,774         27,933         34,609         28,948         23,435         21,154
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Deutsche Investments
                                                AllianceBernstein             AllianceBernstein          Variable Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                       VPS                           VPS
                                                 Small Cap Growth            Small/Mid Cap Value        Deutsche Equity 500 Index
                                                     Class A                       Class A                     VIP Class A
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -   $          -   $      2,282   $      1,834   $     50,298   $     55,598
Net realized gains (losses)                      79,551         41,908         52,660         32,805        202,360        207,025
Change in unrealized gains (losses)             (87,380)       (49,201)       (70,867)       (12,082)      (218,394)       118,171
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     (7,829)        (7,293)       (15,925)        22,557         34,264        380,794
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        160,379        144,962         93,290         79,575        234,973        253,713
Benefit payments                                      -              -              -              -         (6,201)        (7,802)
Payments on termination                         (17,059)       (17,156)       (17,809)        (5,947)      (125,610)      (279,006)
Loans - net                                      (4,795)        (8,334)        (1,410)        (6,905)       (29,510)       (29,346)
Policy maintenance charge                       (69,832)       (57,771)       (39,799)       (32,909)      (152,621)      (156,212)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (2,315)        12,790        (10,742)         5,812        (36,681)        (1,216)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            66,378         74,491         23,530         39,626       (115,650)      (219,869)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                58,549         67,198          7,605         62,183        (81,386)       160,925
NET ASSETS AT BEGINNING OF PERIOD               416,492        349,294        288,906        226,723      3,122,428      2,961,503
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    475,041   $    416,492   $    296,511   $    288,906   $  3,041,042   $  3,122,428
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       20,503         16,883         15,516         13,296        101,709        109,385
      Units issued                                4,406          5,407          3,777          2,966          2,718          3,807
      Units redeemed                             (1,228)        (1,787)        (2,444)          (746)        (6,477)       (11,483)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             23,681         20,503         16,849         15,516         97,950        101,709
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               Deutsche Investments               Deutsche                      Deutsche
                                             Variable Insurance Trust         Variable Series I             Variable Series I
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                             Deutsche Small Cap Index           Deutsche Bond             Deutsche Core Equity
                                                   VIP Class A                   VIP Class A                   VIP Class A
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     11,463   $     10,442   $    153,561   $    182,562   $     17,417   $     20,919
Net realized gains (losses)                      92,901         93,288        (41,129)       (68,495)        81,730         72,509
Change in unrealized gains (losses)            (156,945)       (51,455)      (133,757)       231,541          8,676        126,997
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (52,581)        52,275        (21,325)       345,608        107,823        220,425
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         91,597         96,707        529,206        557,164        119,075        129,266
Benefit payments                                 (7,919)             -        (22,805)       (11,537)        (1,950)       (23,719)
Payments on termination                         (26,848)      (134,883)      (432,655)      (324,711)       (85,858)       (73,706)
Loans - net                                      (3,792)           676        (11,651)       (36,165)       (15,431)       (10,502)
Policy maintenance charge                       (48,421)       (50,918)      (393,190)      (401,457)      (121,456)      (115,624)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (2,500)        41,585         27,196        121,415          4,835        (14,536)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                             2,117        (46,833)      (303,899)       (95,291)      (100,785)      (108,821)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               (50,464)         5,442       (325,224)       250,317          7,038        111,604
NET ASSETS AT BEGINNING OF PERIOD             1,122,691      1,117,249      5,531,299      5,280,982      2,079,472      1,967,868
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  1,072,227   $  1,122,691   $  5,206,075   $  5,531,299   $  2,086,510   $  2,079,472
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       29,788         31,050        296,398        301,282         96,887        102,529
      Units issued                                1,416          2,705         12,336         49,766          5,596          7,186
      Units redeemed                             (1,385)        (3,967)       (27,982)       (54,650)       (10,115)       (12,828)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             29,819         29,788        280,752        296,398         92,368         96,887
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Deutsche                      Deutsche                      Deutsche
                                                Variable Series I             Variable Series I             Variable Series II
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                            Deutsche Global Small Cap       Deutsche International        Deutsche Global Income
                                                   VIP Class A                   VIP Class A               Builder VIP Class A
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     44,197   $     44,467   $     68,756   $     32,933   $    116,043   $    112,142
Net realized gains (losses)                     491,158        721,231        (44,355)       (11,343)       109,444        415,598
Change in unrealized gains (losses)            (467,973)      (961,751)      (109,776)      (248,558)      (285,581)      (387,871)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     67,382       (196,053)       (85,375)      (226,968)       (60,094)       139,869
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        285,420        300,054        126,392        135,451        274,515        280,744
Benefit payments                                      -         (4,932)          (239)          (106)        (3,512)       (21,935)
Payments on termination                        (391,388)      (775,088)      (112,477)       (83,877)      (181,285)      (204,690)
Loans - net                                     (34,680)       (37,897)        (5,237)       (22,009)       (16,814)         4,396
Policy maintenance charge                      (234,916)      (254,791)       (88,702)       (97,153)      (238,911)      (256,627)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (109,612)       (16,420)       (37,745)        32,427        179,256         47,699
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (485,176)      (789,074)      (118,008)       (35,267)        13,249       (150,413)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (417,794)      (985,127)      (203,383)      (262,235)       (46,845)       (10,544)
NET ASSETS AT BEGINNING OF PERIOD             4,566,637      5,551,764      1,702,724      1,964,959      3,708,882      3,719,426
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  4,148,843   $  4,566,637   $  1,499,341   $  1,702,724   $  3,662,037   $  3,708,882
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      120,484        140,428        127,870        130,203        224,225        233,387
      Units issued                                3,397          4,181          8,617          7,091         15,403          8,145
      Units redeemed                            (15,676)       (24,125)       (17,361)        (9,424)       (14,566)       (17,307)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            108,205        120,484        119,126        127,870        225,062        224,225
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Federated                     Federated                     Federated
                                                 Insurance Series              Insurance Series              Insurance Series
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                    Federated
                                             Fund for U.S. Government             Federated                     Federated
                                                  Securities II            High Income Bond Fund II     Managed Volatility Fund II
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    166,864   $    169,196   $    469,784   $    486,057   $    146,486   $     93,924
Net realized gains (losses)                     (24,068)       (21,824)       (19,660)        65,848         19,414        278,362
Change in unrealized gains (losses)            (117,589)       116,771       (643,163)      (319,136)      (451,686)      (245,581)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     25,207        264,143       (193,039)       232,769       (285,786)       126,705
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        544,096        611,937        443,858        449,941        187,701        187,496
Benefit payments                                (63,942)       (37,884)       (74,099)       (11,164)       (74,705)       (17,868)
Payments on termination                        (324,927)      (470,007)      (492,809)      (769,227)      (197,853)      (236,219)
Loans - net                                       2,323        (35,041)      (232,860)       (34,197)       (10,365)        (9,769)
Policy maintenance charge                      (580,071)      (537,161)      (498,271)      (499,375)      (227,548)      (209,205)
Transfers among the sub-accounts and with
  the Fixed Account - net                         2,572        873,825       (239,183)       483,616       (496,155)       847,632
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (419,949)       405,669     (1,093,364)      (380,406)      (818,925)       562,067
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (394,742)       669,812     (1,286,403)      (147,637)    (1,104,711)       688,772
NET ASSETS AT BEGINNING OF PERIOD             6,703,003      6,033,191      8,590,106      8,737,743      3,813,944      3,125,172
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  6,308,261   $  6,703,003   $  7,303,703   $  8,590,106   $  2,709,233   $  3,813,944
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      319,622        299,617        306,225        315,788        167,467        139,065
      Units issued                               20,474         52,869          9,993         46,246          7,386         46,034
      Units redeemed                            (40,388)       (32,864)       (46,955)       (55,809)       (48,415)       (17,632)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            299,708        319,622        269,263        306,225        126,438        167,467
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity Variable             Fidelity Variable             Fidelity Variable
                                             Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                   Sub-Account                   Sub-Account                    Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                VIP Asset Manager               VIP Contrafund             VIP Emerging Markets
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    112,462   $    107,030   $    633,923   $    569,829   $      2,843   $      1,612
Net realized gains (losses)                     720,748        564,476      8,172,290      3,433,197          1,552            872
Change in unrealized gains (losses)            (842,570)      (167,644)    (8,377,349)     4,165,358        (51,340)         1,881
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     (9,360)       503,862        428,864      8,168,384        (46,945)         4,365
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        625,605        673,634      5,706,782      5,884,428        173,653        154,198
Benefit payments                                (18,115)       (24,788)      (263,393)      (246,654)        (1,274)             -
Payments on termination                        (422,204)      (471,974)    (4,460,924)    (5,053,822)       (45,908)        (9,509)
Loans - net                                     (47,920)       (36,721)      (437,954)      (290,733)            16         (6,873)
Policy maintenance charge                      (549,626)      (566,111)    (4,434,620)    (4,456,243)       (77,626)       (68,532)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (90,143)       (65,609)      (832,091)    (1,432,141)        28,209         18,753
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (502,403)      (491,569)    (4,722,200)    (5,595,165)        77,070         88,037
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (511,763)        12,293     (4,293,336)     2,573,219         30,125         92,402
NET ASSETS AT BEGINNING OF PERIOD             9,349,640      9,337,347     75,684,759     73,111,540        434,889        342,487
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  8,837,877   $  9,349,640   $ 71,391,423   $ 75,684,759   $    465,014   $    434,889
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      351,444        367,711      1,988,529      2,124,818         39,988         31,925
      Units issued                                9,883         10,366         59,506         42,691         11,121          9,616
      Units redeemed                            (27,059)       (26,633)      (152,636)      (178,980)        (3,618)        (1,553)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            334,268        351,444      1,895,399      1,988,529         47,491         39,988
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity Variable             Fidelity Variable             Fidelity Variable
                                             Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                                   VIP
                                                VIP Equity-Income                VIP Growth                  Growth & Income
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $  1,031,137   $    956,093   $     (3,944)  $    (37,743)  $     11,975   $      8,606
Net realized gains (losses)                   3,436,966        834,612      3,057,846      1,645,883         36,719         12,332
Change in unrealized gains (losses)          (5,982,380)     1,223,498          8,067      3,042,810        (61,743)        24,864
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                 (1,514,277)     3,014,203      3,061,969      4,650,950        (13,049)        45,802
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      2,727,210      2,853,192      3,461,938      3,535,042        191,895        171,115
Benefit payments                                (84,882)      (243,045)      (102,954)      (307,647)             -              -
Payments on termination                      (2,300,235)    (2,486,752)    (2,635,617)    (2,878,158)       (36,876)       (31,052)
Loans - net                                    (207,874)      (153,783)      (367,117)      (306,562)        (4,555)       (12,760)
Policy maintenance charge                    (2,277,940)    (2,363,793)    (2,943,058)    (2,978,257)       (94,798)       (85,721)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (613,420)      (178,216)      (619,981)       (24,204)         5,066          7,700
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                        (2,757,141)    (2,572,397)    (3,206,789)    (2,959,786)        60,732         49,282
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (4,271,418)       441,806       (144,820)     1,691,164         47,683         95,084
NET ASSETS AT BEGINNING OF PERIOD            38,056,688     37,614,882     45,133,041     43,441,877        503,202        408,118
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 33,785,270   $ 38,056,688   $ 44,988,221   $ 45,133,041   $    550,885   $    503,202
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                    1,187,388      1,259,138      1,557,526      1,659,652         31,810         28,501
      Units issued                               23,239         30,973         21,182         36,010          7,567          6,101
      Units redeemed                            (98,570)      (102,723)      (119,204)      (138,136)        (3,743)        (2,792)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period          1,112,057      1,187,388      1,459,504      1,557,526         35,634         31,810
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity Variable             Fidelity Variable             Fidelity Variable
                                             Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                       VIP                                                         VIP
                                                   High Income                  VIP Index 500           Index 500 - Service Class
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     26,917   $     21,653   $  1,094,701   $    896,127   $     59,923   $     43,412
Net realized gains (losses)                      (1,269)           767      1,985,362      1,797,395        102,032         72,589
Change in unrealized gains (losses)             (41,118)       (20,482)    (2,337,968)     4,539,356       (125,877)       221,088
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (15,470)         1,938        742,095      7,232,878         36,078        337,089
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        128,319        113,344      4,040,019      4,182,274      1,016,700        872,707
Benefit payments                                   (447)             -       (806,297)      (112,258)        (1,019)             -
Payments on termination                         (21,195)       (14,873)    (4,019,479)    (4,800,882)      (249,871)      (223,309)
Loans - net                                      (6,075)        (1,453)      (350,136)      (228,913)       (64,184)      (140,372)
Policy maintenance charge                       (57,441)       (49,617)    (3,286,239)    (3,453,845)      (513,297)      (437,513)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (150)        29,926       (413,488)    (1,003,888)        30,680        128,360
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            43,011         77,327     (4,835,620)    (5,417,512)       219,009        199,873
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                27,541         79,265     (4,093,525)     1,815,366        255,087        536,962
NET ASSETS AT BEGINNING OF PERIOD               367,693        288,428     59,562,589     57,747,223      2,916,478      2,379,516
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    395,234   $    367,693   $ 55,469,064   $ 59,562,589   $  3,171,565   $  2,916,478
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       23,803         18,887      2,390,373      2,635,808        173,973        161,042
      Units issued                                5,118          6,184         44,043         56,034         37,604         32,533
      Units redeemed                             (2,372)        (1,268)      (236,929)      (301,469)       (24,696)       (19,602)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             26,549         23,803      2,197,487      2,390,373        186,881        173,973
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity Variable             Fidelity Variable             Fidelity Variable
                                             Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                  VIP Investment                     VIP                           VIP
                                                    Grade Bond                     Mid Cap                     Money Market
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    157,083   $    131,482   $      9,073   $      4,144   $    (19,846)  $    (28,730)
Net realized gains (losses)                       7,777            746        200,948         38,295              -              -
Change in unrealized gains (losses)            (199,914)       199,118       (237,266)        48,355              1              -
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (35,054)       331,346        (27,245)        90,794        (19,845)       (28,730)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        837,341        885,994        529,056        491,280      2,662,275      2,795,525
Benefit payments                                (12,958)        (3,907)        (2,839)             -       (422,539)      (111,661)
Payments on termination                        (423,424)      (508,855)      (121,874)       (54,603)    (2,346,794)    (3,669,769)
Loans - net                                     (39,160)       (56,495)       (17,952)       (12,899)      (126,890)      (326,874)
Policy maintenance charge                      (451,080)      (454,825)      (238,106)      (203,894)    (1,999,629)    (2,269,307)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (22,162)       136,609          4,887         23,525      3,706,100      1,899,349
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (111,443)        (1,479)       153,172        243,409      1,472,523     (1,682,737)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (146,497)       329,867        125,927        334,203      1,452,678     (1,711,467)
NET ASSETS AT BEGINNING OF PERIOD             6,059,585      5,729,718      1,627,681      1,293,478     22,986,116     24,697,583
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  5,913,088   $  6,059,585   $  1,753,608   $  1,627,681   $ 24,438,794   $ 22,986,116
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      361,026        360,562         95,681         80,815      1,567,404      1,689,959
      Units issued                               23,734         27,998         14,686         17,610        350,964        518,623
      Units redeemed                            (29,359)       (27,534)        (5,831)        (2,744)      (249,321)      (641,178)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            355,401        361,026        104,536         95,681      1,669,047      1,567,404
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Fidelity Variable             Fidelity Variable             Fidelity Variable
                                             Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                     VIP                           VIP
                                                                                     Real                         Value
                                                   VIP Overseas                     Estate                      Strategies
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    185,846   $    189,053   $     23,524   $     16,295   $      2,021   $      2,528
Net realized gains (losses)                     167,518        217,726         34,008         61,055         28,903          4,870
Change in unrealized gains (losses)             190,474     (1,768,162)       (17,811)       128,734        (35,410)         7,971
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    543,838     (1,361,383)        39,721        206,084         (4,486)        15,369
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      1,330,506      1,427,658        376,996        290,346         70,163         62,707
Benefit payments                                (26,098)       (43,249)          (404)             -              -           (644)
Payments on termination                        (923,456)    (1,268,383)       (42,325)       (25,430)       (51,135)        (7,564)
Loans - net                                    (119,718)      (102,119)       (12,873)        (3,120)        (2,356)        (2,218)
Policy maintenance charge                      (879,609)      (926,490)      (161,196)      (112,725)       (31,697)       (27,325)
Transfers among the sub-accounts and with
  the Fixed Account - net                       122,262        (93,433)        56,983        (49,021)       (61,386)         3,194
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (496,113)    (1,006,016)       217,181        100,050        (76,411)        28,150
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                47,725     (2,367,399)       256,902        306,134        (80,897)        43,519
NET ASSETS AT BEGINNING OF PERIOD            14,991,668     17,359,067        987,877        681,743        247,038        203,519
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 15,039,393   $ 14,991,668   $  1,244,779   $    987,877   $    166,141   $    247,038
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      725,413        769,884         60,536         54,383         14,818         13,037
      Units issued                               39,046         34,570         16,553         15,370          2,667          2,833
      Units redeemed                            (61,534)       (79,041)        (3,540)        (9,217)        (7,213)        (1,052)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            702,925        725,413         73,549         60,536         10,272         14,818
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                      Franklin
                                              Templeton Investments         Templeton Investments         Templeton Investments
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                              Franklin Mutual
                                                  Franklin High                    Franklin                       Global
                                                    Income VIP                    Income VIP                   Discovery VIP
                                                   Fund Class 1                  Fund Class 1                  Fund Class 1
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     17,473   $     11,717   $     18,529   $     18,376   $     19,466   $     12,851
Net realized gains (losses)                      (1,000)         2,158            488          6,611         40,704         41,864
Change in unrealized gains (losses)             (40,793)       (14,708)       (47,644)        (8,674)       (82,265)       (22,841)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (24,320)          (833)       (28,627)        16,313        (22,095)        31,874
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         88,199         72,210        139,876        107,356        210,431        162,500
Benefit payments                                      -              -              -              -              -              -
Payments on termination                         (15,805)       (19,774)       (23,044)       (35,935)       (50,769)       (41,433)
Loans - net                                        (469)        (4,547)        (4,158)            (1)        (1,531)          (151)
Policy maintenance charge                       (31,418)       (28,693)       (65,876)       (57,496)       (87,399)       (71,728)
Transfers among the sub-accounts and with
  the Fixed Account - net                        10,720         11,922          8,057         15,166         23,912         16,225
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            51,227         31,118         54,855         29,090         94,644         65,413
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                26,907         30,285         26,228         45,403         72,549         97,287
NET ASSETS AT BEGINNING OF PERIOD               221,067        190,782        383,940        338,537        598,047        500,760
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    247,974   $    221,067   $    410,168   $    383,940   $    670,596   $    598,047
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       13,717         11,863         25,785         23,855         38,434         34,105
      Units issued                                4,058          4,317          5,881          5,901          9,804          7,322
      Units redeemed                               (889)        (2,463)        (2,098)        (3,971)        (3,629)        (2,993)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             16,886         13,717         29,568         25,785         44,609         38,434
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                      Franklin
                                              Templeton Investments         Templeton Investments         Templeton Investments
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                   Franklin                      Franklin
                                                  Franklin Mutual                   Small                       Small-Mid
                                                    Shares VIP                  Cap Value VIP                 Cap Growth VIP
                                                   Fund Class 1                  Fund Class 1                  Fund Class 1
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      9,851   $      5,845   $      6,109   $      4,934   $          -   $          -
Net realized gains (losses)                      24,991         10,544        101,767         50,352         90,899         66,433
Change in unrealized gains (losses)             (48,820)         3,054       (158,023)       (48,323)      (108,240)       (40,649)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (13,978)        19,443        (50,147)         6,963        (17,341)        25,784
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         75,467         72,087        200,661        184,531        156,574        122,930
Benefit payments                                      -           (607)             -              -              -              -
Payments on termination                         (22,026)        (7,754)       (39,785)       (16,082)       (38,600)       (14,281)
Loans - net                                          (3)            (3)          (599)        (6,579)        (1,453)        (4,085)
Policy maintenance charge                       (33,955)       (31,813)       (96,601)       (84,283)       (65,318)       (51,033)
Transfers among the sub-accounts and with
  the Fixed Account - net                        12,847        (14,051)        (6,244)        23,877         21,630         14,851
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            32,330         17,859         57,432        101,464         72,833         68,382
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                18,352         37,302          7,285        108,427         55,492         94,166
NET ASSETS AT BEGINNING OF PERIOD               288,263        250,961        668,261        559,834        377,611        283,445
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    306,615   $    288,263   $    675,546   $    668,261   $    433,103   $    377,611
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       19,659         18,378         38,715         32,719         21,262         17,201
      Units issued                                4,141          3,686          7,166          7,564          8,240          5,710
      Units redeemed                             (1,860)        (2,405)        (3,715)        (1,568)        (4,505)        (1,649)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             21,940         19,659         42,166         38,715         24,997         21,262
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                      Franklin
                                              Templeton Investments         Templeton Investments         Templeton Investments
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                     Franklin                     Franklin
                                                    Strategic                   U.S. Government                 Templeton
                                                    Income VIP                  Securities VIP                   Global
                                                   Fund Class 1                  Fund Class 1             Bond VIP Fund Class 1
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     17,327   $     14,031   $      7,430   $      7,503   $     65,213   $     38,738
Net realized gains (losses)                       2,633          3,931         (1,036)          (836)         1,373            446
Change in unrealized gains (losses)             (30,500)       (13,911)        (4,448)         2,415       (102,702)       (23,881)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (10,540)         4,051          1,946          9,082        (36,116)        15,303
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        107,600        107,555         48,374         50,487        222,771        219,779
Benefit payments                                      -         (1,000)             -              -         (1,217)             -
Payments on termination                         (22,647)       (12,339)       (21,720)        (7,009)       (35,262)       (43,468)
Loans - net                                        (852)          (130)        (7,158)        (1,587)        (1,199)        (1,519)
Policy maintenance charge                       (40,501)       (37,151)       (28,070)       (25,296)       (90,417)       (84,375)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (3,934)        (8,842)        15,153         15,048         18,320         15,236
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            39,666         48,093          6,579         31,643        112,996        105,653
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                29,126         52,144          8,525         40,725         76,880        120,956
NET ASSETS AT BEGINNING OF PERIOD               261,906        209,762        275,391        234,666        803,217        682,261
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    291,032   $    261,906   $    283,916   $    275,391   $    880,097   $    803,217
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       17,518         14,328         21,833         19,281         48,782         42,315
      Units issued                                4,442          4,627          3,174          4,357          9,628          9,563
      Units redeemed                             (1,762)        (1,437)        (2,657)        (1,805)        (2,674)        (3,096)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             20,198         17,518         22,350         21,833         55,736         48,782
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                    Ibbotson                      Ibbotson                      Ibbotson
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                    Aggressive                     Balanced                    Conservative
                                                      Growth                         ETF                           ETF
                                               ETF Asset Allocation            Asset Allocation              Asset Allocation
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     76,904   $     51,718   $    177,753   $    142,964   $     10,804   $      7,828
Net realized gains (losses)                     129,837        146,260        397,334        338,841         18,446         15,260
Change in unrealized gains (losses)            (352,391)         7,770       (796,135)         6,096        (37,762)        (2,364)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (145,650)       205,748       (221,048)       487,901         (8,512)        20,724
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      2,009,747      1,688,252      1,754,913      1,688,351        226,818        193,107
Benefit payments                                      -         (2,075)       (36,934)             -              -        (87,828)
Payments on termination                        (238,949)      (221,187)      (300,518)    (1,201,642)        (8,506)       (69,097)
Loans - net                                     (73,769)       (81,584)      (141,424)        36,352         (2,552)           847
Policy maintenance charge                      (906,805)      (758,824)    (1,005,669)      (946,881)      (139,356)      (129,283)
Transfers among the sub-accounts and with
  the Fixed Account - net                        15,104          9,066       (305,978)       (33,441)        70,358         48,290
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                           805,328        633,648        (35,610)      (457,261)       146,762        (43,964)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               659,678        839,396       (256,658)        30,640        138,250        (23,240)
NET ASSETS AT BEGINNING OF PERIOD             4,584,217      3,744,821     10,857,788     10,827,148        638,871        662,111
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  5,243,895   $  4,584,217   $ 10,601,130   $ 10,857,788   $    777,121   $    638,871
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      333,976        285,272        699,325        716,352         48,982         51,927
      Units issued                               83,939         90,085         74,893         85,892         19,040         15,764
      Units redeemed                            (22,671)       (41,381)       (68,965)      (102,919)        (7,853)       (18,709)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            395,244        333,976        705,253        699,325         60,169         48,982
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                     Ibbotson                      Ibbotson                   Invesco Funds
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                      Growth                      Income and
                                                       ETF                          Growth                     Invesco V.I.
                                                 Asset Allocation            ETF Asset Allocation           American Franchise
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    187,944   $    139,292   $     34,411   $     24,532   $          -   $        761
Net realized gains (losses)                     307,885        157,316         82,801         44,114         60,447         60,518
Change in unrealized gains (losses)            (772,993)       213,668       (145,624)       (13,648)        31,565         82,978
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (277,164)       510,276        (28,412)        54,998         92,012        144,257
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      3,318,639      2,906,950        418,591        318,661        213,251        228,469
Benefit payments                                 (2,281)             -              -              -              -           (645)
Payments on termination                        (764,816)      (888,728)      (151,416)      (117,356)      (146,710)      (210,166)
Loans - net                                    (128,909)       (57,973)         2,297        (40,603)        (8,361)       (23,531)
Policy maintenance charge                    (1,564,651)    (1,378,360)      (225,869)      (201,763)      (122,519)      (131,345)
Transfers among the sub-accounts and with
  the Fixed Account - net                       116,481         27,900         97,723        119,322        (20,241)        (4,814)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                           974,463        609,789        141,326         78,261        (84,580)      (142,032)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               697,299      1,120,065        112,914        133,259          7,432          2,225
NET ASSETS AT BEGINNING OF PERIOD            11,570,013     10,449,948      1,722,240      1,588,981      1,870,116      1,867,891
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 12,267,312   $ 11,570,013   $  1,835,154   $  1,722,240   $  1,877,548   $  1,870,116
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      790,646        741,732        123,041        117,868        126,218        136,708
      Units issued                              127,604        108,398         27,866         23,014          5,054          6,495
      Units redeemed                            (51,223)       (59,484)       (16,317)       (17,841)       (10,594)       (16,985)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            867,027        790,646        134,590        123,041        120,678        126,218
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  Invesco Funds                 Invesco Funds                 Invesco Funds
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                   Invesco V.I.                                                Invesco V.I.
                                                  American Value           Invesco V.I. Core Equity       Government Securities
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     17,682   $     33,239   $      7,439   $      5,598   $     22,982   $     32,389
Net realized gains (losses)                   1,506,405      1,363,858         79,996         22,850         (1,159)        (2,258)
Change in unrealized gains (losses)          (2,476,357)      (392,916)      (125,624)        21,755        (18,104)        10,452
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (952,270)     1,004,181        (38,189)        50,203          3,719         40,583
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        682,431        723,054         69,748         72,678        203,532        208,786
Benefit payments                                (24,347)      (101,938)             -         (6,908)             -              -
Payments on termination                        (698,795)      (980,730)       (32,732)       (26,564)       (58,145)      (123,005)
Loans - net                                     (45,273)        66,571            724         (4,480)        (8,224)        18,893
Policy maintenance charge                      (595,441)      (593,789)       (43,582)       (45,300)       (81,572)       (81,863)
Transfers among the sub-accounts and with
  the Fixed Account - net                        46,627        (95,769)         4,800        (14,381)          (180)       (51,237)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (634,798)      (982,601)        (1,042)       (24,955)        55,411        (28,426)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (1,587,068)        21,580        (39,231)        25,248         59,130         12,157
NET ASSETS AT BEGINNING OF PERIOD            11,036,896     11,015,316        664,618        639,370      1,018,479      1,006,322
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  9,449,828   $ 11,036,896   $    625,387   $    664,618   $  1,077,609   $  1,018,479
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      391,664        427,037         36,051         37,507         91,731         94,386
      Units issued                               13,212         23,593          2,220          2,058         15,584         15,987
      Units redeemed                            (33,956)       (58,966)        (2,271)        (3,514)       (10,592)       (18,642)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            370,920        391,664         36,000         36,051         96,723         91,731
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  Invesco Funds                 Invesco Funds                 Invesco Funds
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                    Invesco V.I.
                                                 Growth and Income                                             Invesco V.I.
                                                  Fund - Series I          Invesco V.I. High Yield         Mid Cap Core Equity
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    142,321   $     86,230   $     20,804   $     17,202   $      7,527   $        864
Net realized gains (losses)                     791,426        667,707          1,056          5,123        222,065        280,451
Change in unrealized gains (losses)          (1,081,130)      (286,289)       (33,873)       (15,415)      (314,165)      (183,786)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (147,383)       467,648        (12,013)         6,910        (84,573)        97,529
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        505,064        558,162         36,144         39,006        242,475        263,961
Benefit payments                                (10,044)        (1,881)             -           (878)             -         (6,795)
Payments on termination                        (268,260)      (317,779)       (11,976)       (35,135)      (159,610)      (137,667)
Loans - net                                     (26,040)        (7,008)        (4,559)           529         (9,013)       (14,660)
Policy maintenance charge                      (308,136)      (319,125)       (23,981)       (25,208)      (134,886)      (147,165)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (55,718)       (78,524)        14,608         (5,810)        (7,026)       (52,466)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (163,134)      (166,155)        10,236        (27,496)       (68,060)       (94,792)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (310,517)       301,493         (1,777)       (20,586)      (152,633)         2,737
NET ASSETS AT BEGINNING OF PERIOD             4,951,172      4,649,679        368,322        388,908      2,201,014      2,198,277
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  4,640,655   $  4,951,172   $    366,545   $    368,322   $  2,048,381   $  2,201,014
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      162,689        167,312         29,966         32,187        103,383        107,833
      Units issued                                7,265          8,894          3,424          2,367          5,059          3,760
      Units redeemed                            (11,475)       (13,517)        (2,593)        (4,588)        (8,191)        (8,210)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            158,479        162,689         30,797         29,966        100,251        103,383
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  Invesco Funds            Invesco Funds (Class II)      Invesco Funds (Class II)
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                  Invesco V.I.                  Invesco V.I.                  Invesco V.I.
                                                Value Opportunity             Growth and Income              Mid Cap Growth
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    150,583   $     80,739   $    120,820   $     71,713   $     (5,559)  $     (5,300)
Net realized gains (losses)                     483,205        154,385        916,254        923,428        442,669        292,982
Change in unrealized gains (losses)          (1,244,157)       155,783     (1,214,601)      (479,715)      (396,462)       (21,667)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (610,369)       390,907       (177,527)       515,426         40,648        266,015
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        435,711        463,098        207,795        248,351        296,518        332,314
Benefit payments                                 (1,450)       (15,099)        (2,333)       (16,072)        (3,227)          (392)
Payments on termination                        (295,275)      (634,083)      (166,930)      (477,226)      (266,913)      (228,138)
Loans - net                                     (31,230)       (20,164)        (3,816)       (27,602)       (21,482)        (6,819)
Policy maintenance charge                      (327,553)      (356,637)      (258,579)      (270,231)      (230,621)      (232,440)
Transfers among the sub-accounts and with
  the Fixed Account - net                        45,572        (45,376)      (399,691)      (197,067)        80,847       (564,384)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (174,225)      (608,261)      (623,554)      (739,847)      (144,878)      (699,859)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (784,594)      (217,354)      (801,081)      (224,421)      (104,230)      (433,844)
NET ASSETS AT BEGINNING OF PERIOD             5,983,856      6,201,210      5,704,620      5,929,041      3,823,342      4,257,186
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  5,199,262   $  5,983,856   $  4,903,539   $  5,704,620   $  3,719,112   $  3,823,342
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      363,546        401,369        242,271        276,823        159,780        191,470
      Units issued                               10,738         12,397          3,728         12,207         12,761         16,368
      Units redeemed                            (21,540)       (50,220)       (29,926)       (46,759)       (18,476)       (48,058)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            352,744        363,546        216,073        242,271        154,065        159,780
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               Janus Aspen Series            Janus Aspen Series            Janus Aspen Series
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                    Balanced                     Enterprise                   Flexible Bond
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    537,177   $    500,863   $    228,632   $    (50,713)  $    162,311   $    230,143
Net realized gains (losses)                   1,524,004      1,466,400      5,568,078      4,215,312         15,893        (12,260)
Change in unrealized gains (losses)          (1,931,047)       725,844     (4,314,385)       211,491       (169,018)       106,859
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    130,134      2,693,107      1,482,325      4,376,090          9,186        324,742
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      2,283,203      2,354,877      2,067,414      2,143,817        492,146        509,736
Benefit payments                                (91,812)      (122,845)      (121,132)      (226,173)       (76,949)       (49,399)
Payments on termination                      (2,118,135)    (2,464,882)    (2,281,301)    (2,617,633)      (673,429)      (482,856)
Loans - net                                    (148,624)      (108,005)      (136,701)      (209,479)        (5,277)       (60,647)
Policy maintenance charge                    (2,166,243)    (2,194,831)    (2,130,207)    (2,147,703)      (479,760)      (456,872)
Transfers among the sub-accounts and with
  the Fixed Account - net                        96,916        560,132       (404,143)      (373,859)       192,162      1,013,045
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                        (2,144,695)    (1,975,554)    (3,006,070)    (3,431,030)      (551,107)       473,007
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (2,014,561)       717,553     (1,523,745)       945,060       (541,921)       797,749
NET ASSETS AT BEGINNING OF PERIOD            34,361,757     33,644,204     39,271,528     38,326,468      7,658,180      6,860,431
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 32,347,196   $ 34,361,757   $ 37,747,783   $ 39,271,528   $  7,116,259   $  7,658,180
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      823,252        856,349        883,537        963,247        281,019        262,989
      Units issued                               25,864         53,063         14,023         11,217         19,388         53,400
      Units redeemed                            (67,323)       (86,160)       (75,986)       (90,927)       (38,851)       (35,370)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            781,793        823,252        821,574        883,537        261,556        281,019
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               Janus Aspen Series             Janus Aspen Series            Janus Aspen Series
                                                   Sub-Account                    Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                 Forty Portfolio               Global Research              Global Technology
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     59,511   $      4,573   $     87,925   $    208,110   $      3,125   $          -
Net realized gains (losses)                   1,031,767      1,421,140        771,209        828,048         57,760         27,286
Change in unrealized gains (losses)            (504,029)    (1,034,882)    (1,486,226)       881,159        (43,708)         2,726
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    587,249        390,831       (627,092)     1,917,317         17,177         30,012
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        604,738        587,879      1,866,360      1,985,298        128,148         84,167
Benefit payments                                 (6,999)       (13,192)       (88,437)      (193,118)             -              -
Payments on termination                        (580,707)      (276,302)    (1,492,969)    (1,833,407)       (18,086)       (22,232)
Loans - net                                     (11,382)       (45,894)      (152,066)      (162,989)        (2,814)          (329)
Policy maintenance charge                      (360,218)      (333,646)    (1,745,920)    (1,809,254)       (57,332)       (40,464)
Transfers among the sub-accounts and with
  the Fixed Account - net                        79,656         94,955       (181,567)      (135,184)         1,026         19,266
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (274,912)        13,800     (1,794,599)    (2,148,654)        50,942         40,408
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               312,337        404,631     (2,421,691)      (231,337)        68,119         70,420
NET ASSETS AT BEGINNING OF PERIOD             4,892,345      4,487,714     27,857,047     28,088,384        353,711        283,291
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  5,204,682   $  4,892,345   $ 25,435,356   $ 27,857,047   $    421,830   $    353,711
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      197,369        193,704      1,095,428      1,177,008         18,569         16,306
      Units issued                               20,093         23,531         11,622         15,854          4,226          3,833
      Units redeemed                            (26,344)       (19,866)       (81,954)       (97,434)        (1,675)        (1,570)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            191,118        197,369      1,025,096      1,095,428         21,120         18,569
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               Janus Aspen Series            Janus Aspen Series            Janus Aspen Series
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                     Mid
                                                 Janus Portfolio                  Cap Value                     Overseas
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     94,949   $     11,903   $      4,774   $      5,035   $      4,831   $     22,631
Net realized gains (losses)                   6,583,477      3,043,623         39,434         38,650         (1,459)        72,801
Change in unrealized gains (losses)          (5,109,646)       529,276        (58,033)       (13,091)       (72,859)      (198,026)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                  1,568,780      3,584,802        (13,825)        30,594        (69,487)      (102,594)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      1,804,640      1,936,730        114,863        108,133        246,526        290,638
Benefit payments                               (242,887)      (257,336)             -              -         (1,538)             -
Payments on termination                      (1,879,023)    (1,982,363)       (36,038)       (15,018)       (31,847)       (32,537)
Loans - net                                    (231,613)       (92,419)         2,632         (1,701)        (1,676)        (1,502)
Policy maintenance charge                    (1,803,864)    (1,788,220)       (61,051)       (56,587)      (101,485)      (107,399)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (430,763)      (136,100)         1,165         (2,563)       (45,643)        28,178
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                        (2,783,510)    (2,319,708)        21,571         32,264         64,337        177,378
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (1,214,730)     1,265,094          7,746         62,858         (5,150)        74,784
NET ASSETS AT BEGINNING OF PERIOD            31,323,553     30,058,459        387,824        324,966        792,710        717,926
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 30,108,823   $ 31,323,553   $    395,570   $    387,824   $    787,560   $    792,710
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                    1,056,114      1,141,889         23,747         21,643         96,767         77,233
      Units issued                                9,073         11,770          3,535          3,837         21,428         28,207
      Units redeemed                           (100,101)       (97,545)        (2,191)        (1,733)       (13,022)        (8,673)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            965,086      1,056,114         25,091         23,747        105,173         96,767
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   Janus Aspen                    Janus Aspen                    Janus Aspen
                                             Series (Service Shares)       Series (Service Shares)       Series (Service Shares)
                                                   Sub-Account                    Sub-Account                    Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                   Global                        Mid Cap
                                            Balanced (Service Shares)     Research (Service Shares)       Value (Service Shares)
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    105,979   $    100,371   $      4,935   $      8,833   $     40,283   $     49,628
Net realized gains (losses)                     275,436        241,700         26,961         22,105        422,049        449,430
Change in unrealized gains (losses)            (351,871)       184,851        (52,850)        32,561       (600,750)      (182,598)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     29,544        526,922        (20,954)        63,499       (138,418)       316,460
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        710,438        762,100         83,662         87,411        392,403        425,297
Benefit payments                                (19,433)        (9,378)             -              -         (6,204)          (179)
Payments on termination                        (457,068)      (476,417)       (57,605)       (59,498)      (321,390)      (232,403)
Loans - net                                    (106,911)       (70,129)        (1,234)       (10,475)       (11,252)        (3,070)
Policy maintenance charge                      (403,287)      (427,503)       (49,988)       (51,893)      (234,355)      (252,037)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (155,558)       218,995        (21,039)        (1,927)       (76,878)      (127,704)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (431,819)        (2,332)       (46,204)       (36,382)      (257,676)      (190,096)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (402,275)       524,590        (67,158)        27,117       (396,094)       126,364
NET ASSETS AT BEGINNING OF PERIOD             6,682,663      6,158,073        921,964        894,847      4,030,095      3,903,731
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  6,280,388   $  6,682,663   $    854,806   $    921,964   $  3,634,001   $  4,030,095
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      237,551        236,937         38,837         40,402        160,240        168,315
      Units issued                                7,093         21,943          1,539          1,566          6,836          7,789
      Units redeemed                            (22,306)       (21,329)        (3,433)        (3,131)       (17,049)       (15,864)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            222,338        237,551         36,943         38,837        150,027        160,240
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   Janus Aspen                     Lazard                  Legg Mason Partners
                                             Series (Service Shares)       Retirement Series, Inc.     Variable Portfolios I, Inc.
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                               Legg Mason
                                                                                   Emerging               ClearBridge Variable
                                            Overseas (Service Shares)           Markets Equity           Large Cap Value Class I
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     21,167   $    167,713   $     14,956   $     26,826   $     41,731   $     53,607
Net realized gains (losses)                    (150,620)       441,333        (11,096)        31,678        163,054        333,715
Change in unrealized gains (losses)            (292,790)    (1,329,626)      (294,225)      (124,387)      (294,763)      (165,790)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (422,243)      (720,580)      (290,365)       (65,883)       (89,978)       221,532
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        583,040        639,067        193,099        200,660        239,280        161,467
Benefit payments                                 (4,027)        (6,842)       (10,572)             -              -         (7,880)
Payments on termination                        (425,126)      (410,575)      (141,379)      (141,743)      (304,133)      (123,835)
Loans - net                                     (18,359)       (46,381)        (5,736)       (23,303)         6,977        (11,399)
Policy maintenance charge                      (301,321)      (351,263)       (87,342)      (100,635)      (181,554)      (120,796)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (136,410)       (81,824)       (10,184)       (14,843)       (19,344)       975,401
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (302,203)      (257,818)       (62,114)       (79,864)      (258,774)       872,958
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (724,446)      (978,398)      (352,479)      (145,747)      (348,752)     1,094,490
NET ASSETS AT BEGINNING OF PERIOD             5,153,044      6,131,442      1,499,811      1,645,558      3,300,711      2,206,221
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  4,428,598   $  5,153,044   $  1,147,332   $  1,499,811   $  2,951,959   $  3,300,711
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      638,813        667,866         28,877         30,214        145,651        109,659
      Units issued                               61,315         60,545          2,958          2,045          6,062         60,917
      Units redeemed                            (98,144)       (89,598)        (4,203)        (3,382)       (17,503)       (24,925)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            601,984        638,813         27,632         28,877        134,210        145,651
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               Legg Mason Partners               MFS Variable                  MFS Variable
                                           Variable Portfolios I, Inc.         Insurance Trust               Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                   Legg Mason
                                              Western Asset Variable                                               MFS
                                              Global High Yield Bond             MFS Growth                High Yield Portfolio
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    127,681   $    159,990   $     12,175   $      8,448   $     72,171   $     61,924
Net realized gains (losses)                     (15,167)         8,982      1,017,723        908,842         (2,229)         1,972
Change in unrealized gains (losses)            (231,480)      (188,416)      (432,826)      (213,191)      (112,011)       (34,877)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (118,966)       (19,444)       597,072        704,099        (42,069)        29,019
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        231,900        259,967        379,149        403,311        129,124        138,481
Benefit payments                                 (1,623)          (333)        (2,364)       (14,740)             -              -
Payments on termination                        (128,336)      (279,034)    (1,028,254)      (539,371)       (61,549)       (93,766)
Loans - net                                     (21,123)       (27,755)       (66,580)      (106,412)       (15,775)        (5,203)
Policy maintenance charge                      (130,240)      (146,995)      (422,577)      (426,274)       (77,522)       (83,836)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (30,890)        36,644        (46,813)       (65,057)        10,335          3,402
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                           (80,312)      (157,506)    (1,187,439)      (748,543)       (15,387)       (40,922)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (199,278)      (176,950)      (590,367)       (44,444)       (57,456)       (11,903)
NET ASSETS AT BEGINNING OF PERIOD             2,139,181      2,316,131      8,320,940      8,365,384      1,019,146      1,031,049
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  1,939,903   $  2,139,181   $  7,730,573   $  8,320,940   $    961,690   $  1,019,146
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      107,872        115,449        309,409        338,886         95,303         99,123
      Units issued                                5,943          5,726          3,486          1,704          5,483         13,572
      Units redeemed                             (9,926)       (13,303)       (45,640)       (31,181)        (6,896)       (17,392)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            103,889        107,872        267,255        309,409         93,890         95,303
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       MFS Variable
                                                   MFS Variable                  MFS Variable            Insurance
                                                 Insurance Trust               Insurance Trust             Trust
                                                   Sub-Account                   Sub-Account            Sub-Account
                                           ---------------------------   ---------------------------   ------------
                                                                                                         MFS Mass
                                                                                                         Investors
                                                                                                          Growth
                                                                                                       Stock Series
                                                  MFS Investors                                          - Initial
                                                 Growth Stock (*)            MFS Investors Trust         Class (*)
                                           ---------------------------   ---------------------------   ------------
                                               2015           2014           2015           2014           2015
                                           ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      8,065   $      4,845   $     48,000   $     51,529   $      4,845
Net realized gains (losses)                     314,350         86,202        848,292        543,103         55,388
Change in unrealized gains (losses)            (309,283)        11,361       (874,698)       (21,444)       (74,027)
                                           ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     13,132        102,408         21,594        573,188        (13,794)
                                           ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         26,112        115,838        252,428        287,304         81,197
Benefit payments                                      -              -         (7,694)       (10,013)             -
Payments on termination                         (17,750)       (97,869)      (633,011)      (237,115)       (27,379)
Loans - net                                      (3,100)        (7,163)       (39,132)        17,097         (9,862)
Policy maintenance charge                       (15,047)       (66,516)      (283,970)      (278,855)       (46,605)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (981,167)        (8,646)        36,349        (33,510)       978,157
                                           ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (990,952)       (64,356)      (675,030)      (255,092)       975,508
                                           ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (977,820)        38,052       (653,436)       318,096        961,714
NET ASSETS AT BEGINNING OF PERIOD               977,820        939,768      5,658,213      5,340,117              -
                                           ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $          -   $    977,820   $  5,004,777   $  5,658,213   $    961,714
                                           ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       41,975         44,961        242,349        253,898              -
      Units issued                                  362          2,024          6,068          3,079        100,985
      Units redeemed                            (42,337)        (5,010)       (34,521)       (14,628)        (3,444)
                                           ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period                  -         41,975        213,896        242,349         97,541
                                           ============   ============   ============   ============   ============

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   MFS Variable                  MFS Variable                  MFS Variable
                                                 Insurance Trust               Insurance Trust               Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                MFS New Discovery               MFS Research                MFS Total Return
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -   $          -   $     25,206   $     28,030   $    318,254   $    230,413
Net realized gains (losses)                     427,885      2,340,024        376,377        369,972        624,271        564,403
Change in unrealized gains (losses)            (546,992)    (3,150,415)      (372,165)       (64,959)      (985,997)       193,908
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (119,107)      (810,391)        29,418        333,043        (43,472)       988,724
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        630,486        674,999        214,440        185,976        863,350        910,957
Benefit payments                                (10,700)       (27,983)       (11,028)       (21,356)       (68,457)       (19,495)
Payments on termination                        (836,195)      (879,324)      (225,001)      (220,356)      (812,433)      (695,346)
Loans - net                                     (34,340)       (62,219)        (5,278)       (27,766)       (39,994)       (63,413)
Policy maintenance charge                      (493,349)      (536,128)      (132,621)      (133,444)      (674,269)      (691,320)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (167,536)      (133,683)       (88,225)        19,699        (35,108)       (69,978)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (911,634)      (964,338)      (247,713)      (197,247)      (766,911)      (628,595)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (1,030,741)    (1,774,729)      (218,295)       135,796       (810,383)       360,129
NET ASSETS AT BEGINNING OF PERIOD             9,539,022     11,313,751      3,482,677      3,346,881     12,480,167     12,120,038
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  8,508,281   $  9,539,022   $  3,264,382   $  3,482,677   $ 11,669,784   $ 12,480,167
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      226,012        248,607        139,211        147,431        448,921        473,018
      Units issued                                5,771          6,386          3,988          4,068          8,616         24,966
      Units redeemed                            (26,319)       (28,981)       (13,755)       (12,288)       (36,204)       (49,063)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            205,464        226,012        129,444        139,211        421,333        448,921
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   MFS Variable                  MFS Variable             MFS Variable Insurance
                                                 Insurance Trust               Insurance Trust            Trust (Service Class)
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                                 MFS New
                                                                                                                Discovery
                                                  MFS Utilities                   MFS Value               Series (Service Class)
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $    121,868   $     60,714   $     47,600   $     30,759   $     (5,356)  $     (5,581)
Net realized gains (losses)                     251,524        194,139        173,887        152,330          4,835        199,795
Change in unrealized gains (losses)            (804,274)        89,187       (236,059)        19,659        (32,499)      (277,385)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (430,882)       344,040        (14,572)       202,748        (33,020)       (83,171)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        326,253        334,676        186,232        207,959         37,444         36,683
Benefit payments                                      -         (7,768)        (7,405)             -           (987)        (1,773)
Payments on termination                        (245,090)      (272,052)      (155,301)      (226,584)       (61,229)       (41,397)
Loans - net                                     (26,677)       (47,890)          (836)         5,656          2,133         20,239
Policy maintenance charge                      (177,963)      (188,014)      (119,396)      (120,072)       (53,865)       (52,586)
Transfers among the sub-accounts and with
  the Fixed Account - net                       113,236          4,363         23,554        (47,595)        50,954       (183,928)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                           (10,241)      (176,685)       (73,152)      (180,636)       (25,550)      (222,762)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (441,123)       167,355        (87,724)        22,112        (58,570)      (305,933)
NET ASSETS AT BEGINNING OF PERIOD             2,968,677      2,801,322      2,067,669      2,045,557        709,726      1,015,659
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  2,527,554   $  2,968,677   $  1,979,945   $  2,067,669   $    651,156   $    709,726
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       53,518         56,931         81,728         89,352         31,591         41,529
      Units issued                                6,460          3,765          4,888          5,060         11,900          2,249
      Units redeemed                             (6,673)        (7,178)        (7,775)       (12,684)       (13,664)       (12,187)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             53,305         53,518         78,841         81,728         29,827         31,591
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   Oppenheimer                   Oppenheimer                   Oppenheimer
                                             Variable Account Funds         Variable Account Funds       Variable Account Funds
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                               Oppenheimer
                                            Oppenheimer Conservative             Oppenheimer                    Discovery
                                                 Balance Fund (*)                 Core Bond                   MidCap Growth
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      5,803   $      4,555   $      5,477   $      5,714   $          -   $          -
Net realized gains (losses)                       2,035          2,384             64            384        224,722         76,011
Change in unrealized gains (losses)              (5,986)        10,558         (4,413)         1,513       (108,680)        25,608
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                      1,852         17,497          1,128          7,611        116,042        101,619
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         96,471         70,650         43,250         37,122        196,699        208,110
Benefit payments                                      -           (812)             -              -              -              -
Payments on termination                         (10,196)       (13,651)        (5,249)       (11,037)      (103,044)      (151,042)
Loans - net                                      (3,865)          (232)          (616)          (273)       (22,951)       (18,669)
Policy maintenance charge                       (43,810)       (38,547)       (19,475)       (16,156)      (122,268)      (124,227)
Transfers among the sub-accounts and with
  the Fixed Account - net                        14,834           (292)         4,078          2,726         83,152        (34,782)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            53,434         17,116         21,988         12,382         31,588       (120,610)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                55,286         34,613         23,116         19,993        147,630        (18,991)
NET ASSETS AT BEGINNING OF PERIOD               240,681        206,068        123,861        103,868      1,804,706      1,823,697
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    295,967   $    240,681   $    146,977   $    123,861   $  1,952,336   $  1,804,706
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       21,659         20,064         13,014         11,706         95,398        101,979
      Units issued                                5,911          2,960          3,528          2,930          8,611          4,124
      Units redeemed                             (1,156)        (1,365)        (1,246)        (1,622)        (7,203)       (10,705)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             26,414         21,659         15,296         13,014         96,806         95,398
                                           ============   ============   ============   ============   ============   ============

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                   Oppenheimer                   Oppenheimer                   Oppenheimer
                                              Variable Account Funds        Variable Account Funds        Variable Account Funds
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                                               Oppenheimer
                                            Oppenheimer Equity Income         Oppenheimer Global         Global Strategic Income
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     10,023   $      4,747   $     11,485   $      8,411   $     15,422   $      9,953
Net realized gains (losses)                      28,150         17,550         64,055         47,297           (649)          (180)
Change in unrealized gains (losses)             (69,734)         4,684        (47,134)       (38,570)       (21,471)        (3,728)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (31,561)        26,981         28,406         17,138         (6,698)         6,045
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        110,138        104,435        184,461        164,156         68,267         56,535
Benefit payments                                      -              -              -              -           (558)             -
Payments on termination                         (11,863)       (13,060)       (24,816)       (29,373)        (7,903)        (4,000)
Loans - net                                      (2,769)          (505)          (951)       (10,479)          (425)        (2,944)
Policy maintenance charge                       (44,913)       (37,590)       (90,120)       (77,104)       (29,428)       (26,811)
Transfers among the sub-accounts and with
  the Fixed Account - net                         4,784         (3,196)        34,839          5,083          1,987         10,943
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            55,377         50,084        103,413         52,283         31,940         33,723
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                23,816         77,065        131,819         69,421         25,242         39,768
NET ASSETS AT BEGINNING OF PERIOD               294,361        217,296        814,958        745,537        254,866        215,098
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    318,177   $    294,361   $    946,777   $    814,958   $    280,108   $    254,866
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       16,544         13,565         55,640         52,067         19,079         16,560
      Units issued                                4,076          4,237          8,654          7,394          3,453          3,322
      Units redeemed                               (843)        (1,258)        (2,107)        (3,821)        (1,078)          (803)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             19,777         16,544         62,187         55,640         21,454         19,079
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                             Oppenheimer Variable          Oppenheimer Variable
                                                   Oppenheimer                  Account Funds                 Account Funds
                                             Variable Account Funds        (Service Shares ("SS"))       (Service Shares ("SS"))
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                   Oppenheimer                                                 Oppenheimer
                                              Main Street Small Cap        Oppenheimer Global (SS)      Main Street Small Cap (SS)
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     92,298   $     88,259   $    102,135   $     80,649   $     25,056   $     27,088
Net realized gains (losses)                   1,742,913      1,679,344        831,937        552,893        917,959      1,409,304
Change in unrealized gains (losses)          (2,428,075)      (596,565)      (565,546)      (444,864)    (1,295,813)      (824,844)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (592,864)     1,171,038        368,526        188,678       (352,798)       611,548
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                      1,117,865      1,161,847        996,246      1,077,563        289,047        303,442
Benefit payments                                (15,747)        (5,943)        (4,615)          (626)        (1,357)       (41,899)
Payments on termination                        (731,361)      (706,845)      (697,742)      (604,326)      (268,526)      (611,521)
Loans - net                                    (125,543)       (77,041)       (96,009)       (60,013)       (11,114)       (21,421)
Policy maintenance charge                      (649,746)      (661,791)      (589,071)      (613,055)      (311,856)      (323,037)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (137,909)      (161,383)      (208,318)       (22,056)          (742)      (854,026)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (542,441)      (451,156)      (599,509)      (222,513)      (304,548)    (1,548,462)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS            (1,135,305)       719,882       (230,983)       (33,835)      (657,346)      (936,914)
NET ASSETS AT BEGINNING OF PERIOD            10,835,758     10,115,876      9,341,337      9,375,172      5,852,118      6,789,032
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  9,700,453   $ 10,835,758   $  9,110,354   $  9,341,337   $  5,194,772   $  5,852,118
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      271,883        279,728        406,286        416,141        188,916        244,882
      Units issued                               11,794         11,583         10,784         12,554          7,862         21,668
      Units redeemed                            (22,255)       (19,428)       (34,867)       (22,409)       (18,044)       (77,634)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            261,422        271,883        382,203        406,286        178,734        188,916
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                          Panorama Series Fund, Inc.              PIMCO
                                            Panorama Series Fund, Inc.     (Service Class ("SC"))        Variable Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                   Oppenheimer                   Oppenheimer
                                               International Growth       International Growth (SC)           Foreign Bond
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     19,218   $     20,014   $      5,040   $      5,154   $    103,078   $     65,062
Net realized gains (losses)                     175,924         74,011        204,782        145,801         62,712         54,986
Change in unrealized gains (losses)            (132,380)      (226,117)      (172,370)      (306,441)      (159,295)       294,504
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                     62,762       (132,092)        37,452       (155,486)         6,495        414,552
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        283,432        273,987         87,227         83,605        247,632        291,941
Benefit payments                                   (807)        (1,845)          (480)             -         (2,092)        (6,036)
Payments on termination                        (190,569)      (103,478)      (131,833)      (212,693)      (363,070)      (577,817)
Loans - net                                      (2,680)       (17,253)         7,661         87,994         66,196        (12,533)
Policy maintenance charge                      (132,993)      (128,117)      (100,155)       (97,085)      (259,290)      (269,637)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (143,269)       111,714        156,393       (104,619)      (221,093)       105,248
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (186,886)       135,008         18,813       (242,798)      (531,717)      (468,834)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (124,124)         2,916         56,265       (398,284)      (525,222)       (54,282)
NET ASSETS AT BEGINNING OF PERIOD             1,685,285      1,682,369      1,861,375      2,259,659      3,898,082      3,952,364
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  1,561,161   $  1,685,285   $  1,917,640   $  1,861,375   $  3,372,860   $  3,898,082
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       66,843         57,292         84,012         94,032        192,112        217,171
      Units issued                                9,996         14,330         15,919          4,417         19,085         26,061
      Units redeemed                            (15,142)        (4,779)       (15,397)       (14,437)       (45,570)       (51,120)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             61,697         66,843         84,534         84,012        165,627        192,112
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                      PIMCO                         PIMCO                         PIMCO
                                             Variable Insurance Trust      Variable Insurance Trust      Variable Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                   Money Market               PIMCO Real Return             PIMCO Total Return
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $        272   $        161   $    140,701   $     50,345   $    722,764   $    336,245
Net realized gains (losses)                         302             23         (5,494)           133        199,626         83,109
Change in unrealized gains (losses)                   -              -       (226,148)        60,406       (864,402)       257,925
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                        574            184        (90,941)       110,884         57,988        677,279
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        308,830        338,192        392,629        439,312      1,174,150      1,299,025
Benefit payments                                 (1,782)          (129)        (4,137)          (133)       (45,571)       (48,722)
Payments on termination                        (134,102)      (140,799)      (214,174)      (347,882)    (1,112,030)    (1,929,847)
Loans - net                                      22,010        (18,207)         4,863         (1,195)       (28,685)       (87,690)
Policy maintenance charge                      (182,776)      (198,458)      (213,841)      (234,723)      (938,296)    (1,020,042)
Transfers among the sub-accounts and with
  the Fixed Account - net                       200,485         33,332        (17,891)           496       (255,972)      (546,811)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                           212,665         13,931        (52,551)      (144,125)    (1,206,404)    (2,334,087)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               213,239         14,115       (143,492)       (33,241)    (1,148,416)    (1,656,808)
NET ASSETS AT BEGINNING OF PERIOD             2,308,942      2,294,827      3,419,436      3,452,677     15,550,578     17,207,386
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  2,522,181   $  2,308,942   $  3,275,944   $  3,419,436   $ 14,402,162   $ 15,550,578
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      196,694        195,512        204,952        214,999        775,529        897,797
      Units issued                               45,485         15,822         13,082         14,018         25,755         28,488
      Units redeemed                            (27,369)       (14,640)       (16,223)       (24,065)       (86,193)      (150,756)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            214,810        196,694        201,811        204,952        715,091        775,529
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Putnam                        Putnam
                                              Putnam Variable Trust       Variable Trust (Class IA)     Variable Trust (Class IA)
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                       VT                                                   VT International
                                             International Value Fund      VT High Yield (Class IA)       Value Fund (Class IA)
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     32,424   $     35,391   $     68,550   $     63,895   $     17,333   $     18,282
Net realized gains (losses)                     (53,687)       (27,833)        (2,601)         3,110         (7,249)        (5,099)
Change in unrealized gains (losses)             (18,084)      (311,133)      (114,043)       (46,283)       (23,865)      (123,599)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (39,347)      (303,575)       (48,094)        20,722        (13,781)      (110,416)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        147,056        162,907         77,842         85,727         57,057         81,916
Benefit payments                                 (8,800)             -              -         (1,440)        (1,273)        (1,214)
Payments on termination                        (290,050)      (215,216)       (42,774)      (111,144)       (54,868)      (150,268)
Loans - net                                      (4,267)         8,951         (3,986)        (2,565)        (5,310)          (257)
Policy maintenance charge                      (121,004)      (138,938)       (53,948)       (59,309)       (40,408)       (45,330)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (48,240)       197,360         (2,891)         5,936           (737)        61,584
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (325,305)        15,064        (25,757)       (82,795)       (45,539)       (53,569)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (364,652)      (288,511)       (73,851)       (62,073)       (59,320)      (163,985)
NET ASSETS AT BEGINNING OF PERIOD             2,850,249      3,138,760        967,849      1,029,922      1,057,200      1,221,185
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  2,485,597   $  2,850,249   $    893,998   $    967,849   $    997,880   $  1,057,200
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      160,505        159,507         35,907         38,940         43,071         45,128
      Units issued                                8,577         20,274          1,292          1,682          3,026          4,564
      Units redeemed                            (26,378)       (19,276)        (2,233)        (4,715)        (4,737)        (6,621)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            142,704        160,505         34,966         35,907         41,360         43,071
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                T. Rowe Price                 T. Rowe Price
                                               Rydex Variable Trust          Equity Series, Inc.           Equity Series, Inc.
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                Guggenheim VT U.S.              T. Rowe Price
                                              Long Short Equity Fund           Blue Chip Growth        T. Rowe Price Equity Income
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -   $          -   $          -   $          -   $    449,600   $    463,993
Net realized gains (losses)                       8,651         16,535        235,187        198,542      1,199,704        714,602
Change in unrealized gains (losses)                 674          1,478        232,314        170,841     (3,372,952)       727,880
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                      9,325         18,013        467,501        369,383     (1,723,648)     1,906,475
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        100,575        106,316        431,133        433,968      1,979,274      2,155,215
Benefit payments                                      -              -           (969)        (7,826)       (74,930)       (29,927)
Payments on termination                         (39,762)       (59,364)      (382,210)      (314,324)    (2,147,078)    (1,957,410)
Loans - net                                      (8,742)       (13,014)       (26,319)       (51,380)      (150,614)      (160,235)
Policy maintenance charge                       (48,994)       (50,151)      (262,012)      (268,656)    (1,330,558)    (1,510,964)
Transfers among the sub-accounts and with
  the Fixed Account - net                        40,275        (41,879)       (20,530)       (75,564)      (252,210)      (635,733)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            43,352        (58,092)      (260,907)      (283,782)    (1,976,116)    (2,139,054)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                52,677        (40,079)       206,594         85,601     (3,699,764)      (232,579)
NET ASSETS AT BEGINNING OF PERIOD               733,350        773,429      4,330,130      4,244,529     26,629,209     26,861,788
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    786,027   $    733,350   $  4,536,724   $  4,330,130   $ 22,929,445   $ 26,629,209
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       31,517         34,168        172,197        184,267        863,691        935,491
      Units issued                                3,967          3,486          7,259          6,294         16,740         11,941
      Units redeemed                             (2,123)        (6,137)       (16,998)       (18,364)       (82,018)       (83,741)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             33,361         31,517        162,458        172,197        798,413        863,691
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  T. Rowe Price                 T. Rowe Price                 T. Rowe Price
                                               Equity Series, Inc.           Equity Series, Inc.        International Series, Inc.
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                 T. Rowe Price                  T. Rowe Price                 T. Rowe Price
                                                 Mid-Cap Growth              New America Growth            International Stock
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -   $          -   $          -   $          -   $     35,185   $     39,090
Net realized gains (losses)                   1,836,566      1,603,318        359,182        497,306        126,483        132,346
Change in unrealized gains (losses)          (1,064,152)      (172,605)      (117,109)      (245,536)      (205,900)      (213,736)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    772,414      1,430,713        242,073        251,770        (44,232)       (42,300)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        524,915        549,504        161,143        165,633        239,085        275,052
Benefit payments                                (52,020)       (26,199)             -         (1,568)        (1,290)       (25,261)
Payments on termination                        (659,171)      (795,472)      (178,514)      (152,342)      (160,258)      (558,611)
Loans - net                                     (37,672)       (49,616)       (30,596)        (8,375)       (14,348)        (8,241)
Policy maintenance charge                      (586,268)      (593,584)      (132,124)      (135,957)      (205,191)      (197,773)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (158,675)      (187,469)        26,398        (97,374)       139,664        (37,294)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (968,891)    (1,102,836)      (153,693)      (229,983)        (2,338)      (552,128)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (196,477)       327,877         88,380         21,787        (46,570)      (594,428)
NET ASSETS AT BEGINNING OF PERIOD            11,871,672     11,543,795      2,870,682      2,848,895      3,570,141      4,164,569
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 11,675,195   $ 11,871,672   $  2,959,062   $  2,870,682   $  3,523,571   $  3,570,141
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      215,263        236,771        111,687        121,185        196,234        226,070
      Units issued                                  619            665          8,743          6,732         25,107         10,919
      Units redeemed                            (17,219)       (22,173)       (14,421)       (16,230)       (25,905)       (40,755)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            198,663        215,263        106,009        111,687        195,436        196,234
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                              The Alger Portfolios          The Alger Portfolios          The Alger Portfolios
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                                                    Alger                         Alger
                                                      Alger                        Capital                      Income and
                                                Balanced Class I-2          Appreciation Class I-2           Growth Class I-2
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      4,564   $      3,521   $     18,147   $     19,295   $     94,118   $    123,166
Net realized gains (losses)                       2,834          2,339      2,967,106      3,862,487        194,643        205,274
Change in unrealized gains (losses)              (4,549)         9,095     (1,661,442)    (1,310,480)      (226,900)       335,467
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                      2,849         14,955      1,323,811      2,571,302         61,861        663,907
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         86,163         68,657      2,006,216      1,855,650        338,367        335,715
Benefit payments                                      -              -        (14,977)       (48,838)       (15,843)       (11,450)
Payments on termination                         (14,913)       (11,041)    (1,272,897)    (1,602,951)      (368,095)      (435,629)
Loans - net                                        (207)           (18)      (138,916)      (149,711)       (28,990)       (65,562)
Policy maintenance charge                       (40,052)       (34,457)    (1,345,687)    (1,234,269)      (323,368)      (341,827)
Transfers among the sub-accounts and with
  the Fixed Account - net                         3,681          3,081       (177,094)       618,031        (94,667)        10,262
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                            34,672         26,222       (943,355)      (562,088)      (492,596)      (508,491)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS                37,521         41,177        380,456      2,009,214       (430,735)       155,416
NET ASSETS AT BEGINNING OF PERIOD               186,547        145,370     21,384,065     19,374,851      5,786,380      5,630,964
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    224,068   $    186,547   $ 21,764,521   $ 21,384,065   $  5,355,645   $  5,786,380
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       13,723         11,703        536,930        543,842        220,127        241,024
      Units issued                                3,777          3,230         26,150         44,470          2,324          6,065
      Units redeemed                             (1,255)        (1,210)       (40,513)       (51,382)       (20,681)       (26,962)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             16,245         13,723        522,567        536,930        201,770        220,127
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                               The Alger Portfolios          The Alger Portfolios          The Alger Portfolios
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                      Alger                         Alger                         Alger
                                                    Large Cap                      MidCap                        SmallCap
                                                Growth Class I-2              Growth Class I-2                 Growth Class I-2
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -   $     19,418   $          -   $          -   $          -   $          -
Net realized gains (losses)                   1,640,947      2,560,199        540,782        476,039      1,835,499        778,541
Change in unrealized gains (losses)          (1,402,222)    (1,272,564)      (855,305)     1,460,241     (2,038,781)      (761,646)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    238,725      1,307,053       (314,523)     1,936,280       (203,282)        16,895
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        981,770      1,020,986      2,206,630      2,284,378        362,208        376,192
Benefit payments                                (26,311)       (14,990)      (114,923)       (31,508)       (31,569)        (1,311)
Payments on termination                        (750,402)    (1,197,385)    (1,775,463)    (1,821,525)      (414,043)      (343,023)
Loans - net                                     (92,777)       (81,746)      (153,179)      (123,165)       (38,463)       (77,837)
Policy maintenance charge                      (793,083)      (781,699)    (1,524,084)    (1,559,625)      (338,223)      (347,661)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (54,662)       (36,298)        (8,988)      (853,540)       120,046       (467,870)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                          (735,465)    (1,091,132)    (1,370,007)    (2,104,985)      (340,044)      (861,510)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (496,740)       215,921     (1,684,530)      (168,705)      (543,326)      (844,615)
NET ASSETS AT BEGINNING OF PERIOD            12,630,975     12,415,054     25,554,003     25,722,708      6,630,099      7,474,714
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $ 12,134,235   $ 12,630,975   $ 23,869,473   $ 25,554,003   $  6,086,773   $  6,630,099
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      534,998        581,571        766,208        823,818        275,379        311,817
      Units issued                               11,321         18,590         28,880         22,259         10,664          8,177
      Units redeemed                            (39,390)       (65,163)       (59,483)       (79,869)       (24,555)       (44,615)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            506,929        534,998        735,605        766,208        261,488        275,379
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                  The Universal                 The Universal                 The Universal
                                            Institutional Funds, Inc.     Institutional Funds, Inc.     Institutional Funds, Inc.
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                 Morgan Stanley                Morgan Stanley                Morgan Stanley
                                                  UIF Emerging                       UIF                           UIF
                                                 Markets Class I               Growth Class I            U.S. Real Estate Class I
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $      2,516   $      1,283   $     (5,340)  $     (5,396)  $     89,192   $     90,812
Net realized gains (losses)                       3,031          4,689        495,218        314,920        176,006         66,316
Change in unrealized gains (losses)             (39,540)       (20,795)      (175,790)      (156,041)      (135,506)     1,473,121
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (33,993)       (14,823)       314,088        153,483        129,692      1,630,249
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         68,256         68,289        207,296        221,869        611,027        650,552
Benefit payments                                      -              -        (10,289)       (16,303)        (4,238)        (6,269)
Payments on termination                         (22,683)       (23,267)      (210,154)      (150,164)      (447,439)      (400,420)
Loans - net                                      (1,816)        (2,061)       (36,957)        15,695        (44,280)       (35,747)
Policy maintenance charge                       (32,272)       (33,880)      (168,464)      (162,270)      (386,161)      (390,436)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (8,501)          (169)        23,579         (7,429)      (329,010)      (101,340)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                             2,984          8,912       (194,989)       (98,602)      (600,101)      (283,660)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS               (31,009)        (5,911)       119,099         54,881       (470,409)     1,346,589
NET ASSETS AT BEGINNING OF PERIOD               333,487        339,398      2,711,335      2,656,454      6,925,318      5,578,729
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $    302,478   $    333,487   $  2,830,434   $  2,711,335   $  6,454,909   $  6,925,318
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       38,611         37,531         97,842        101,568        160,428        167,643
      Units issued                                6,301          6,299          8,416         13,565          5,229          5,359
      Units redeemed                             (5,699)        (5,219)       (15,201)       (17,291)       (19,303)       (12,574)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period             39,213         38,611         91,057         97,842        146,354        160,428
                                           ============   ============   ============   ============   ============   ============

See notes to financial statements.

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
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                Van Eck Worldwide             Van Eck Worldwide             Van Eck Worldwide
                                                 Insurance Trust               Insurance Trust               Insurance Trust
                                                   Sub-Account                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------   ---------------------------
                                                     Van Eck                                                     Van Eck
                                                    Worldwide                      Van Eck               Worldwide Multi-Manager
                                                 Emerging Markets           Worldwide Hard Assets            Alternatives (*)
                                           ---------------------------   ---------------------------   ---------------------------
                                               2015           2014           2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $     24,976   $     25,456   $        899   $      3,668   $          -   $          -
Net realized gains (losses)                     214,933        590,644        (53,607)        17,746          2,147          4,086
Change in unrealized gains (losses)            (899,337)      (629,482)    (1,039,742)      (781,837)        (2,993)        (6,984)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                   (659,428)       (13,382)    (1,092,450)      (760,423)          (846)        (2,898)
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        549,361        609,656        436,894        504,054         11,089         42,724
Benefit payments                                   (989)        (6,439)        (1,227)        (5,423)             -              -
Payments on termination                        (232,911)      (373,434)      (183,494)      (269,349)        (9,191)       (11,576)
Loans - net                                     (21,923)       (39,096)        (9,054)       (75,563)           531         (2,250)
Policy maintenance charge                      (281,411)      (317,626)      (201,757)      (262,023)        (7,888)       (20,309)
Transfers among the sub-accounts and with
  the Fixed Account - net                       (12,919)       (77,227)       157,521          9,078       (255,103)         1,121
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  policy transactions                              (792)      (204,166)       198,883        (99,226)      (260,562)         9,710
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (660,220)      (217,548)      (893,567)      (859,649)      (261,408)         6,812
NET ASSETS AT BEGINNING OF PERIOD             4,764,267      4,981,815      3,230,734      4,090,383        261,408        254,596
                                           ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  4,104,047   $  4,764,267   $  2,337,167   $  3,230,734   $          -   $    261,408
                                           ============   ============   ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      144,127        150,084        110,034        112,701         21,736         20,944
      Units issued                               11,487          8,370         17,978         12,248          1,285          3,111
      Units redeemed                            (11,263)       (14,327)        (8,410)       (14,915)       (23,021)        (2,319)
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period            144,351        144,127        119,602        110,034              -         21,736
                                           ============   ============   ============   ============   ============   ============

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of  funds during 2015.

See notes to financial statements.

LINCOLN BENEFIT VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                            Wells Fargo Variable Trust    Wells Fargo Variable Trust
                                                   Sub-Account                   Sub-Account
                                           ---------------------------   ---------------------------
                                                  Wells Fargo VT                Wells Fargo VT
                                               Advantage Discovery          Advantage Opportunity
                                           ---------------------------   ---------------------------
                                               2015           2014           2015           2014
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)               $          -                  $      9,439   $      4,374
Net realized gains (losses)                   1,089,986      1,122,269        968,958        288,275
Change in unrealized gains (losses)          (1,159,773)    (1,132,012)    (1,183,676)       458,038
                                           ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                    (69,787)        (9,743)      (205,279)       750,687
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        324,240        323,380        420,509        474,718
Benefit payments                                 (1,031)        (7,491)       (35,795)        (4,870)
Payments on termination                        (225,834)      (342,500)      (499,306)      (618,161)
Loans - net                                     (18,423)       (34,810)       (37,400)       (26,773)
Policy maintenance charge                      (319,183)      (329,395)      (466,541)      (472,916)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (173,675)      (270,237)       (59,432)       (20,339)
                                           ------------   ------------   ------------   ------------
Increase (decrease) in net assets
 from policy transactions                      (413,906)      (661,053)      (677,965)      (668,341)
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (483,693)      (670,796)      (883,244)        82,346
NET ASSETS AT BEGINNING OF PERIOD             6,104,672      6,775,468      7,734,911      7,652,565
                                           ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD                $  5,620,979   $  6,104,672   $  6,851,667   $  7,734,911
                                           ============   ============   ============   ============
ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      208,103        231,791        336,361        367,469
      Units issued                                5,337          3,552          3,262         18,399
      Units redeemed                            (18,981)       (27,240)       (32,189)       (49,507)
                                           ------------   ------------   ------------   ------------
  Units outstanding at end of period            194,459        208,103        307,434        336,361
                                           ============   ============   ============   ============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Lincoln Benefit Life Variable Life Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. On July 17, 2013, Resolution Life Holdings, Inc. ("Holdings") executed a Stock Purchase Agreement (the "Transaction") to acquire 100% of Lincoln Benefit from Allstate Life Insurance Company ("Allstate"). In November 2013, Holdings assigned the right to acquire all of LBL's outstanding capital stock to Resolution Life, Inc. pursuant to an Assignment Agreement. The closing date of the transaction was April 1, 2014. Prior to April 1, 2014 Lincoln Benefit was wholly owned by Allstate Life Insurance Company, indirectly wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The assets within the Account are legally segregated from each other into sub-accounts (the "sub-accounts"). Lincoln Benefit issued six life insurance policies, the Investor's Select, the Consultant, the Consultant SL, the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Investor's Select, the Consultant, the Consultant SL, the Consultant Protector and the Consultant Accumulator policies are closed to new policyholders but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Lincoln Benefit contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

     ALLIANCEBERNSTEIN                    FIDELITY VARIABLE INSURANCE PRODUCTS
        VPS Growth and Income Class A      FUND (CONTINUED)
        VPS International Growth             VIP Growth
            Class A                          VIP Growth & Income
        VPS International Value Class A      VIP High Income
        VPS Small Cap Growth Class A         VIP Index 500
        VPS Small/Mid Cap Value              VIP Index 500 - Service Class
            Class A                          VIP Investment Grade Bond
                                             VIP Mid Cap
     DEUTSCHE INVESTMENTS VARIABLE           VIP Money Market
       INSURANCE TRUST                       VIP Overseas
        Deutsche Equity 500 Index VIP        VIP Real Estate
            Class A                          VIP Value Strategies
        Deutsche Small Cap Index VIP
            Class A                       FRANKLIN TEMPLETON INVESTMENTS
                                             Franklin High Income VIP Fund
     DEUTSCHE VARIABLE SERIES I                  Class 1
        Deutsche Bond VIP Class A            Franklin Income VIP Fund Class 1
        Deutsche Core Equity VIP Class A     Franklin Mutual Global Discovery
        Deutsche Global Small Cap VIP            VIP Fund Class 1
            Class A                          Franklin Mutual Shares VIP Fund
        Deutsche International VIP               Class 1
            Class A                          Franklin Small Cap Value VIP
                                                 Fund Class 1
     DEUTSCHE VARIABLE SERIES II             Franklin Small-Mid Cap Growth
        Deutsche Global Income Builder           VIP Fund Class 1
            VIP Class A                      Franklin Strategic Income VIP
                                                 Fund Class 1
     FEDERATED INSURANCE SERIES              Franklin U.S. Government Securities
        Federated Fund for U.S.                  VIP Fund Class 1
            Government Securities II         Templeton Global Bond VIP Fund
        Federated High Income Bond               Class 1
            Fund II
        Federated Managed Volatility      IBBOTSON
            Fund II                          Aggressive Growth ETF Asset
                                                 Allocation
     FIDELITY VARIABLE INSURANCE             Balanced ETF Asset Allocation
       PRODUCTS FUND                         Conservative ETF Asset Allocation
        VIP Asset Manager
        VIP Contrafund
        VIP Emerging Markets
        VIP Equity-Income

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     IBBOTSON (CONTINUED)                 MFS VARIABLE INSURANCE TRUST
        Growth ETF Asset Allocation         (CONTINUED)
        Income and Growth ETF Asset          MFS Utilities
             Allocation                      MFS Value

     INVESCO FUNDS                        MFS VARIABLE INSURANCE TRUST
        Invesco V.I. American Franchise     (SERVICE CLASS)
        Invesco V.I. American Value          MFS New Discovery Series (Service
        Invesco V.I. Core Equity                  Class)
        Invesco V.I. Government
            Securities                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
        Invesco V.I. Growth and Income       Oppenheimer Conservative Balance
            Fund - Series I                      Fund*
        Invesco V.I. High Yield              Oppenheimer Core Bond
        Invesco V.I. Mid Cap Core Equity     Oppenheimer Discovery MidCap Growth
        Invesco V.I. Value Opportunity       Oppenheimer Equity Income
                                             Oppenheimer Global
     INVESCO FUNDS (CLASS II)                Oppenheimer Global Strategic Income
        Invesco V.I. Growth and Income       Oppenheimer Main Street Small Cap
        Invesco V.I. Mid Cap Growth
                                          OPPENHEIMER VARIABLE ACCOUNT FUNDS
     JANUS ASPEN SERIES                     (SERVICE SHARES ("SS"))
        Balanced                             Oppenheimer Global (SS)
        Enterprise                           Oppenheimer Main Street Small Cap
        Flexible Bond                            (SS)
        Forty Portfolio
        Global Research                   PANORAMA SERIES FUND, INC.
        Global Technology                    Oppenheimer International Growth
        Janus Portfolio
        Mid Cap Value                     PANORAMA SERIES FUND, INC. (SERVICE
        Overseas                            CLASS ("SC"))
                                             Oppenheimer International Growth
     JANUS ASPEN SERIES (SERVICE SHARES)         (SC)
        Balanced (Service Shares)
        Global Research (Service Shares)  PIMCO VARIABLE INSURANCE TRUST
        Mid Cap Value (Service Shares)       Foreign Bond
        Overseas (Service Shares)            Money Market
                                             PIMCO Real Return
     LAZARD RETIREMENT SERIES, INC.          PIMCO Total Return
        Emerging Markets Equity
                                          PUTNAM VARIABLE TRUST
     LEGG MASON PARTNERS VARIABLE            VT International Value Fund
       PORTFOLIOS I, INC.
        Legg Mason ClearBridge Variable   PUTNAM VARIABLE TRUST (CLASS IA)
             Large Cap Value Class I         VT High Yield (Class IA)
        Legg Mason Western Asset Variable    VT International Value Fund
             Global High Yield Bond              (Class IA)

     MFS VARIABLE INSURANCE TRUST         RYDEX VARIABLE TRUST
        MFS Growth                           Guggenheim VT U.S. Long Short
        MFS High Yield Portfolio                  Equity Fund
        MFS Investors Growth Stock*
        MFS Investors Trust               T. ROWE PRICE EQUITY SERIES, INC.
        MFS Mass Investors Growth Stock       T. Rowe Price Blue Chip Growth
             Series - Initial Class*          T. Rowe Price Equity Income
        MFS New Discovery                     T. Rowe Price Mid-Cap Growth
        MFS Research                          T. Rowe Price New America Growth
        MFS Total Return
                                          T. ROWE PRICE INTERNATIONAL SERIES,
                                             INC.
                                              T. Rowe Price International Stock

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     THE ALGER PORTFOLIOS                 VAN ECK WORLDWIDE INSURANCE TRUST
        Alger Balanced Class I-2             Van Eck Worldwide Emerging Markets
        Alger Capital Appreciation           Van Eck Worldwide Hard Assets
            Class I-2                        Van Eck Worldwide Multi-Manager
        Alger Income and Growth                  Alternatives*
            Class I-2
        Alger Large Cap Growth Class I-2  WELLS FARGO VARIABLE TRUST
        Alger MidCap Growth Class I-2        Wells Fargo VT Advantage Discovery
        Alger SmallCap Growth Class I-2      Wells Fargo VT Advantage
                                                 Opportunity
     THE UNIVERSAL INSTITUTIONAL FUNDS,
      INC.
        Morgan Stanley UIF Emerging
             Markets Class I
        Morgan Stanley UIF Growth Class I
        Morgan Stanley UIF U.S. Real
            Estate Class I

     (*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

     The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders' interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders' deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolio may differ substantially.

2.   PORTFOLIO CHANGES

     The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2015:

     The following sub-accounts were closed during the year ended December 31, 2015:

              -  MFS Investors Growth Stock (Fund ceased operations on March 27,
                 2015)
              - Van Eck Worldwide Multi-Manager Alternatives (Fund ceased operations on June 3, 2015)

     The following sub-account was added during the year ended December 31, 2015:

              - MFS Mass Investors Growth Stock Series - Initial Class (Fund launched on March 27, 2015)

     The following sub-account changed it's name during the year ended December 31, 2015:

        Former name:                     New name:
        Oppenheimer Capital Income       Oppenheimer Conservative Balance Fund

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES - Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gains distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code and joins with its subsidiary in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2015. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

4.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

     LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

     LEVEL 2:  Assets whose values are based on the following:
               (a) Quoted prices for similar assets in active markets;
               (b) Quoted prices for identical or similar assets in markets that are not active; or
               (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

     LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period.

5.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 12 years depending upon the policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. The charge ranges from $2.27 to $56.58 per $1,000 of face amount. These amounts are included in payments on terminations and reported on the Statements of Changes in Net Assets.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Lincoln Benefit will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Lincoln Benefit for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The table below describes the deductions for each product. All deductions are made monthly unless otherwise noted below.

                                       ADMINISTRATIVE EXPENSE                MORTALITY AND EXPENSE RISK
                            COST OF      CHARGE (PER $1,000                    CHARGE (AS A % OF TOTAL
     PRODUCT               INSURANCE    INITIAL FACE AMOUNT)    POLICY FEE   MONTHLY SUB-ACCOUNT VALUE)
     ------------------   ----------  ------------------------  ----------  ----------------------------
     INVESTOR'S SELECT    Varies       Years 1 - 12: .20% of    $     5.00  Annual rate 0.70% (deducted
                                          policy value; 0%                             daily)
                                        thereafter (deducted
                                             annually)
     CONSULTANT SL        Varies        Years 1 - 7: $1.44;     $     7.50      Years 1 - 14: 0.72%;
                                           $0 thereafter                          0.36% thereafter

     CONSULTANT           Varies                N/A             $     7.50      Years 1 - 14: 0.72%;
                                                                                  0.36% thereafter

     CONSULTANT           Varies            Annual rate         $       10   Annual rate years 1 - 14:
     PROTECTOR                         Years 1 - 20: 0.3504%;                 0.55%; 0.15% thereafter
                                         0.1992% thereafter

     CONSULTANT           Varies           Minimum $0.25        $       10    Annual rate years 1-10:
     ACCUMULATOR                           Maximum $2.50                      0.55%; 0.15% thereafter

     TOTAL ACCUMULATOR    Varies      $0.09 per $1,000 on the   $       15    Monthly rate years 1-10:
                                           first $100,000                              0.06%

     COST OF INSURANCE - On all policies, Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's death benefit amount and account value. The cost of insurance is recognized as redemption of units, and included in policy maintenance charge reported on the Statements of Changes in Net Assets.

     ADMINISTRATIVE EXPENSE CHARGE - Lincoln Benefit deducts an administrative expense charge on a monthly or annual basis to cover expenses incurred in evaluating the insured person's risk, issuing the policy, and sales expenses. The administrative expense charge is recognized as redemption of units, and included in policy maintenance charge reported on the Statements of Changes in Net Assets.

     POLICY FEE - On all policies, Lincoln Benefit deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The policy fee is recognized as redemption of units, and included in policy maintenance charge reported on the Statements of Changes in Net Assets.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The mortality and expense risk charge for the Investor's Select product is recognized as a reduction in the accumulated unit value, reported on the Statement of Operations, while the mortality and expense risk charge for Consultant, Consultant SL, Consultant Protector,

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Consultant Accumulator and Total Accumulator products are recognized as redemption of units, and included in policy maintenance charge reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2015 were as follows:

                                                                                                     Purchases
                                                                                                  --------------
     Investments in the AllianceBernstein Sub-Accounts:
           VPS Growth and Income Class A                                                          $       56,917
           VPS International Growth Class A                                                               65,098
           VPS International Value Class A                                                                29,997
           VPS Small Cap Growth Class A                                                                  170,687
           VPS Small/Mid Cap Value Class A                                                               119,315

     Investments in the Deutsche Investments Variable Insurance Trust Sub-Accounts
           Deutsche Equity 500 Index VIP Class A                                                         274,833
           Deutsche Small Cap Index VIP Class A                                                          147,889

     Investments in the Deutsche Investments Variab Sub-Account:
           Deutsche Bond VIP Class A                                                                     391,097
           Deutsche Core Equity VIP Class A                                                              148,353
           Deutsche Global Small Cap VIP Class A                                                         660,081
           Deutsche International VIP Class A                                                            186,882

     Investments in the Deutsche Investments Variable Series II Sub-Accounts:
           Deutsche Global Income Builder VIP Class A                                                    469,296

     Investments in the Federated Insurance Series Sub-Accounts:
           Federated Fund for U.S. Government Securities II                                              634,633
           Federated High Income Bond Fund II                                                            790,775
           Federated Managed Volatility Fund II                                                          344,977

     Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
           VIP Asset Manager                                                                           1,041,424
           VIP Contrafund                                                                              8,723,129
           VIP Emerging Markets                                                                          123,800
           VIP Equity-Income                                                                           5,096,794
           VIP Growth                                                                                  2,042,786
           VIP Growth & Income                                                                           155,291
           VIP High Income                                                                               107,138
           VIP Index 500                                                                               2,259,788

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                                     Purchases
                                                                                                  --------------
     Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts (continued):
           VIP Index 500 - Service Class                                                          $      697,889
           VIP Investment Grade Bond                                                                     549,806
           VIP Mid Cap                                                                                   458,008
           VIP Money Market                                                                            5,155,944
           VIP Overseas                                                                                1,087,980
           VIP Real Estate                                                                               325,464
           VIP Value Strategies                                                                           47,601

     Investments in the Franklin Templeton Investments Sub-Accounts:
           Franklin High Income VIP Fund Class 1                                                          82,938
           Franklin Income VIP Fund Class 1                                                              104,063
           Franklin Mutual Global Discovery VIP Fund Class 1                                             208,776
           Franklin Mutual Shares VIP Fund Class 1                                                        89,215
           Franklin Small Cap Value VIP Fund Class 1                                                     223,291
           Franklin Small-Mid Cap Growth VIP Fund Class 1                                                253,382
           Franklin Strategic Income VIP Fund Class 1                                                     87,851
           Franklin U.S. Government Securities VIP Fund Class 1                                           47,685
           Templeton Global Bond VIP Fund Class 1                                                        225,958

     Investments in the Ibbotson Sub-Accounts:
           Aggressive Growth ETF Asset Allocation                                                      1,288,085
           Balanced ETF Asset Allocation                                                               1,573,418
           Conservative ETF Asset Allocation                                                             279,480
           Growth ETF Asset Allocation                                                                 2,177,738
           Income and Growth ETF Asset Allocation                                                        482,593

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                                    Purchases
                                                                                                  --------------
     Investments in the Invesco Funds Sub-Accounts:
           Invesco V.I. American Franchise                                                        $       86,624
           Invesco V.I. American Value                                                                 1,632,075
           Invesco V.I. Core Equity                                                                      115,786
           Invesco V.I. Government Securities                                                            196,830
           Invesco V.I. Growth and Income Fund - Series I                                              1,067,229
           Invesco V.I. High Yield                                                                        63,454
           Invesco V.I. Mid Cap Core Equity                                                              318,300
           Invesco V.I. Value Opportunity                                                                751,439

     Investments in the Invesco Funds (Class II) Sub-Accounts:
           Invesco V.I. Growth and Income                                                              1,000,591
           Invesco V.I. Mid Cap Growth                                                                   613,916

     Investments in the Janus Aspen Series Sub-Accounts:
           Balanced                                                                                    2,429,619
           Enterprise                                                                                  4,998,555
           Flexible Bond                                                                                 751,610
           Forty Portfolio                                                                             1,546,210
           Global Research                                                                               500,718
           Global Technology                                                                             138,453
           Janus Portfolio                                                                             6,199,580
           Mid Cap Value                                                                                  98,686
           Overseas                                                                                      198,140

     Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
           Balanced (Service Shares)                                                                     499,248
           Global Research (Service Shares)                                                               42,373
           Mid Cap Value (Service Shares)                                                                591,204
           Overseas (Service Shares)                                                                     656,103

     Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
           Emerging Markets Equity                                                                       161,999

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                                    Purchases
                                                                                                  --------------
     Investments in the Legg Mason Partners Variable Portfolios I, Inc. Sub-Accounts:
           Legg Mason ClearBridge Variable Large Cap Value Class I                                $      306,739
           Legg Mason Western Asset Variable Global High Yield Bond                                      245,749

     Investments in the MFS Variable Insurance Trust Sub-Accounts:
           MFS Growth                                                                                    535,928
           MFS High Yield Portfolio                                                                      131,313
           MFS Investors Growth Stock (*)                                                                101,430
           MFS Investors Trust                                                                           756,760
           MFS Mass Investors Growth Stock Series - Initial Class (*)                                  1,071,441
           MFS New Discovery                                                                             535,810
           MFS Research                                                                                  385,664
           MFS Total Return                                                                            1,013,292
           MFS Utilities                                                                                 671,796
           MFS Value                                                                                     291,343

     Investments in the MFS Variable Insurance Trust (Service Class) Sub-Account:
           MFS New Discovery Series (Service Class)                                                      311,070

     Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
           Oppenheimer Conservative Balance Fund (*)                                                      72,281
           Oppenheimer Core Bond                                                                          39,476
           Oppenheimer Discovery MidCap Growth                                                           343,823
           Oppenheimer Equity Income                                                                     105,983
           Oppenheimer Global                                                                            205,380
           Oppenheimer Global Strategic Income                                                            61,906
           Oppenheimer Main Street Small Cap                                                           1,956,289

     (*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                                    Purchases
                                                                                                  --------------
     Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
           Oppenheimer Global (SS)                                                                $      990,108
           Oppenheimer Main Street Small Cap (SS)                                                      1,110,985

     Investments in the Panorama Series Fund, Inc. Sub-Account:
           Oppenheimer International Growth                                                              327,020

     Investments in the Panorama Series Fund, Inc. (Service Class ("SC")) Sub-Accounts:
           Oppenheimer International Growth (SC)                                                         538,866

     Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
           Foreign Bond                                                                                  520,801
           Money Market                                                                                  534,529
           PIMCO Real Return                                                                             359,615
           PIMCO Total Return                                                                          1,411,771

     Investments in the Putnam Variable Trust Sub-Account:
           VT International Value Fund                                                                   192,410

     Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
           VT High Yield (Class IA)                                                                      103,629
           VT International Value Fund (Class IA)                                                         93,873

     Investments in the Rydex Variable Trust Sub-Account:
           Guggenheim VT U.S. Long Short Equity Fund                                                      93,695

     Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
           T. Rowe Price Blue Chip Growth                                                                196,583
           T. Rowe Price Equity Income                                                                 1,464,674
           T. Rowe Price Mid-Cap Growth                                                                1,600,618
           T. Rowe Price New America Growth                                                              527,117

     Investments in the T. Rowe Price International Series, Inc. Sub-Account:
           T. Rowe Price International Stock                                                             588,366

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                                    Purchases
                                                                                                  --------------
     Investments in the The Alger Portfolios Sub-Accounts:
           Alger Balanced Class I-2                                                               $       56,662
           Alger Capital Appreciation Class I-2                                                        3,197,490
           Alger Growth and Class I-2                                                                    155,742
           Alger Large Cap Growth Class I-2                                                            1,586,869
           Alger MidCap Growth Class I-2                                                                 745,906
           Alger SmallCap Growth Class I-2                                                             2,041,383

     Investments in the The Institutional Funds, Inc Sub-Accounts:
           Morgan Stanley UIF Emerging Markets Class I                                                    56,110
           Morgan Stanley UIF Growth Class I                                                             631,538
           Morgan Stanley UIF U.S. Real Estate Class I                                                   319,148

     Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
           Van Eck Worldwide Emerging Markets                                                            762,584
           Van Worldwide Hard Assets                                                                     437,612
           Van Eck Worldwide Multi-Manager Alternatives (*)                                               25,885

     Investments in the Wells Fargo Variable Trust Sub-Accounts:
           Wells Fargo VT Advantage Discovery                                                          1,074,536
           Wells Fargo VT Advantage Opportunity                                                          839,382
                                                                                                  --------------
                                                                                                  $   95,875,866
                                                                                                  ==============

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2015.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS

     A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2015.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     *INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

     Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.

     **EXPENSE RATIO - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.

     *** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                      Investor's Select Policies
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                        Deutsche Variable Series I - Deutsche Bond VIP Class A
          2015                  47  $        20.40  $          968              3.00%          0.70%           -0.99%
          2014                  55           20.60           1,134              3.53           0.70             5.89
          2013                  56           19.46           1,094              3.58           0.70             7.02
          2012                  63           20.20           1,272              3.99           0.70             4.95
          2011                  78           18.88           1,476              4.03           0.70             6.05

                               Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
          2015                  22           15.21             330              3.21           0.70            -2.13
          2014                  17           15.54             268              3.07           0.70             3.11
          2013                  18           15.07             278              2.07           0.70            12.19
          2012                  24           13.01             316              1.63           0.70            -2.11
          2011                  29           11.60             337              1.55           0.70            10.45

                            Federated Insurance Series - Federated Fund for U.S. Government Securities II
          2015                  53           23.17           1,237              2.70           0.70            -0.18
          2014                  57           23.21           1,330              2.80           0.70             3.89
          2013                  61           22.34           1,354              3.27           0.70             2.26
          2012                  71           22.97           1,640              3.47           0.70             5.04
          2011                  87           22.46           1,952              3.70           0.70             4.43

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Investor's Select Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                   Federated Insurance Series - Federated High Income Bond Fund II
          2015                  60  $        33.83  $        2,045              6.13%          0.70%           -3.25%
          2014                  74           34.97           2,587              5.83           0.70             1.98
          2013                  87           34.29           2,967              6.72           0.70            13.90
          2012                  98           32.27           3,176              8.09           0.70             4.44
          2011                 107           28.34           3,045              8.85           0.70            13.93

                                  Federated Insurance Series - Federated Managed Volatility Fund II
          2015                  44           27.10           1,203              4.79           0.70            -8.20
          2014                  51           29.52           1,492              3.00           0.70             3.19
          2013                  49           28.60           1,408              2.90           0.70            12.76
          2012                  56           23.66           1,314              3.17           0.70             4.04
          2011                  59           20.98           1,242              3.86           0.70            11.30

                                    Fidelity Variable Insurance Products Fund - VIP Asset Manager
          2015                 141           31.14           4,400              1.60           0.70            -0.56
          2014                 153           31.31           4,796              1.52           0.70             5.09
          2013                 168           29.79           4,998              1.58           0.70            11.70
          2012                 178           25.93           4,619              1.56           0.70            -3.24
          2011                 195           23.21           4,522              1.96           0.70            13.47

                                      Fidelity Variable Insurance Products Fund - VIP Contrafund
          2015                 351           51.08          17,950              1.04           0.70            -0.03
          2014                 380           51.09          19,391              0.95           0.70            11.16
          2013                 421           45.96          19,334              1.08           0.70            15.60
          2012                 468           35.26          16,483              1.37           0.70            -3.20
          2011                 525           30.50          16,007              1.02           0.70            16.40

                                    Fidelity Variable Insurance Products Fund - VIP Equity-Income
          2015                 301           46.02          13,845              3.16           0.70            -4.63
          2014                 333           48.26          16,068              2.83           0.70             7.96
          2013                 369           44.70          16,483              2.55           0.70            16.49
          2012                 397           35.13          13,951              3.13           0.70             0.27
          2011                 453           30.16          13,655              2.54           0.70            14.35

                                        Fidelity Variable Insurance Products Fund - VIP Growth
          2015                 344           49.43          16,994              0.26           0.70             6.43
          2014                 374           46.45          17,369              0.19           0.70            10.52
          2013                 400           42.02          16,812              0.29           0.70            13.89
          2012                 441           31.04          13,696              0.63           0.70            -0.50
          2011                 487           27.26          13,279              0.38           0.70            23.31

                                       Fidelity Variable Insurance Products Fund - VIP Index 500
          2015                 230           22.33           5,141              1.97           0.70             0.63
          2014                 257           22.19           5,699              1.59           0.70            12.78
          2013                 331           19.67           6,512              1.98           0.70            15.10
          2012                 110           14.98           1,650              2.13           0.70             1.33
          2011                 164           13.02           2,136              2.00           0.70            14.22

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Investor's Select Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                     Fidelity Variable Insurance Products Fund - VIP Money Market
          2015                 242  $        15.89  $        3,853              0.03%          0.70%           -0.67%
          2014                 248           16.00           3,961              0.01           0.70            -0.69
          2013                 269           16.11           4,339              0.03           0.70            -0.56
          2012                 630           16.22          10,227              0.13           0.70            -0.59
          2011                 338           16.31           5,506              0.11           0.70            -0.46

                                       Fidelity Variable Insurance Products Fund - VIP Overseas
          2015                 141           24.84           3,494              1.40           0.70             2.90
          2014                 143           24.14           3,446              1.33           0.70            -8.72
          2013                 156           26.45           4,128              1.35           0.70            19.90
          2012                 183           20.42           3,733              1.94           0.70           -17.74
          2011                 225           17.03           3,832              1.45           0.70            12.33

                                          Ibbotson - Aggressive Growth ETF Asset Allocation
          2015                   4           18.82              82              1.58           0.70            -3.32
          2014                   4           19.47              83              1.25           0.70             4.01
          2013                   3           18.72              61              1.38           0.70            13.66
          2012                   3           15.90              52              1.50           0.70            -5.51
          2011                   2           13.99              31              1.33           0.70            14.78

                                               Ibbotson - Balanced ETF Asset Allocation
          2015                  51           16.43             846              1.71           0.70            -2.65
          2014                  54           16.88             917              1.38           0.70             4.06
          2013                  63           16.22           1,025              1.80           0.70            10.23
          2012                  62           14.56             896              2.24           0.70            -1.25
          2011                  31           13.21             407              1.43           0.70            11.07

                                             Ibbotson - Conservative ETF Asset Allocation
          2015                   2           12.76              30              1.56           0.70            -1.65
          2014                   2           12.97              30              1.24           0.70             2.38
          2013                   2           12.67              28              1.34           0.70             4.74
          2012                  14           12.41             177              1.78           0.70             2.70
          2011                   2           11.85              24              1.43           0.70             5.92

                                                Ibbotson - Growth ETF Asset Allocation
          2015                  14           18.08             250              1.59           0.70            -2.90
          2014                   9           18.62             173              1.28           0.70             4.11
          2013                   9           17.88             154              1.58           0.70            12.45
          2012                   8           15.42             124              1.73           0.70            -4.18
          2011                   8           13.71             107              1.46           0.70            13.39

                                          Ibbotson - Income and Growth ETF Asset Allocation
          2015                   9           14.42             128              1.96           0.70            -2.21
          2014                   4           14.75              66              1.51           0.70             2.90
          2013                   5           14.33              71              1.86           0.70             7.42
          2012                   4           13.41              52              2.34           0.70             0.66
          2011                   4           12.49              48              1.16           0.70             8.28

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Investor's Select Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                             Invesco Funds - Invesco V.I. American Value
          2015                  75  $       24.39   $        1,831              0.32%          0.70%           -9.76%
          2014                  83           27.02           2,235              0.45           0.70             8.99
          2013                 103           24.80           2,550              0.68           0.70            16.49
          2012                 120           18.60           2,240              0.72           0.70             0.22
          2011                 192           15.96           3,071              0.72           0.70            21.39

                                            Invesco Funds - Invesco V.I. Value Opportunity
          2015                  24           13.66             334              2.74           0.70           -11.03
          2014                  25           15.35             381              1.37           0.70             5.88
          2013                  25           14.50             366              1.49           0.70            16.88
          2012                  26           10.92             284              1.55           0.70            -3.72
          2011                  31            9.34             292              0.90           0.70             6.60

                                      Invesco Funds (Class II) - Invesco V.I. Growth and Income
          2015                  79           21.33           1,679              2.52           0.70            -3.99
          2014                  86           22.22           1,912              1.47           0.70             9.20
          2013                 106           20.35           2,147              1.32           0.70            13.55
          2012                 122           15.32           1,864              1.30           0.70            -2.94
          2011                 140           13.49           1,889              1.05           0.70            11.41

                                        Invesco Funds (Class II) - Invesco V.I. Mid Cap Growth
          2015                  32           22.62             733              0.00           0.70             0.34
          2014                  33           22.54             747              0.00           0.70             6.94
          2013                  42           21.08             880              0.23           0.70            10.85
          2012                  43           15.54             666              0.00           0.70            -9.99
          2011                  57           14.02             797              0.00           0.70            26.39

                                                    Janus Aspen Series - Balanced
          2015                 196           62.66          12,286              1.88           0.70            -0.08
          2014                 211           62.71          13,203              1.75           0.70             7.75
          2013                 229           58.20          13,355              1.54           0.70            12.83
          2012                 236           48.78          11,536              2.88           0.70             0.93
          2011                 266           43.24          11,514              2.41           0.70             7.63

                                                   Janus Aspen Series - Enterprise
          2015                 240           65.31          15,639              0.89           0.70             3.30
          2014                 258           63.22          16,304              0.16           0.70            11.74
          2013                 284           56.58          16,079              0.52           0.70            16.47
          2012                 308           43.04          13,257              0.00           0.70            -2.11
          2011                 344           36.95          12,697              0.00           0.70            24.97

                                                  Janus Aspen Series - Flexible Bond
          2015                  41           35.20           1,461              2.34           0.70            -0.48
          2014                  48           35.37           1,708              3.33           0.70             4.20
          2013                  47           33.94           1,600              2.41           0.70             7.58
          2012                  63           34.22           2,148              3.45           0.70             6.00
          2011                  59           31.81           1,880              4.07           0.70             7.22

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Investor's Select Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                                Janus Aspen Series - Forty Portfolio
          2015                  19  $        28.99  $          554              1.24%          0.70%           11.44%
          2014                  16           26.01             422              0.15           0.70             7.97
          2013                  16           24.09             378              0.69           0.70            23.29
          2012                  22           18.49             413              0.75           0.70            -7.34
          2011                  18           14.99             277              0.38           0.70             6.01

                                                 Janus Aspen Series - Global Research
          2015                 316           38.06          12,046              0.67           0.70            -2.97
          2014                 336           39.22          13,164              1.08           0.70             6.69
          2013                 368           36.76          13,527              1.21           0.70            19.24
          2012                 396           28.83          11,427              0.88           0.70           -14.34
          2011                 457           24.17          11,057              0.60           0.70            15.03

                                                 Janus Aspen Series - Janus Portfolio
          2015                 314           45.18          14,169              0.65           0.70             4.61
          2014                 340           43.19          14,699              0.36           0.70            12.21
          2013                 367           38.49          14,136              0.78           0.70            17.76
          2012                 392           29.74          11,661              0.58           0.70            -5.96
          2011                 426           25.25          10,748              0.58           0.70            13.72

                                    Janus Aspen Series (Service Shares) - Overseas (Service Shares)
          2015                  62            7.04             434              0.52           0.70            -9.44
          2014                  77            7.78             597              3.06           0.70           -12.71
          2013                  89            8.91             789              2.99           0.70            12.39
          2012                 130            7.85           1,020              0.63           0.70           -32.81
          2011                 234            6.99           1,635              0.38           0.70            24.15

                   Legg Mason Partners Variable Portfolios I, Inc. - Legg Mason ClearBridge Variable Large Cap Value
                                                                Class I
          2015                  22           20.53             446              1.44           0.70            -3.55
          2014                  24           21.29             515              2.08           0.70            10.93
          2013                  34           19.19             646              1.75           0.70            15.69
          2012                  24           14.60             346              2.10           0.70             4.22
          2011                  26           12.62             324              2.95           0.70             8.70

                       MFS Variable Insurance Trust (Service Class) - MFS New Discovery Series (Service Class)
          2015                  30           21.83             651              0.00           0.70            -2.83
          2014                  32           22.47             710              0.00           0.70            -8.14
          2013                  42           24.46           1,016              0.00           0.70            20.05
          2012                  41           17.44             715              0.00           0.70           -11.12
          2011                  44           14.53             642              0.00           0.70            34.99

                 Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap (SS)
          2015                  51           27.12           1,386              0.65           0.70            -6.75
          2014                  56           29.08           1,634              0.63           0.70            10.88
          2013                  81           26.23           2,125              0.76           0.70            16.85
          2012                  98           18.78           1,835              0.35           0.70            -3.06
          2011                 186           16.08           2,995              0.42           0.70            22.20

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                Investor's Select Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                                   At December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**         Return**
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                       Panorama Series Fund, Inc. (Service Class ("SC")) - Oppenheimer International Growth (SC)
          2015                  85  $        22.68  $        1,918              1.03%          0.70%            2.39%
          2014                  84           22.16           1,861              0.96           0.70            -7.80
          2013                  94           24.03           2,260              1.09           0.70            20.83
          2012                 102           19.25           1,973              1.07           0.70            -8.25
          2011                 113           15.93           1,802              0.77           0.70            13.82

                                              PIMCO Variable Insurance Trust - Foreign Bond
          2015                  38           18.90             716              2.99           0.70            -0.41
          2014                  49           18.98             926              1.84           0.70            10.40
          2013                  67           17.19           1,159              1.83           0.70            10.09
          2012                  96           17.22           1,655              2.25           0.70             6.02
          2011                 105           15.65           1,647              1.86           0.70             7.73

                                           PIMCO Variable Insurance Trust - PIMCO Total Return
          2015                 123           18.59           2,279              4.94           0.70            -0.25
          2014                 142           18.64           2,650              2.19           0.70             3.72
          2013                 197           17.97           3,534              2.17           0.70             8.85
          2012                 251           18.49           4,633              2.63           0.70             2.89
          2011                 265           16.99           4,503              2.61           0.70             7.35

                                           Putnam Variable Trust - VT International Value Fund
          2015                  32           16.15             508              1.37           0.70            -2.68
          2014                  40           16.60             658              1.35           0.70           -10.12
          2013                  37           18.47             678              2.56           0.70            20.85
          2012                  41           15.22             619              3.32           0.70           -14.38
          2011                  54           12.59             679              2.70           0.70             6.38

                              The Universal Institutional Funds, Inc - Morgan Stanley UIF Growth Class I
          2015                  25           29.90             749              0.00           0.70            11.46
          2014                  27           26.83             722              0.00           0.70             5.62
          2013                  30           25.40             750              0.42           0.70            13.58
          2012                  27           17.28             462              0.00           0.70            -3.48
          2011                  29           15.21             439              0.12           0.70            22.00

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                         Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                        Deutsche Investments Variable Insurance Trust - Deutsche Equity 500 Index VIP Class A
          2015                  98  $        31.05  $        3,041              1.63%          0.00%            1.13%
          2014                 102           30.70           3,122              1.83           0.00            13.39
          2013                 109           27.07           2,962              0.00           0.00            31.93
          2012                 115           20.52           2,360              1.79           0.00            15.70
          2011                 118           17.74           2,094              1.69           0.00             1.83

                         Deutsche Investments Variable Insurance Trust - Deutsche Small Cap Index VIP Class A
          2015                  30           35.96           1,072              1.04           0.00            -4.60
          2014                  30           37.69           1,123              0.93           0.00             4.74
          2013                  31           35.98           1,117              1.67           0.00            38.64
          2012                  32           25.95             828              0.88           0.00            16.25
          2011                  31           22.33             685              0.88           0.00            -4.41

                                        Deutsche Variable Series I - Deutsche Bond VIP Class A
          2015                 234           18.17           4,238              3.00           0.00            -0.29
          2014                 241           18.22           4,397              3.53           0.00             6.63
          2013                 245           17.09           4,187              3.58           0.00            -3.30
          2012                 254           17.62           4,476              3.99           0.00             7.77
          2011                 336           16.35           5,498              4.03           0.00             5.68

                                    Deutsche Variable Series I - Deutsche Core Equity VIP Class A
          2015                  92           22.59           2,087              0.84           0.00             5.25
          2014                  97           21.46           2,079              1.03           0.00            11.82
          2013                 103           19.19           1,968              1.46           0.00            37.33
          2012                 111           13.98           1,555              1.32           0.00            15.81
          2011                 117           12.07           1,406              1.32           0.00            -0.14

                                  Deutsche Variable Series I - Deutsche Global Small Cap VIP Class A
          2015                 108           38.34           4,149              1.01           0.00             1.16
          2014                 120           37.90           4,567              0.88           0.00            -4.13
          2013                 140           39.53           5,552              0.63           0.00            35.94
          2012                 150           29.08           4,356              0.71           0.00            15.37
          2011                 170           25.21           4,297              1.64           0.00            -9.90

                                   Deutsche Variable Series I - Deutsche International VIP Class A
          2015                 119           12.59           1,499              4.29           0.00            -5.48
          2014                 128           13.32           1,703              1.80           0.00           -11.76
          2013                 130           15.09           1,965              4.85           0.00            20.23
          2012                 174           12.55           2,185              1.95           0.00            20.65
          2011                 150           10.40           1,561              1.89           0.00           -16.67

                               Deutsche Variable Series II - Deutsche Global Income Builder VIP Class A
          2015                 203           16.38           3,332              3.21           0.00            -1.44
          2014                 207           16.62           3,441              3.07           0.00             3.83
          2013                 215           16.01           3,441              2.07           0.00            16.63
          2012                 230           13.73           3,153              1.63           0.00            12.98
          2011                 244           12.15           2,961              1.55           0.00            -1.42

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                            Federated Insurance Series - Federated Fund for U.S. Government Securities II
          2015                 247  $        20.59  $        5,071              2.70%          0.00%            0.52%
          2014                 262           20.48           5,373              2.80           0.00             4.62
          2013                 239           19.58           4,679              3.27           0.00            -2.05
          2012                 278           19.99           5,540              3.47           0.00             2.98
          2011                 351           19.41           6,814              3.70           0.00             5.78

                                   Federated Insurance Series - Federated High Income Bond Fund II
          2015                 209           25.18           5,259              6.13           0.00            -2.57
          2014                 232           25.85           6,003              5.83           0.00             2.69
          2013                 229           25.17           5,771              6.72           0.00             6.99
          2012                 246           23.53           5,783              8.09           0.00            14.70
          2011                 272           20.51           5,576              8.85           0.00             5.17

                                  Federated Insurance Series - Federated Managed Volatility Fund II
          2015                  82           18.36           1,506              4.79           0.00            -7.56
          2014                 117           19.86           2,322              3.00           0.00             3.91
          2013                  90           19.11           1,717              2.90           0.00            21.74
          2012                  91           15.70           1,444              3.17           0.00            13.55
          2011                  97           13.83           1,345              3.86           0.00             4.77

                                    Fidelity Variable Insurance Products Fund - VIP Asset Manager
          2015                 193           23.00           4,438              1.60           0.00             0.14
          2014                 198           22.97           4,554              1.52           0.00             5.83
          2013                 200           21.70           4,339              1.58           0.00            15.71
          2012                 205           18.76           3,851              1.56           0.00            12.48
          2011                 217           16.67           3,617              1.96           0.00            -2.56

                                      Fidelity Variable Insurance Products Fund - VIP Contrafund
          2015               1,356           37.17          50,399              1.04           0.00             0.67
          2014               1,459           36.93          53,892              0.95           0.00            11.94
          2013               1,573           32.99          51,902              1.08           0.00            31.29
          2012               1,670           25.13          41,971              1.37           0.00            16.42
          2011               1,798           21.58          38,797              1.02           0.00            -2.53

                                    Fidelity Variable Insurance Products Fund - VIP Equity-Income
          2015                 757           25.34          19,184              3.16           0.00            -3.96
          2014                 808           26.38          21,306              2.83           0.00             8.72
          2013                 847           24.27          20,546              2.55           0.00            28.15
          2012                 902           18.94          17,083              3.13           0.00            17.31
          2011                 942           16.14          15,206              2.54           0.00             0.97

                                        Fidelity Variable Insurance Products Fund - VIP Growth
          2015               1,062           25.50          27,077              0.26           0.00             7.17
          2014               1,134           23.79          26,968              0.19           0.00            11.30
          2013               1,218           21.38          26,033              0.29           0.00            36.34
          2012               1,309           15.68          20,516              0.63           0.00            14.69
          2011               1,376           13.67          18,812              0.38           0.00             0.20

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                      Fidelity Variable Insurance Products Fund - VIP Index 500
          2015               1,967  $        25.58  $       50,328              1.97%          0.00%            1.33%
          2014               2,134           25.25          53,864              1.59           0.00            13.57
          2013               2,305           22.23          51,235              1.98           0.00            32.24
          2012               2,467           16.81          41,468              2.13           0.00            15.92
          2011               2,609           14.50          37,837              2.00           0.00             2.04

                                Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
          2015                 301           17.10           5,150              2.62           0.00            -0.60
          2014                 311           17.21           5,358              2.23           0.00             5.83
          2013                 315           16.26           5,119              2.38           0.00            -1.78
          2012                 331           16.55           5,476              2.42           0.00             5.90
          2011                 327           15.63           5,110              3.46           0.00             7.33

                                     Fidelity Variable Insurance Products Fund - VIP Money Market
          2015               1,355           14.65          19,844              0.03           0.00             0.03
          2014               1,250           14.64          18,304              0.01           0.00             0.01
          2013               1,318           14.64          19,304              0.03           0.00             0.03
          2012               1,431           14.64          20,940              0.13           0.00             0.14
          2011               1,519           14.62          22,202              0.11           0.00             0.11

                                       Fidelity Variable Insurance Products Fund - VIP Overseas
          2015                 562           20.53          11,545              1.40           0.00             3.63
          2014                 583           19.81          11,545              1.33           0.00            -8.08
          2013                 614           21.56          13,231              1.35           0.00            30.44
          2012                 656           16.53          10,837              1.94           0.00            20.74
          2011                 651           13.69           8,917              1.45           0.00           -17.16

                                           Ibbotson - Aggressive Growth ETF Asset Allocation
          2015                  26           19.72             521              1.58           0.00            -2.65
          2014                  26           20.25             532              1.25           0.00             4.74
          2013                  24           19.34             457              1.38           0.00            18.53
          2012                  23           16.32             369              1.50           0.00            14.46
          2011                  15           14.26             221              1.33           0.00            -4.85

                                               Ibbotson - Balanced ETF Asset Allocation
          2015                 293           17.22           5,048              1.71           0.00            -1.97
          2014                 318           17.56           5,591              1.38           0.00             4.79
          2013                 371           16.76           6,212              1.80           0.00            12.19
          2012                 284           14.94           4,238              2.24           0.00            11.00
          2011                 105           13.46           1,415              1.43           0.00            -0.56

                                             Ibbotson - Conservative ETF Asset Allocation
          2015                  32           13.37             430              1.56           0.00            -0.96
          2014                  26           13.50             350              1.24           0.00             3.10
          2013                  33           13.09             429              1.34           0.00             2.77
          2012                  38           12.74             487              1.78           0.00             5.48
          2011                  32           12.08             386              1.43           0.00             3.42

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                                Ibbotson - Growth ETF Asset Allocation
          2015                 154  $        18.94  $        2,917              1.59%          0.00%           -2.22%
          2014                 164           19.37           3,186              1.28           0.00             4.85
          2013                 171           18.47           3,160              1.58           0.00            16.78
          2012                  97           15.82           1,528              1.73           0.00            13.24
          2011                  37           13.97             515              1.46           0.00            -3.50

                                          Ibbotson - Income and Growth ETF Asset Allocation
          2015                  46           15.11             695              1.96           0.00            -1.52
          2014                  52           15.34             799              1.51           0.00             3.63
          2013                  48           14.81             709              1.86           0.00             7.58
          2012                  48           13.76             664              2.34           0.00             8.18
          2011                  30           12.72             382              1.16           0.00             1.37

                          Invesco Funds - Invesco V.I. American Franchise (Fund launched on April 27, 2012)
          2015                 121           15.56           1,878              0.00           0.00             5.01
          2014                 126           14.82           1,870              0.04           0.00             8.44
          2013                 137           13.66           1,868              0.43           0.00            40.14
          2012                 139            9.75           1,354              0.00           0.00            -2.50

                                             Invesco Funds - Invesco V.I. American Value
          2015                 275           26.46           7,276              0.32           0.00            -9.13
          2014                 291           29.12           8,484              0.45           0.00             9.75
          2013                 311           26.53           8,243              0.68           0.00            34.27
          2012                 326           19.76           6,436              0.72           0.00            17.31
          2011                 392           16.85           6,596              0.72           0.00             0.92

                                               Invesco Funds - Invesco V.I. Core Equity
          2015                  36           17.37             625              1.15           0.00            -5.77
          2014                  36           18.44             665              0.86           0.00             8.15
          2013                  38           17.05             639              1.44           0.00            29.25
          2012                  36           13.19             481              0.99           0.00            13.88
          2011                  40           11.58             460              1.01           0.00            -0.06

                         Invesco Funds - Invesco V.I. Government Securities (Fund launched on April 29, 2011)
          2015                  88           11.14             979              2.19           0.00             0.34
          2014                  87           11.10             971              3.20           0.00             4.14
          2013                  91           10.66             968              3.67           0.00            -2.62
          2012                  89           10.95             976              3.21           0.00             2.48
          2011                  86           10.68             920              0.00           0.00             6.84

                                    Invesco Funds - Invesco V.I. Growth and Income Fund - Series I
          2015                 138           31.18           4,330              2.97           0.00            -3.06
          2014                 145           32.17           4,660              1.80           0.00            10.28
          2013                 151           29.17           4,412              1.55           0.00            34.08
          2012                 163           21.75           3,550              1.56           0.00            14.63
          2011                 167           18.98           3,167              1.30           0.00            -2.01

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                         Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                Invesco Funds - Invesco V.I. High Yield (Fund launched April 29, 2011)
          2015                  31  $        11.90  $          367              5.66%          0.00%           -3.17%
          2014                  30           12.29             368              4.54           0.00             1.73
          2013                  32           12.08             389              5.10           0.00             7.01
          2012                  31           11.29             354              5.19           0.00            17.17
          2011                  30            9.64             294              0.00           0.00            -3.63

                                           Invesco Funds - Invesco V.I. Mid Cap Core Equity
          2015                 100           20.43           2,048              0.35           0.00            -4.03
          2014                 103           21.29           2,201              0.04           0.00             4.43
          2013                 108           20.39           2,198              0.71           0.00            28.81
          2012                 119           15.83           1,878              0.07           0.00            10.96
          2011                 123           14.26           1,753              0.31           0.00            -6.38

                                            Invesco Funds - Invesco V.I. Value Opportunity
          2015                 329           14.82           4,865              2.74           0.00           -10.40
          2014                 339           16.54           5,603              1.37           0.00             6.62
          2013                 376           15.51           5,835              1.49           0.00            33.75
          2012                 397           11.60           4,600              1.55           0.00            17.70
          2011                 411            9.85           4,046              0.90           0.00            -3.05

                                      Invesco Funds (Class II) - Invesco V.I. Growth and Income
          2015                 137           23.47           3,225              2.52           0.00            -3.31
          2014                 156           24.28           3,792              1.47           0.00             9.97
          2013                 171           22.08           3,782              1.32           0.00            33.77
          2012                 169           16.51           2,788              1.30           0.00            14.35
          2011                 192           14.43           2,774              1.05           0.00            -2.26

                                        Invesco Funds (Class II) - Invesco V.I. Mid Cap Growth
          2015                 122           24.54           2,986              0.00           0.00             1.04
          2014                 127           24.29           3,076              0.00           0.00             7.69
          2013                 150           22.56           3,377              0.23           0.00            36.60
          2012                 137           16.51           2,273              0.00           0.00            11.63
          2011                 149           14.79           2,204              0.00           0.00            -9.36

                                                    Janus Aspen Series  - Balanced
          2015                 507           36.90          18,704              1.88           0.00             0.62
          2014                 546           36.67          20,012              1.75           0.00             8.51
          2013                 577           33.79          19,504              1.54           0.00            20.15
          2012                 607           28.13          17,080              2.88           0.00            13.62
          2011                 651           24.75          16,124              2.41           0.00             1.64

                                                   Janus Aspen Series  - Enterprise
          2015                 565           38.59          21,793              0.89           0.00             4.03
          2014                 613           37.10          22,752              0.16           0.00            12.52
          2013                 671           32.97          22,122              0.52           0.00            32.38
          2012                 725           24.91          18,049              0.00           0.00            17.29
          2011                 794           21.23          16,870              0.00           0.00            -1.42

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                                  Janus Aspen Series - Flexible Bond
          2015                 210  $        26.22  $        5,494              2.34%          0.00%            0.22%
          2014                 220           26.16           5,756              3.33           0.00             4.94
          2013                 204           24.93           5,089              2.41           0.00            -0.14
          2012                 215           24.97           5,366              3.45           0.00             8.34
          2011                 271           23.05           6,248              4.07           0.00             6.74

                                                 Janus Aspen Series - Forty Portfolio
          2015                 124           31.45           3,886              1.24           0.00            12.22
          2014                 138           28.03           3,859              0.15           0.00             8.73
          2013                 141           25.78           3,627              0.69           0.00            31.23
          2012                 143           19.64           2,810              0.75           0.00            24.16
          2011                 143           15.82           2,270              0.38           0.00            -6.69

                                                 Janus Aspen Series - Global Research
          2015                 709           18.90          13,389              0.67           0.00            -2.29
          2014                 760           19.34          14,693              1.08           0.00             7.44
          2013                 809           18.00          14,561              1.21           0.00            28.43
          2012                 863           14.01          12,093              0.88           0.00            20.08
          2011                 913           11.67          10,661              0.60           0.00           -13.74

                                                 Janus Aspen Series - Janus Portfolio
          2015                 651           24.47          15,940              0.65           0.00             5.35
          2014                 716           23.23          16,624              0.36           0.00            12.99
          2013                 775           20.55          15,923              0.78           0.00            30.34
          2012                 836           15.77          13,187              0.58           0.00            18.59
          2011                 898           13.30          11,943              0.58           0.00            -5.30

                                   Janus Aspen Series (Service Shares) - Balanced (Service Shares)
          2015                 222           28.25           6,280              1.64           0.00             0.41
          2014                 238           28.13           6,683              1.56           0.00             8.24
          2013                 237           25.99           6,158              1.34           0.00            19.80
          2012                 241           21.69           5,227              2.59           0.00            13.37
          2011                 246           19.14           4,708              2.25           0.00             1.35

                                Janus Aspen Series (Service Shares) - Global Research (Service Shares)
          2015                  37           23.14             855              0.56           0.00            -2.53
          2014                  39           23.74             922              0.97           0.00             7.18
          2013                  40           22.15             895              1.09           0.00            28.08
          2012                  40           17.29             695              0.80           0.00            19.86
          2011                  42           14.43             599              0.52           0.00           -13.99

                                 Janus Aspen Series (Service Shares) - Mid Cap Value (Service Shares)
          2015                 150           24.22           3,634              1.05           0.00            -3.69
          2014                 160           25.15           4,030              1.25           0.00             8.44
          2013                 168           23.19           3,904              1.15           0.00            25.81
          2012                 165           18.44           3,043              0.86           0.00            10.79
          2011                 164           16.64           2,724              0.60           0.00            -2.98

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                   Janus Aspen Series (Service Shares) - Overseas (Service Shares)
          2015                 540  $         7.39  $        3,995              0.52%          0.00%           -8.80%
          2014                 562            8.11           4,556              3.06           0.00           -12.10
          2013                 579            9.22           5,343              2.99           0.00            14.28
          2012                 614            8.07           4,952              0.63           0.00            13.18
          2011                 625            7.13           4,454              0.38           0.00           -32.34

                                       Lazard Retirement Series Inc. - Emerging Markets Equity
          2015                  28           41.52           1,147              1.13           0.00           -20.05
          2014                  29           51.94           1,500              1.71           0.00            -4.64
          2013                  30           54.46           1,646              1.35           0.00            -1.24
          2012                  31           55.15           1,726              1.60           0.00            22.05
          2011                  32           45.19           1,451              1.84           0.00           -18.00

                   Legg Mason Partners Variable Portfolios I, Inc - Legg Mason ClearBridge Variable Large Cap Value
                                                               Class I
          2015                 112           22.28           2,506              1.44           0.00            -2.87
          2014                 121           22.94           2,786              2.08           0.00            11.71
          2013                  76           20.53           1,560              1.75           0.00            32.37
          2012                  79           15.51           1,229              2.10           0.00            16.50
          2011                 107           13.31           1,422              2.95           0.00             4.95

                    Legg Mason Partners Variable Portfolios I, Inc - Legg Mason Western Assets Variable Global High
                                                              Yield Bond
          2015                 104           18.67           1,940              6.26           0.00            -5.84
          2014                 108           19.83           2,139              7.18           0.00            -1.15
          2013                 115           20.06           2,316              5.90           0.00             6.27
          2012                 122           18.88           2,306              7.53           0.00            18.33
          2011                 124           15.95           1,972              8.16           0.00             1.71

                                              MFS Variable Insurance Trust - MFS Growth
          2015                 267           28.93           7,731              0.15           0.00             7.56
          2014                 309           26.89           8,321              0.10           0.00             8.94
          2013                 339           24.68           8,365              0.23           0.00            36.85
          2012                 366           18.04           6,609              0.00           0.00            17.39
          2011                 396           15.37           6,092              0.20           0.00            -0.32

                      MFS Variable Insurance Trust - MFS High Yield Portfolio (Fund launched on August 16, 2013)
          2015                  94           10.24             962              7.29           0.00            -4.22
          2014                  95           10.69           1,019              6.04           0.00             2.81
          2013                  99           10.40           1,031              4.72           0.00             4.02

                    MFS Variable Insurance Trust - MFS Investors Growth Stock (Fund ceased operations on March 27,
                                                                2015)
          2015                   -           23.61               -              1.65           0.00             1.35
          2014                  42           23.30             978              0.51           0.00            11.45
          2013                  45           20.90             940              0.62           0.00            30.29
          2012                  47           16.04             748              0.47           0.00            16.97
          2011                  46           13.71             634              0.56           0.00             0.58

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                          MFS Variable Insurance Trust - MFS Investors Trust
          2015                 214  $        23.40  $        5,005              0.90%          0.00%            0.22%
          2014                 242           23.35           5,658              0.94           0.00            11.01
          2013                 254           21.03           5,340              1.10           0.00            32.05
          2012                 274           15.93           4,369              0.94           0.00            19.18
          2011                 298           13.36           3,977              0.95           0.00            -2.18

                        MFS Variable Insurance Trust - MFS Mass Investors Growth Stock Series - Initial Class
                                                    (Fund launched March 27, 2015)
          2015              97.541            9.86             962              1.01           0.00            -1.40

                                           MFS Variable Insurance Trust - MFS New Discovery
          2015                 205           41.41           8,508              0.00           0.00            -1.89
          2014                 226           42.21           9,539              0.00           0.00            -7.26
          2013                 249           45.51          11,314              0.00           0.00            41.52
          2012                 261           32.16           8,398              0.00           0.00            21.22
          2011                 280           26.53           7,432              0.00           0.00           -10.27

                                             MFS Variable Insurance Trust - MFS Research
          2015                 129           25.22           3,264              0.75           0.00             0.80
          2014                 139           25.02           3,483              0.82           0.00            10.20
          2013                 147           22.70           3,347              0.33           0.00            32.28
          2012                 154           17.16           2,649              0.81           0.00            17.27
          2011                 161           14.63           2,363              0.89           0.00            -0.45

                                           MFS Variable Insurance Trust - MFS Total Return
          2015                 421           27.70          11,670              2.64           0.00            -0.37
          2014                 449           27.80          12,480              1.87           0.00             8.50
          2013                 473           25.62          12,120              1.83           0.00            19.05
          2012                 489           21.52          10,525              2.82           0.00            11.26
          2011                 526           19.35          10,169              2.60           0.00             1.77

                                             MFS Variable Insurance Trust - MFS Utilities
          2015                  53           47.42           2,528              4.43           0.00           -14.52
          2014                  54           55.47           2,969              2.10           0.00            12.73
          2013                  57           49.21           2,801              2.37           0.00            20.52
          2012                  58           40.83           2,358              6.78           0.00            13.48
          2011                  61           35.98           2,187              3.41           0.00             6.78

                                               MFS Variable Insurance Trust - MFS Value
          2015                  79           25.11           1,980              2.35           0.00            -0.74
          2014                  82           25.30           2,068              1.50           0.00            10.51
          2013                  89           22.89           2,046              1.17           0.00            35.89
          2012                  94           16.85           1,579              1.68           0.00            16.26
          2011                  95           14.49           1,382              1.49           0.00            -0.30

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                               Oppenheimer Variable Account Funds - Oppenheimer Discovery MidCap Growth
          2015                  97  $        20.17  $        1,952              0.00%          0.00%            6.61%
          2014                  95           18.92           1,805              0.00           0.00             5.78
          2013                 102           17.88           1,824              0.01           0.00            35.98
          2012                 111           13.15           1,458              0.00           0.00            16.45
          2011                 113           11.29           1,274              0.00           0.00             1.10

                                Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
          2015                 213           41.22           8,794              0.90           0.00            -5.90
          2014                 227           43.81           9,931              0.84           0.00            11.93
          2013                 241           39.14           9,415              0.92           0.00            41.01
          2012                 258           27.75           7,165              0.58           0.00            17.99
          2011                 272           23.52           6,392              0.61           0.00            -2.21

                         Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Global (SS)
          2015                 382           23.84           9,110              1.11           0.00             3.67
          2014                 406           22.99           9,341              0.86           0.00             2.06
          2013                 416           22.53           9,375              1.16           0.00            26.99
          2012                 427           17.74           7,573              1.91           0.00            20.95
          2011                 419           14.67           6,141              1.08           0.00            -8.53

                    Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap
                                                                 (SS)
          2015                 128           29.84           3,809              0.65           0.00            -6.09
          2014                 133           31.78           4,218              0.63           0.00            11.65
          2013                 164           28.46           4,664              0.76           0.00            40.62
          2012                 199           20.24           4,035              0.35           0.00            17.67
          2011                 183           17.20           3,146              0.42           0.00            -2.38

                                    Panorama Series Fund, Inc. - Oppenheimer International Growth
          2015                  25           42.99           1,085              1.18           0.00             3.43
          2014                  29           41.57           1,209              1.19           0.00            -7.22
          2013                  29           44.80           1,297              1.34           0.00            25.87
          2012                  28           35.59             993              1.49           0.00            22.22
          2011                  31           29.12             891              0.96           0.00            -7.16

                                            PIMCO Variable Insurance Trust - Foreign Bond
          2015                 128           20.80           2,657              2.99           0.00             0.29
          2014                 143           20.74           2,972              1.84           0.00            11.17
          2013                 150           18.65           2,793              1.83           0.00             0.50
          2012                 175           18.56           3,247              2.25           0.00            10.86
          2011                 251           16.74           4,205              1.86           0.00             6.77

                                            PIMCO Variable Insurance Trust - Money Market
          2015                 215           11.74           2,522              0.01           0.00             0.02
          2014                 197           11.74           2,309              0.01           0.00             0.01
          2013                 196           11.74           2,295              0.06           0.00             0.06
          2012                 215           11.73           2,527              0.06           0.00             0.06
          2011                 228           11.72           2,678              0.06           0.00             0.06

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                          PIMCO Variable Insurance Trust - PIMCO Real Return
          2015                 202  $        16.23  $        3,276              4.20%          0.00%           -2.71%
          2014                 205           16.68           3,419              1.47           0.00             3.89
          2013                 215           16.06           3,453              1.70           0.00            -9.91
          2012                 224           17.83           3,995              1.07           0.00             8.76
          2011                 232           16.39           3,803              2.08           0.00            11.68

                                         PIMCO Variable Insurance Trust - PIMCO Total Return
          2015                 592           20.46          12,123              4.94           0.00             0.45
          2014                 633           20.37          12,901              2.19           0.00             4.45
          2013                 701           19.50          13,673              2.17           0.00            -2.11
          2012                 784           19.92          15,617              2.63           0.00             9.61
          2011                 843           18.17          15,315              2.61           0.00             3.61

                                         Putnam Variable Trust - VT International Value Fund
          2015                 111           17.78           1,978              1.37           0.00            -2.00
          2014                 121           18.14           2,192              1.35           0.00            -9.49
          2013                 123           20.04           2,461              2.56           0.00            22.21
          2012                 162           16.40           2,659              3.32           0.00            21.70
          2011                 214           13.47           2,889              2.70           0.00           -13.78

                                     Putnam Variable Trust (Class IA) - VT High Yield (Class IA)
          2015                  35           25.57             894              7.36           0.00            -5.14
          2014                  36           26.95             968              6.40           0.00             1.91
          2013                  39           26.45           1,030              6.97           0.00             8.10
          2012                  41           24.47             992              7.83           0.00            16.34
          2011                  43           21.03             897              7.92           0.00             1.85

                              Putnam Variable Trust (Class IA) - VT International Value Fund (Class IA)
          2015                  41           24.13             998              1.69           0.00            -1.71
          2014                  43           24.55           1,057              1.60           0.00            -9.29
          2013                  45           27.06           1,221              2.62           0.00            22.63
          2012                  53           22.07           1,164              3.31           0.00            21.80
          2011                  73           18.12           1,331              2.82           0.00           -13.52

                                   Rydex Variable Trust - Guggenheim VT U.S. Long Short Equity Fund
          2015                  33           23.56             786              0.00           0.00             1.26
          2014                  32           23.27             733              0.00           0.00             2.79
          2013                  34           22.64             773              0.00           0.00            17.46
          2012                  36           19.27             686              0.00           0.00             4.43
          2011                  35           18.45             637              0.00           0.00            -6.56

                                  T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth
          2015                 162           27.93           4,537              0.00           0.00            11.05
          2014                 172           25.15           4,330              0.00           0.00             9.17
          2013                 184           23.03           4,245              0.03           0.00            41.15
          2012                 192           16.32           3,132              0.16           0.00            18.26
          2011                 188           13.80           2,587              0.00           0.00             1.52

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                        Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                   T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income
          2015                 798  $        28.72  $       22,929              1.81%          0.00%           -6.85%
          2014                 864           30.83          26,629              1.73           0.00             7.38
          2013                 935           28.71          26,862              1.56           0.00            29.72
          2012               1,016           22.14          22,490              2.18           0.00            17.15
          2011               1,122           18.89          21,208              1.77           0.00            -0.71

                                   T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth
          2015                 199           58.77          11,675              0.00           0.00             6.56
          2014                 215           55.15          11,872              0.00           0.00            13.12
          2013                 237           48.76          11,544              0.00           0.00            13.90
          2012                 256           35.67           9,144              0.00           0.00            13.90
          2011                 282           31.32           8,834              0.00           0.00            -1.27

                                 T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth
          2015                 106           27.91           2,959              0.00           0.00             8.60
          2014                 112           25.70           2,871              0.00           0.00             9.33
          2013                 121           23.51           2,849              0.00           0.00            38.01
          2012                 127           17.03           2,158              0.48           0.00            13.12
          2011                 142           15.06           2,139              0.22           0.00            -1.07

                             T. Rowe Price International Series, Inc. - T. Rowe Price International Stock
          2015                 195           18.03           3,524              0.99           0.00            -0.90
          2014                 196           18.19           3,570              1.01           0.00            -1.24
          2013                 226           18.42           4,165              0.86           0.00            14.05
          2012                 231           16.15           3,730              1.27           0.00            18.44
          2011                 247           13.64           3,372              1.59           0.00           -12.83

                                     The Alger Portfolios - Alger Capital Appreciation Class I-2
          2015                 430           46.29          19,875              0.08           0.00             6.19
          2014                 454           43.59          19,809              0.09           0.00            13.75
          2013                 476           38.32          18,233              0.37           0.00            35.19
          2012                 505           28.35          14,313              1.10           0.00            18.30
          2011                 536           23.96          12,835              0.11           0.00            -0.30

                                       The Alger Portfolios - Alger Income and Growth Class I-2
          2015                 202           26.54           5,356              1.69           0.00             0.98
          2014                 220           26.29           5,786              2.16           0.00            12.52
          2013                 241           23.36           5,631              1.98           0.00            29.92
          2012                 265           17.98           4,769              3.09           0.00            12.34
          2011                 355           16.01           5,678              1.59           0.00             6.51

                                       The Alger Portfolios - Alger Large Cap Growth Class I-2
          2015                 475           24.46          11,611              0.00           0.00             1.72
          2014                 506           24.04          12,170              0.16           0.00            10.99
          2013                 556           21.66          12,050              0.79           0.00            35.08
          2012                 593           16.04           9,513              1.22           0.00             9.87
          2011                 634           14.60           9,261              1.02           0.00            -0.35

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                        The Alger Portfolios - Alger MidCap Growth Class I-2
          2015                 677  $        34.10  $       23,084              0.00%          0.00%           -1.56%
          2014                 719           34.64          24,915              0.00           0.00             8.01
          2013                 788           32.07          25,271              0.33           0.00            35.84
          2012                 869           23.61          20,524              0.00           0.00            16.21
          2011                 930           20.32          18,902              0.36           0.00            -8.27

                                       The Alger Portfolios - Alger SmallCap Growth Class I-2
          2015                 261           23.28           6,087              0.00           0.00            -3.32
          2014                 275           24.08           6,630              0.00           0.00             0.44
          2013                 312           23.97           7,475              0.00           0.00            34.26
          2012                 343           17.85           6,132              0.00           0.00            12.50
          2011                 397           15.87           6,306              0.00           0.00            -3.18

                             The Universal Institutional Funds, Inc. - Morgan Stanley UIF Growth Class I
          2015                  61           32.45           1,971              0.00           0.00            12.24
          2014                  65           28.91           1,877              0.00           0.00             6.36
          2013                  67           27.18           1,812              0.42           0.00            48.07
          2012                  67           18.36           1,226              0.00           0.00            14.38
          2011                  69           16.05           1,106              0.12           0.00            -2.80

                        The Universal Institutional Funds, Inc. - Morgan Stanley UIF U.S. Real Estate Class I
          2015                 146           44.10           6,455              1.33           0.00             2.17
          2014                 160           43.17           6,925              1.45           0.00            29.72
          2013                 168           33.28           5,579              1.11           0.00             2.05
          2012                 173           32.61           5,628              0.89           0.00            15.84
          2011                 180           28.15           5,063              0.86           0.00             5.92

                               Van Eck Worldwide Insurance Trust - Van Eck Worldwide Emerging Markets
          2015                 144           28.43           4,104              0.56           0.00           -13.99
          2014                 144           33.06           4,764              0.52           0.00            -0.41
          2013                 150           33.19           4,982              1.48           0.00            12.02
          2012                 154           29.63           4,549              0.00           0.00            29.81
          2011                 154           22.83           3,525              1.05           0.00           -25.74

                                  Van Eck Worldwide Insurance Trust - Van Eck Worldwide Hard Assets
          2015                 120           19.54           2,337              0.03           0.00           -33.45
          2014                 110           29.36           3,231              0.10           0.00           -19.10
          2013                 113           36.29           4,090              0.65           0.00            10.53
          2012                 114           32.84           3,739              0.63           0.00             3.39
          2011                 114           31.76           3,630              1.25           0.00           -16.45

                    Van Eck Worldwide Insurance Trust - Van Eck Worldwide Multi-Manager Alternatives (Fund ceased operations on June 3, 2015)
          2015                   -           11.99               -              0.00           0.00            -0.31
          2014                  22           12.03             261              0.00           0.00            -1.07
          2013                  21           12.16             255              0.00           0.00             5.05
          2012                  18           11.57             213              0.00           0.00             1.33
          2011                  19           11.42             212              0.92           0.00            -2.27

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                   Consultant, Consultant SL, Consultant Accumulator, and Consultant Protector Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                   Wells Fargo Variable Trust - Wells Fargo VT Advantage Discovery
          2015                 194  $        28.91  $        5,621              0.00           0.00            -1.46
          2014                 208           29.33           6,105              0.00           0.00             0.36
          2013                 232           29.23           6,775              0.01           0.00            43.80
          2012                 240           20.33           4,870              0.00           0.00            17.74
          2011                 262           17.27           4,525              0.00           0.00             0.42

                                  Wells Fargo Variable Trust - Wells Fargo VT Advantage Opportunity
          2015                 307  $        22.29  $        6,852              0.13           0.00            -3.08
          2014                 336           23.00           7,735              0.06           0.00            10.42
          2013                 367           20.83           7,653              0.00           0.00            30.68
          2012                 405           15.94           6,457              0.10           0.00            15.52
          2011                 454           13.79           6,263              0.15           0.00            -5.52

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Total Accumulator Policies
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                           AllianceBernstein - VPS Growth and Income Class A
          2015                  30           16.54             493              1.46           0.00             1.70
          2014                  28           16.26             454              1.43           0.00             9.54
          2013                  24           14.85             360              1.45           0.00            34.96
          2012                  15           11.00             163              1.71           0.00            17.52
          2011                  11            9.36             101              1.26           0.00             6.32

                                         AllianceBernstein - VPS International Growth Class A
          2015                  35            8.88             307              0.34           0.00            -1.87
          2014                  29            9.05             262              0.00           0.00            -1.19
          2013                  24            9.16             216              0.97           0.00            13.60
          2012                  18            8.07             147              1.60           0.00            15.54
          2011                  13            6.98              90              2.70           0.00           -15.85

                                          AllianceBernstein - VPS International Value Class A
          2015                  23            7.42             174              2.73           0.00             2.59
          2014                  21            7.23             153              3.84           0.00            -6.21
          2013                  18            7.71             142              6.38           0.00            23.00
          2012                  16            6.27             102              1.80           0.00            14.53
          2011                  14            5.47              74              4.82           0.00           -19.25

                                           AllianceBernstein - VPS Small Cap Growth Class A
          2015                  24           20.06             475              0.00           0.00            -1.25
          2014                  21           20.31             416              0.00           0.00            -1.81
          2013                  17           20.69             349              0.00           0.00            45.66
          2012                  15           14.20             207              0.00           0.00            15.02
          2011                  13           12.35             155              0.00           0.00             4.46

                                          AllianceBernstein - VPS Small/Mid Cap Value Class A
          2015                  17           17.60             297              0.78           0.00            -5.49
          2014                  16           18.62             289              0.71           0.00             9.20
          2013                  13           17.05             227              0.00           0.00            38.06
          2012                   9           12.35             114              0.00           0.00            18.75
          2011                   7           10.40              76              0.42           0.00            -8.39

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                      Fidelity Variable Insurance Products Fund - VIP Contrafund
          2015                 188  $        16.17  $        3,042              1.04%          0.00%            0.67%
          2014                 150           16.06           2,401              0.95           0.00            11.94
          2013                 131           14.34           1,875              1.08           0.00            31.29
          2012                 110           10.93           1,197              1.37           0.00            16.42
          2011                  99            9.39             926              1.02           0.00            -2.53

                                   Fidelity Variable Insurance Products Fund - VIP Emerging Markets
          2015                  47            9.79             465              0.63           0.00            (9.97)
          2014                  40           10.88             435              0.41           0.00             1.38
          2013                  32           10.73             342              0.84           0.00             3.85
          2012                  23           10.33             239              1.29           0.00            14.37
          2011                  15            9.03             134              1.67           0.00           -21.01

                                     Fidelity Variable Insurance Products Fund - VIP Equity-Income
          2015                  54           13.98             756              3.16           0.00            -3.96
          2014                  47           14.56             682              2.83           0.00             8.72
          2013                  44           13.39             586              2.55           0.00            28.15
          2012                  40           10.45             414              3.13           0.00            17.31
          2011                  41            8.91             362              2.54           0.00             0.97

                                        Fidelity Variable Insurance Products Fund - VIP Growth
          2015                  54           17.06             917              0.26           0.00             7.17
          2014                  50           15.92             796              0.19           0.00            11.30
          2013                  42           14.30             596              0.29           0.00            36.34
          2012                  35           10.49             366              0.63           0.00            14.69
          2011                  26            9.15             239              0.38           0.00             0.20

                                    Fidelity Variable Insurance Products Fund - VIP Growth & Income
          2015                  36           15.46             551              2.27           0.00            -2.27
          2014                  32           15.82             503              1.89           0.00            10.47
          2013                  29           14.32             408              2.06           0.00            33.56
          2012                  25           10.72             266              2.69           0.00            18.56
          2011                  17            9.04             158              2.12           0.00             1.61

                                      Fidelity Variable Insurance Products Fund - VIP High Income
          2015                  27           14.89             395              7.06           0.00            -3.63
          2014                  24           15.45             368              6.60           0.00             1.16
          2013                  19           15.27             288              6.35           0.00             5.95
          2012                  15           14.41             214              5.29           0.00            14.23
          2011                  19           12.62             237              9.95           0.00             4.03

                              Fidelity Variable Insurance Products Fund - VIP Index 500 - Service Class
          2015                 187           16.97           3,172              1.97           0.00             1.24
          2014                 174           16.76           2,916              1.64           0.00            13.46
          2013                 161           14.78           2,380              1.97           0.00            32.11
          2012                 146           11.18           1,628              2.32           0.00            15.81
          2011                 117            9.66           1,129              2.20           0.00             1.93

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                    Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
          2015                  54  $        14.06  $          763              2.62%          0.00%           -0.60%
          2014                  50           14.14             701              2.23           0.00             5.83
          2013                  46           13.36             610              2.38           0.00            -1.78
          2012                  30           13.61             410              2.42           0.00             5.90
          2011                  21           12.85             275              3.46           0.00             7.33

                                        Fidelity Variable Insurance Products Fund - VIP Mid Cap
          2015                 105           16.78           1,754              0.54           0.00            (1.39)
          2014                  96           17.01           1,628              0.28           0.00             6.29
          2013                  81           16.01           1,293              0.55           0.00            36.23
          2012                  73           11.75             855              0.69           0.00            14.83
          2011                  63           10.23             648              0.33           0.00           -10.61

                                     Fidelity Variable Insurance Products Fund - VIP Money Market
          2015                  72           10.31             742              0.03           0.00             0.03
          2014                  70           10.30             721              0.01           0.00             0.01
          2013                 102           10.30           1,055              0.03           0.00             0.03
          2012                  51           10.30             527              0.13           0.00             0.14
          2011                  52           10.29             533              0.11           0.00             0.11

                                      Fidelity Variable Insurance Products Fund - VIP Real Estate
          2015                  74           16.92           1,245              2.11           0.00             3.71
          2014                  61           16.32             988              1.95           0.00            30.18
          2013                  54           12.54             682              2.26           0.00             1.82
          2012                  37           12.31             460              1.78           0.00            18.57
          2011                  22           10.38             233              1.41           0.00             8.09

                                   Fidelity Variable Insurance Products Fund - VIP Value Strategies
          2015                  10           16.17             166              0.98           0.00            -2.99
          2014                  15           16.67             247              1.12           0.00             6.80
          2013                  13           15.61             204              1.01           0.00            30.49
          2012                  11           11.96             135              0.68           0.00            27.28
          2011                  10            9.40              93              1.40           0.00            -8.81

                     Franklin Templeton Investments - Franklin High Income VIP Fund Class 1
          2015                  17           14.69             248              7.45           0.00            -8.88
          2014                  14           16.12             221              5.69           0.00             0.21
          2013                  12           16.08             191              6.96           0.00             8.17
          2012                   9           14.87             127              7.37           0.00            15.94
          2011                   6           12.82              77              5.77           0.00             4.63

                                   Franklin Templeton Investments - Franklin Income VIP Fund Class 1
          2015                  30           13.87             410              4.67           0.00            -6.84
          2014                  26           14.89             384              5.09           0.00             4.92
          2013                  24           14.19             339              6.02           0.00            14.18
          2012                  20           12.43             243              6.63           0.00            12.91
          2011                  14           11.01             158              4.48           0.00             2.71

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                          Franklin Templeton Investments - Franklin Mutual Global Discovery VIP Fund Class 1
          2015                  45  $        15.03  $          671              3.07%          0.00%           -3.39%
          2014                  38           15.56             598              2.34           0.00             5.98
          2013                  34           14.68             501              2.54           0.00            27.95
          2012                  27           11.48             310              3.46           0.00            13.63
          2011                  22           10.10             222              1.80           0.00            -2.73

                                Franklin Templeton Investments - Franklin Mutual Shares VIP Fund Class 1
          2015                  22           13.98             307              3.31           0.00            -4.69
          2014                  20           14.66             288              2.17           0.00             7.38
          2013                  18           13.66             251              2.39           0.00            28.53
          2012                  16           10.62             166              2.45           0.00            14.61
          2011                  12            9.27             108              2.76           0.00            -0.79

                               Franklin Templeton Investments - Franklin Small Cap Value VIP Fund Class 1
          2015                  42           16.02             676              0.91           0.00            -7.18
          2014                  39           17.26             668              0.80           0.00             0.88
          2013                  33           17.11             560              1.44           0.00            36.50
          2012                  29           12.53             367              0.96           0.00            18.75
          2011                  23           10.56             244              0.92           0.00            -3.53

                              Franklin Templeton Investments - Franklin Small-Mid Cap Growth VIP Fund Class 1
          2015                  25           17.33             433              0.00           0.00            -2.44
          2014                  21           17.76             378              0.00           0.00             7.78
          2013                  17           16.48             283              0.00           0.00            38.50
          2012                  14           11.90             166              0.00           0.00            11.12
          2011                  11           10.71             115              0.00           0.00            -4.59

                             Franklin Templeton Investments - Franklin Strategic Income VIP Fund Class 1
          2015                  20           14.41             291              6.27           0.00            -3.62
          2014                  18           14.95             262              5.95           0.00             2.12
          2013                  14           14.64             210              6.03           0.00             3.52
          2012                  11           14.14             162              8.55           0.00            13.12
          2011                   8           12.50              96              6.14           0.00             2.78

                         Franklin Templeton Investments - Franklin U.S. Government Securities VIP Fund Class 1
          2015                  22           12.70             284              2.66           0.00             0.71
          2014                  22           12.61             275              2.94           0.00             3.64
          2013                  19           12.17             235              1.35           0.00            -1.99
          2012                  56           12.42             692              1.25           0.00             2.12
          2011                  14           12.16             165              3.24           0.00             5.96

                                Franklin Templeton Investments - Templeton Global Bond VIP Fund Class 1
          2015                  56           15.79             880              7.75           0.00            -4.10
          2014                  49           16.47             803              5.22           0.00             2.12
          2013                  42           16.12             682              4.76           0.00             1.89
          2012                  36           15.82             569              6.56           0.00            15.31
          2011                  39           13.72             542              5.77           0.00            -0.61

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                           Ibbotson - Aggressive Growth ETF Asset Allocation
          2015                 365  $        12.73  $        4,641              1.58%          0.00%           -2.65%
          2014                 303           13.08           3,969              1.25           0.00             4.74
          2013                 258           12.49           3,226              1.38           0.00            18.53
          2012                 221           10.54           2,326              1.50           0.00            14.46
          2011                 194            9.21           1,781              1.33           0.00            -4.85

                                               Ibbotson - Balanced ETF Asset Allocation
          2015                 361           13.06           4,707              1.71           0.00            -1.97
          2014                 327           13.32           4,350              1.38           0.00             4.79
          2013                 282           12.71           3,590              1.80           0.00            12.19
          2012                 232           11.33           2,632              2.24           0.00            11.00
          2011                 172           10.21           1,752              1.43           0.00            -0.56

                                             Ibbotson - Conservative ETF Asset Allocation
          2015                  26           12.36             317              1.56           0.00            -0.96
          2014                  21           12.48             258              1.24           0.00             3.10
          2013                  17           12.11             206              1.34           0.00             2.77
          2012                  14           11.78             158              1.78           0.00             5.48
          2011                   9           11.17             104              1.43           0.00             3.42

                                                Ibbotson - Growth ETF Asset Allocation
          2015                 699           13.02           9,100              1.59           0.00            -2.22
          2014                 617           13.31           8,212              1.28           0.00             4.85
          2013                 562           12.70           7,136              1.58           0.00            16.78
          2012                 469           10.87           5,100              1.73           0.00            13.24
          2011                 379            9.60           3,638              1.46           0.00            -3.50

                                           Ibbotson - Income and Growth ETF Asset Allocation
          2015                  80           12.70           1,012              1.96           0.00            -1.52
          2014                  66           12.89             857              1.51           0.00             3.63
          2013                  65           12.44             809              1.86           0.00             7.58
          2012                  50           11.56             572              2.34           0.00             8.18
          2011                  22           10.69             238              1.16           0.00             1.37

                                              Invesco Funds - Invesco V.I. American Value
          2015                  21           16.42             343              0.32           0.00            -9.13
          2014                  18           18.07             318              0.45           0.00             9.75
          2013                  14           16.47             223              0.68           0.00            34.27
          2012                  14           11.05             158              1.56           0.00            14.63
          2011                  13            9.64             129              1.30           0.00            -2.01

                        Invesco Funds - Invesco V. I. Government Securities (fund launched on April 29, 2011)
          2015                   9           11.14              99              2.19           0.00             0.34
          2014                   4           11.10              47              3.20           0.00             4.14
          2013                   4           10.66              38              3.67           0.00            -2.62
          2012                   3           10.95              30              3.21           0.00             2.48
          2011                   2           10.68              25              0.00           0.00             6.84

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                    Invesco Funds - Invesco V.I. Growth and Income Fund - Series I
          2015                  20  $        15.84  $          311              2.97%          0.00%           -3.06
          2014                  18           16.34             291              1.80           0.00            10.28
          2013                  16           14.82             238              1.55           0.00            34.08
          2012                  11           12.26             129              0.72           0.00            17.31
          2011                   8           10.46              81              0.72           0.00             0.92

                                                    Janus Aspen Series  - Balanced
          2015                  79           17.22           1,357              1.88           0.00             0.62
          2014                  67           17.12           1,146              1.75           0.00             8.51
          2013                  50           15.78             785              1.54           0.00            20.15
          2012                  40           13.13             517              2.88           0.00            13.62
          2011                  32           11.56             375              2.41           0.00             1.64

                                                   Janus Aspen Series  - Enterprise
          2015                  17           18.14             316              0.89           0.00             4.03
          2014                  12           17.44             215              0.16           0.00            12.52
          2013                   8           15.50             125              0.52           0.00            32.38
          2012                   6           11.71              73              0.00           0.00            17.29
          2011                   4            9.98              43              0.00           0.00            -1.42

                                                  Janus Aspen Series  - Flexible Bond
          2015                  11           15.33             161              2.34           0.00             0.22
          2014                  13           15.29             195              3.33           0.00             4.94
          2013                  12           14.57             171              2.41           0.00            -0.14
          2012                  12           14.59             174              3.45           0.00             8.34
          2011                   7           13.47              97              4.07           0.00             6.74

                                                 Janus Aspen Series  - Forty Portfolio
          2015                  48           15.78             765              1.24           0.00            12.22
          2014                  43           14.07             611              0.15           0.00             8.73
          2013                  37           12.94             482              0.69           0.00            31.23
          2012                  30            9.86             294              0.75           0.00            24.16
          2011                  25            7.94             200              0.38           0.00            -6.69

                                                Janus Aspen Series  - Global Technology
          2015                  21           19.97             422              0.81           0.00             4.85
          2014                  19           19.05             354              0.00           0.00             9.64
          2013                  16           17.37             283              0.00           0.00            35.76
          2012                  13           12.80             169              0.00           0.00            19.60
          2011                   9           10.70              92              0.00           0.00            -8.68

                                                  Janus Aspen Series  - Mid Cap Value
          2015                  25           15.77             396              1.22           0.00            -3.47
          2014                  24           16.33             388              1.41           0.00             8.77
          2013                  22           15.01             325              1.28           0.00            26.09
          2012                  18           11.91             220              1.06           0.00            11.14
          2011                  14           10.71             145              0.84           0.00            -2.64

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                                    Janus Aspen Series  - Overseas
          2015                 105  $         7.49  $          788              0.61%          0.00%           -8.59%
          2014                  97            8.19             793              3.00           0.00           -11.87
          2013                  77            9.30             718              3.08           0.00            14.56
          2012                  63            8.11             510              0.74           0.00            13.47
          2011                  60            7.15             426              0.49           0.00           -32.17

                              Oppenheimer Variable Account Funds - Oppenheimer Conservative Balance Fund
          2015                  26           11.20             296              2.16           0.00             0.83
          2014                  22           11.11             241              2.04           0.00             8.20
          2013                  20           10.27             206              2.25           0.00            13.17
          2012                  18            9.08             160              1.23           0.00            12.34
          2011                  15            8.08             123              1.84           0.00             0.72

                                      Oppenheimer Variable Account Funds - Oppenheimer Core Bond
          2015                  15            9.61             147              4.04           0.00             0.96
          2014                  13            9.52             124              5.02           0.00             7.27
          2013                  12            8.87             104              5.25           0.00            -0.10
          2012                  10            8.88              87              5.18           0.00            10.29
          2011                   7            8.05              59              4.84           0.00             8.27

                                    Oppenheimer Variable Account Funds - Oppenheimer Equity Income
          2015                  20           16.09             318              3.27           0.00            -9.58
          2014                  17           17.79             294              1.86           0.00            11.08
          2013                  14           16.02             217              1.36           0.00            28.93
          2012                  12           12.42             147              1.40           0.00            16.08
          2011                   9           10.70              99              0.92           0.00            -4.93

                                        Oppenheimer Variable Account Funds - Oppenheimer Global
          2015                  62           15.22             947              1.30           0.00             3.94
          2014                  56           14.65             815              1.08           0.00             2.29
          2013                  52           14.32             746              1.47           0.00            27.31
          2012                  38           11.25             426              2.13           0.00            21.26
          2011                  28            9.28             263              1.20           0.00            -8.29

                               Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income
          2015                  21           13.06             280              5.77           0.00            -2.26
          2014                  19           13.36             255              4.24           0.00             2.84
          2013                  52           14.32             746              1.47           0.00            27.31
          2012                  12           13.01             154              5.63           0.00            13.53
          2011                   9           11.46             106              2.24           0.00             0.85

                                Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
          2015                  48           18.84             906              0.90           0.00            -5.90
          2014                  39           17.89             701              0.92           0.00            41.01
          2013                  17           12.99             215              6.44           0.00            -0.13
          2012                  33           12.69             412              0.58           0.00            17.99
          2011                  23           10.75             246              0.61           0.00            -2.21

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.    FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Total Accumulator Policies (continued)
                  --------------------------------------------------------------------------------------------------
                                  At December 31,                           For the year ended December 31,
                  ------------------------------------------------  ------------------------------------------------
                    Accumulation     Accumulation     Net Assets       Investment        Expense          Total
                    Units (000s)      Unit Value        (000s)       Income Ratio*       Ratio**        Return***
                  ----------------  --------------  --------------  ----------------  -------------  ---------------
                                    Panorama Series Fund, Inc. - Oppenheimer International Growth
          2015                  37  $        13.05  $          476              1.18%          0.00%            3.43%
          2014                  38           12.62             477              1.19           0.00            -7.22
          2013                  28           13.60             386              1.34           0.00            25.87
          2012                  22           10.81             239              1.49           0.00            22.22
          2011                  19            8.84             169              0.96           0.00            -7.16

                                            The Alger Portfolios - Alger Balanced Class I-2
          2015                  16           13.79             224              2.22           0.00             1.47
          2014                  14           13.59             187              2.12           0.00             9.43
          2013                  12           12.42             145              1.29           0.00            15.28
          2012                   9           10.78             101              1.26           0.00             6.23
          2011                   8           10.14              78              2.64           0.00             0.03

                                      The Alger Portfolios - Alger Capital Appreciation Class I-2
          2015                  93           20.28           1,890              0.08           0.00             6.19
          2014                  83           19.09           1,575              0.09           0.00            13.75
          2013                  68           16.78           1,142              0.37           0.00            35.19
          2012                  55           12.42             677              1.10           0.00            18.30
          2011                  36           10.50             380              0.11           0.00            -0.30

                                        The Alger Portfolios - Alger Large Cap Growth Class I-2
          2015                  32           16.28             523              0.00           0.00             1.72
          2014                  29           16.01             461              0.16           0.00            10.99
          2013                  25           14.42             365              0.79           0.00            35.08
          2012                  23           10.68             244              1.22           0.00             9.87
          2011                  14            9.72             137              1.02           0.00            -0.35

                                         The Alger Portfolios - Alger MidCap Growth Class I-2
          2015                  59           13.40             785              0.00           0.00            -1.56
          2014                  47           13.62             639              0.00           0.00             8.01
          2013                  36           12.61             451              0.33           0.00            35.84
          2012                  30            9.28             278              0.00           0.00            16.21
          2011                  22            7.99             178              0.36           0.00            -8.27

                         The Universal Institutional Funds, Inc. - Morgan Stanley UIF Emerging Markets Class I
          2015                  39            7.71             302              0.79           0.00           -10.69
          2014                  39            8.64             333              0.38           0.00            -4.49
          2013                  38            9.04             339              1.17           0.00            -1.02
          2012                  32            9.14             292              0.00           0.00            19.95
          2011                  31            7.62             236              0.44           0.00           -18.22

                               The Universal Institutional Funds, Inc. - Morgan Stanley UIF Growth Class I
          2015                   5           20.94             110              0.00           0.00            12.24
          2014                   6           18.65             112              0.00           0.00             6.36
          2013                   5           17.54              94              0.42           0.00            48.07
          2012                   4           11.84              56              0.00           0.00            14.38
          2011                   4           10.36              42              0.12           0.00            -2.80

                                     PART C

                                OTHER INFORMATION


Item 26. EXHIBITS

      (a) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of Registrant. (1)

      (b) Custodian Agreement (Not Applicable)

      (c)   (i) Principal Underwriting Agreement

                (a) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. (12)

            (ii) Form of Selling Agreement (2)

            (iii) Schedule of Sales Commissions (9)

      (d) Form of the Consultant Protector Flexible Premium Variable Universal Life Policy (8)

      (e)      Application Form (9)

      (f)   (1) Certificate of Incorporation of Lincoln Benefit (16)

            (2) By-laws of Lincoln Benefit (17)

      (g) Contracts of Reinsurance (3)

            (1) Amended and Restated Reinsurance Agreement by and between
                Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (13)

      (h) Fund Participation Agreements:

               (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Lincoln Benefit Life Company, and ALFS, Inc. (4)

               (2) Participation Agreement among the Alger American Fund, Lincoln Benefit Life Company and Fred Alger and Company, Incorporated. (1)

               (3) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

               (4) Participation Agreement among Lincoln Benefit Life Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. (1)

               (5) Fund Participation Agreement (Service Shares) between Janus Aspen Series and Lincoln Benefit Life Company. (4)

               (6) Form of Participation Agreement among Lincoln Benefit Life Company, Lazard Asset Management and Lazard Retirement Series, Inc. (6)

               (7) Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust. (5)

               (8) Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company. (1)

               (9) (a) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust. (6)

               (9) (b) Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors and Lincoln Benefit Life Company. (7)

               (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit Life Company. (4)

               (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Lincoln Benefit Life Company. (4)

               (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC. (6)

               (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company.
               (4)

               (14) Form of Participation Agreement among Rydex Variable Trust, Padco Financial Services, and Lincoln Benefit Life Company. (7)

               (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Lincoln Benefit Life Company. (6)

               (16) Fund Participation Agreement between Lincoln Benefit Life Company, Scudder Variable Insurance Trust, and Deutsche Asset Management, Inc. (8)

               (17) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life Company. (1)

               (18) Form of Participation Agreement among Lincoln Benefit Life Company, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. (1)

               (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company. (4)

               (20) Form of Participation Agreement among Lincoln Benefit Life Company, Van Kampen Universal Institutional Funds, and Miller Anderson & Sherrerd, LLP (6)

               (21) Form of Participation Agreement among Van Eck Worldwide Insurance Trust Van Eck Securities Corporation, Van Eck Associates Corporation, and Lincoln Benefit Life Company(10)

               (22) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Lincoln Benefit Life Company (11)

      (i) Administrative Contracts

               (1)  Amended  and  Restated  Administrative Services Agreement by
               and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (14)

               (2)  Third  Party  Administrator  Agreement  by  and  between
               Alliance-One Services, Inc. and Lincoln Benefit Life Company, effective June 16, 2014 (filed herewith)

      (j) Other Material Contracts

          (1) Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (15)

      (k) Opinion and Consent of Counsel (filed herewith)

      (l) Actuarial Opinion and Consent (9)

      (m) Sample Calculations (8)

      (n) Other Consents

               (1) Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP (filed herewith)

               (2) Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP (filed herewith)

      (o) Omitted financial statements (Not applicable)

      (p) Initial Capital Arrangements (Not Applicable)

      (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (8)

      (r) Table of Surrender Charge Factors and Percentages (9)

     (99) (a) Powers of Attorney for Stephen Campbell, Richard Carbone, Clive Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze (filed herewith)

                            -----------------------

(1) Incorporated by reference from Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).

(2) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545, 811-7924).

(3) Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 21, 1998 (File No. 333-50545, 811-7924).

(4) Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed August 8, 2001 (File No. 333-61146, 811-7924).

(5) Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed September 29, 1999 April 1, 1999 (File No. 333-82427, 811-7924).

(6) Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed July 8, 1999 (File No. 333-82427, 811-7924).

(7) Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed January 17, 2001 (File No. 333-82427, 811-7924).

(8) Incorporated by reference from Registration Statement on Form N-6 for Lincoln Benefit Life Variable Life Account, filed September 27, 2002 (file No. 333-100132, 811-7972).

(9) Incorporated by reference from Pre-Effective Amendment to Registration Statement on Form N-6 for Lincoln Benefit Life Variable Life Account, filed December 17, 2002 (file No. 333-100132, 811-7972).

(10) Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account filed October 14, 2003 (File No. 333-109688)

(11) Incorporated by reference from Post-Effective Amendment to Form
N-6 for Lincoln Benefit Life Variable Life Account, File No. 333-100132, 811-9154, filed April 30, 2009.

(12) Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375)

(13) Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375)

(14) Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371)

(15) Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375)

(16) Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371)

(17) Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. (SEC File No. 333-111553)

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT

     Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

NAME                     POSITION/OFFICE WITH DEPOSITOR
Stephen Campbell       Director
Richard Carbone        Director
Clive Cowdery          Director
Ann Frohman            Director
Jon Hack               Director
Robert Stein           Director
Grace Vandecruze       Director
W. Weldon Wilson       Director, Chief Executive Officer
Keith Gubbay           President and Chief Actuarial Officer
Robyn Wyatt            Chief Financial Officer, Executive Vice President
                       and Treasurer
Karl Chappell          Managing Director, Investments & Mergers and
                       Acquisitions
Simon Packer           Chief Transformation Officer
Leigh McKegney         Chief Legal Officer, Secretary and Vice President



Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Lancaster Re Captive Insurance Company, organized under laws of the State of Nebraska


Item 29: INDEMNIFICATION

     The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Resolution Life, Inc. has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Resolution Life, Inc. and its subsidiaries, may, in such capacities, incur.

     The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

     Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. PRINCIPAL UNDERWRITERS

     Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

     As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.

     ADLLC  also  serves  as  distributor  for the Lincoln Benefit Life Variable
Annuity Account, which is another separate account of Lincoln Benefit. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC:

     Allstate Financial Advisors Separate Account I
     Allstate Life Variable Life Separate Account A
     Allstate Life of New York Separate Account A
     Allstate Life of New York Variable Life Separate Account A
     Charter National Variable Annuity Account
     Intramerica Variable Annuity Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name                          Position with Distributor

WILFORD J. KAVANAUGH           MANAGER,  CHAIRMAN OF THE BOARD AND PRESIDENT
ANGELA K. FONTANA              MANAGER AND ASSISTANT SECRETARY
MARIO IMBARRATO                MANAGER
P. JOHN RUGEL                  MANAGER
D. SCOTT HARPER                SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL                  SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIO RIZZO                    SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
MARIAN GOLL                    VICE PRESIDENT AND TREASURER
ALLEN R. REED                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
DANA GOLDSTEIN                 CHIEF COMPLIANCE OFFICER
STEPHANIE D. NEELY             VICE PRESIDENT AND ASSISTANT TREASURER
DANIEL G. GORDON               ASSISTANT SECRETARY
LISETTE S. WILLEMSEN           ASSISTANT SECRETARY


Item 31. LOCATION OF ACCOUNTS AND RECORDS

     The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

     The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.

     The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.

     The Administrative Services Provider for the Policies, Alliance-One Services, Inc., is located at 1275 Sandusky Road, Jacksonville, Illinois 62650.

     Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES

         None.


Item 33. REPRESENTATION OF REASONABLENESS OF FEES

         Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.





                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Stamford, and State of Connecticut on April 15, 2016.



                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (Registrant)

                       By:  LINCOLN BENEFIT LIFE COMPANY


                             By: /s/ W. Weldon Wilson

                  - - - - - - - - - - - - - - - - - - - - - - - - -

                                 W. Weldon Wilson
                          Director and Chief Executive Officer


                            LINCOLN BENEFIT LIFE COMPANY
                                    (Depositor)


                             By: /s/ W. Weldon Wilson

                  - - - - - - - - - - - - - - - - - - - - - - - - -

                                 W. Weldon Wilson
                        Director and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 15, 2016.


(Signature)                          (Title)

*/ Stephen Campbell                  Director
----------------------
Stephen Campbell


*/ Richard Carbone                   Director
----------------------
Richard Carbone


*/ Clive Cowdery                     Director
----------------------
Clive Cowdery


*/ Ann Frohman                       Director
----------------------
Ann Frohman


*/ Jon Hack                          Director
----------------------
Jon Hack


*/ Robert Stein                      Director
----------------------
Robert Stein


*/ Grace Vandecruze                  Director
----------------------
Grace Vandecruze


/s/ W. Weldon Wilson                 Director and Chief Executive Officer
----------------------               (principal executive officer)
W. Weldon Wilson


/s/ Robyn Wyatt                      Chief Financial Officer, Treasurer and
----------------------               Executive Vice President (principal
Robyn Wyatt                          financial officer and principal
                                     accounting officer)


* By Robyn Wyatt, pursuant to Power of Attorney






                                INDEX TO EXHIBITS

                         FOR POST-EFFECTIVE AMENDMENT TO

                       REGISTRATION STATEMENT ON FORM N-6

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

EXHIBIT NO.                      SEQUENTIAL PAGE NO.
26(i)(2)        Third Party Administrator Agreement by and between Alliance-One Services, Inc.
                and Lincoln Benefit Life Company
26(k)           Opinion and Consent of Counsel
26(n)(1)        Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP
26(n)(2)        Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP
 (99)(a)        Powers of Attorney for Stephen Campbell, Richard Carbone, Clive
                Cowdery, Ann Frohman, Jon Hack, Robert Stein and Grace Vandecruze